Exhibit 10.3

EXECUTION COPY

MASTER CREDIT FACILITY AGREEMENT

BY AND BETWEEN

BORROWERS SIGNATORY HERETO

IDOT GUARANTORS SIGNATORY HERETO

AND

LEHMAN BROTHERS HOLDINGS INC.,

BANK OF AMERICA, N.A., and

BARCLAYS CAPITAL REAL ESTATE INC.

DATED AS OF

October 5, 2007

i

EXHIBITS

EXHIBIT A	Schedule of Collateral Pool Borrowers, Mortgaged Properties, Collateral Pools, Initial Loans and Initial Valuations
EXHIBIT B	Fixed Loan Note
EXHIBIT C	Variable Loan Note
EXHIBIT D	Guaranty
EXHIBIT E	Confirmation of Guaranty
EXHIBIT F	Compliance Certificate
EXHIBIT G-1	Organizational Certificate (Borrower)
EXHIBIT G-2	Organizational Certificate (Guarantor)
EXHIBIT G-3	Organizational Certificate (IDOT Guarantor)
EXHIBIT H	Rate Form
EXHIBIT I	Loan Request
EXHIBIT J	Request (Substitution/Release)
EXHIBIT K	Confirmation of Obligations
EXHIBIT L	Certificate of Borrower
EXHIBIT M	List of Master Leases
EXHIBIT N	Permitted Investments
EXHIBIT O	Hedge Security Agreement
EXHIBIT P	Form of Letter of Credit
EXHIBIT Q	Forms of Master Lease Estoppel and Subordination Agreement

APPENDIX I	Definitions

MASTER CREDIT FACILITY AGREEMENT

THIS MASTER CREDIT FACILITY AGREEMENT is made as of the 5th day of October, 2007, by and among (i) (a) the Borrowers identified on Schedule I attached hereto, (b) such Additional Borrowers as may from time to time become Borrowers under this Agreement (individually and collectively, “Borrower”), (c) the Maryland Indemnity Deed of Trust Guarantors identified on Schedule II attached hereto, and (d) such Additional Maryland Indemnity Deed of Trust Guarantors as may from time to time become IDOT Guarantors under this Agreement (the entities described in (c) and (d), individually and collectively, “IDOT Guarantor”); and (ii) LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, BANK OF AMERICA, N.A., a national banking association, and BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation (individually and collectively, “Lender”).

RECITALS

A.            Each Borrower and IDOT Guarantor owns a Multifamily Residential Property (in fee simple or as tenant under a ground lease) as more particularly described in Exhibit A to this Agreement (unless otherwise defined or the context clearly indicates otherwise, capitalized terms shall have the meanings ascribed to such terms in Appendix I of this Agreement); reference to “relevant” or “applicable” Loans, Mortgaged Properties or Loan Documents shall refer to the Loans made to a Collateral Pool Borrower, the Mortgaged Properties securing such Loans or the Loan Documents entered into by such Collateral Pool Borrower in respect of such Loans, respectively. As set forth below, each Mortgaged Property shall be part of a Collateral Pool and each such Mortgaged Property in a Collateral Pool shall secure all Loans made with respect to such Collateral Pool.

B.            As set forth below, the Mortgaged Properties identified on Exhibit A to this Agreement as part of “Collateral Pool 1” shall each secure one or more Loans made in respect of such Mortgaged Properties, and shall comprise Collateral Pool 1. The Mortgaged Properties identified on Exhibit A to the Agreement as part of “Collateral Pool 2” shall each secure one or more Loans made in respect of such Mortgaged Properties, and shall comprise Collateral Pool 2. The Mortgaged Properties identified on Exhibit A to the Agreement as part of “Collateral Pool 3” shall each secure one or more Loans made in respect of such Mortgaged Properties, and shall comprise Collateral Pool 3. The Mortgaged Properties identified on Exhibit A to the Agreement as part of “Collateral Pool 4” shall each secure one or more Loans made in respect of such Mortgaged Properties, and shall comprise Collateral Pool 4. The Mortgaged Properties identified on Exhibit A to the Agreement as part of “Collateral Pool 5” shall each secure one or more Loans made in respect of such Mortgaged Properties, and shall comprise Collateral Pool 5. The Mortgaged Properties identified on Exhibit A to the Agreement as part of “Collateral Pool 6” shall each secure one or more Loans made in respect of such Mortgaged Properties, and shall comprise Collateral Pool 6. The Mortgaged Properties identified on Exhibit A to the Agreement as part of “Collateral Pool 7” shall each secure one or more Loans made in respect of such Mortgaged Properties, and shall comprise Collateral Pool 7. The Mortgaged Properties identified on Exhibit A to the Agreement as part of “Collateral Pool 8” shall each secure one or more Loans made in respect of such Mortgaged Properties, and shall comprise Collateral Pool 8. The Mortgaged Properties identified on Exhibit A to the Agreement as part of “Collateral Pool 9”

shall each secure one or more Loans made in respect of such Mortgaged Properties, and shall comprise Collateral Pool 9.

C.            Borrower has requested that Lender make Loans to Borrower in the principal amounts set forth on Exhibit A attached hereto, such Loans having an aggregate original principal amount of $7,069,325,900.

D.            To secure the obligations of each Collateral Pool Borrower under this Agreement and the other Loan Documents executed in connection with the Loan made to such Borrower, such Collateral Pool Borrower or IDOT Guarantor shall pledge its respective Collateral to Lender. Each Borrower’s or IDOT Guarantor’s Collateral shall be comprised of (i) Multifamily Residential Properties owned by Borrower or IDOT Guarantor or any Additional Borrower or Additional IDOT Guarantor and (ii) any other collateral pledged to Lender from time to time by any Borrower, IDOT Guarantor, any Additional Borrower or Additional IDOT Guarantor pursuant to this Agreement or any other Loan Documents.

E.             The Multifamily Residential Properties comprising the Collateral shall be grouped into nine (9) Collateral Pools, as set forth on Exhibit A. Each Collateral Pool Borrower shall be the obligor on the Note or Notes secured by the Mortgaged Properties comprising its related Collateral Pool and each such Loan shall be secured by a Security Instrument on the Mortgaged Property owned by such Collateral Pool Borrower or IDOT Guarantor.

F.             Each Loan, Note and Security Document related to the Mortgaged Properties comprising each Collateral Pool shall be cross-defaulted (i.e., a default under any Loan, Note, Security Document relating to each Mortgaged Property comprising Collateral Pool 1 (for example) under this Agreement, shall constitute a default under each Loan, Note and Security Document comprising Collateral Pool 1 (for example) and under this Agreement related to the Mortgaged Properties in such Collateral Pool) and cross-collateralized (i.e., each Security Instrument related to the Mortgaged Properties within Collateral Pool 1 (for example) shall secure all of Borrower’s obligations under this Agreement and the other Loan Documents related to the Loan secured by the Mortgaged Properties within Collateral Pool 1 (for example)) to the other Notes and Security Documents related to the Mortgaged Properties in such Collateral Pool and it is the intent of the parties to this Agreement that after an Event of Default, Lender may accelerate any Note related to such Collateral Pool without needing to accelerate any other Note and that in the exercise of its rights and remedies under the Loan Documents, Lender may, except as provided in this Agreement, exercise and perfect any and all of its rights in and under the Loan Documents with regard to any Mortgaged Property in such Collateral Pool without needing to exercise and perfect its rights and remedies with respect to any other Mortgaged Property in such Collateral Pool and that any such exercise shall be without regard to the Allocable Loan Amount assigned to such Mortgaged Property and that Lender may recover an amount equal to the full amount outstanding in respect of any of the Notes related to the Mortgaged Properties within a Collateral Pool, in connection with such exercise and any such amount shall be applied to the Obligations as determined by Lender in its sole and absolute discretion.

G.            No Loan, Note or Security Document within one Collateral Pool shall be cross-collateralized or cross-defaulted with any Loan, note or Security Document in any other Collateral Pool.

H.            Subject to the terms, conditions and limitations of this Agreement, Lender has agreed to establish the Credit Facility and make the Loans to each Collateral Pool Borrower in the respective amounts described on Exhibit A.

NOW, THEREFORE, Borrower, IDOT Guarantor and Lender, in consideration of the mutual promises and agreements contained in this Agreement, hereby agree as follows:

ARTICLE 1

THE COMMITMENT TO MAKE LOANS

Section 1.01.        The Commitment to Make Loans.

Subject to the terms, conditions and limitations of this Agreement:

(a)           Variable Loans. Lender agrees to make a Variable Loan to each applicable Collateral Pool Borrower in the original principal amounts set forth in respect of such Collateral Pool Borrower on Exhibit A attached hereto. No Variable Loans shall be made as a result of decrease in the Loan to Value Ratio or an increase in the Debt Service Coverage Ratio of any Mortgaged Property.

(b)           Fixed Loans. Lender agrees to make a Fixed Loan to each applicable Collateral Pool Borrower in the original principal amounts in respect of such Collateral Pool Borrower set forth on Exhibit A attached hereto. Except as set forth in Section 2.05 of this Agreement, no Fixed Loan or Additional Fixed Loan shall be made as a result of a decrease in the Loan to Value Ratio or an increase in the Debt Service Coverage Ratio of any Mortgaged Property.

(c)           Maximum Loans. The maximum aggregate original principal amount of all Loans, including the Variable Loans, the Fixed Loans, and any Additional Fixed Loans, made pursuant to this Agreement shall be $7,369,325,900. No Borrower may re-borrow any part of a Loan which it has previously borrowed and repaid. Each Loan is anticipated to be purchased by Fannie Mae for cash.

(d)           Minimum Variable Loans Outstanding. During the Term of this Agreement, no Variable Loans secured by a Collateral Pool shall be permitted to remain Outstanding unless the aggregate of Variable Loans Outstanding secured by such Collateral Pool is at least $25,000,000. If the aggregate principal amount Outstanding of Variable Loans for a Collateral Pool is more than $0 but less than $25,000,000, then the applicable Collateral Pool Borrower shall, within ninety (90) days of the date on which the aggregate principal balance of Variable Loans Outstanding falls below $25,000,000, repay in full on the last day of the then current month all Variable Loans Outstanding under such Collateral Pool, together with any prepayment premiums and other amounts due under such Loan Documents.

Section 1.02.        Maturity Date of Loans; Amortization; Prepayment.

(a)           Variable Loans

(i)            Maturity Date of Variable Loans. The maturity date of each Variable Loan shall be the first day of the month following the date two (2) years after the Initial Closing Date subject to the Extension pursuant to Section 1.05 of this Agreement.

(ii)           Amortization and Payment of Variable Loans. Variable Loans shall be payable interest only.

(iii)          Prepayment of Variable Loans. Subject to the terms and conditions of the applicable Variable Loan Note and Section 3.02(d) of this Agreement, Variable Loans are prepayable (in whole or in part) at any time pursuant to the prepayment provisions of the applicable Variable Loan Note.

(b)           Fixed Loans.

(i)            Maturity Date of Fixed Loans. The maturity date of each Fixed Loan (other than an Additional Fixed Loan) shall be specified by the applicable Collateral Pool Borrower for such Fixed Loan, provided that such maturity date shall be the first day of the month following the date five (5) seven (7) or ten (10) years after the Initial Closing Date as more specifically set forth in the applicable Fixed Loan Note. Subject to the terms of Section 2.05 of this Agreement, the maturity date of any Additional Fixed Loan shall be the later of (A) the first day of the month following the date five (5) years from the Closing Date of such Additional Fixed Loan, and (B) the latest maturity date of the Initial Loan Outstanding under such Collateral Pool.

(ii)           Amortization and Payment of Fixed Loans. Fixed Loans (other than Additional Fixed Loans) shall be payable interest only. Additional Fixed Loans may require amortization and may require principal and interest payments, as determined by Lender on or before the Closing Date of such Additional Fixed Loan.

(iii)          Prepayment of Fixed Loans. Fixed Loans (other than Additional Fixed Loans) are not prepayable without premium during the period beginning on the Initial Closing Date of such Fixed Loan and ending six (6) months prior to the maturity date of such Fixed Loan (as more specifically described in the applicable Fixed Loan Note); provided that, notwithstanding the foregoing, Borrower may prepay all or any portion of any Fixed Loan pursuant to the yield maintenance provisions of the applicable Fixed Loan Note. The prepayment terms of any Additional Fixed Loan shall be determined by Borrower and Lender prior to the Closing Date of such Additional Fixed Loan.

Section 1.03.        Interest on Loans.

(a)           Variable Loans.

(i)            Interest on Variable Loans. Interest shall accrue on the unpaid principal balance of a Variable Loan from the date such Variable Loan is made at the Adjustable

Rate based on One Month LIBOR (or during an Extension, Three-Month LIBOR, as determined by the applicable Collateral Pool Borrower) as more specifically set forth in the applicable Variable Loan Note. Interest accrued through the end of each month shall be payable two (2) Business Days before the first day of the following month as more particularly set forth in the Variable Loan Note. The Adjustable Rate shall change on each Rate Change Date until the Loan is repaid in full in accordance with the Variable Loan Note. Interest payments for Variable Loans shall be calculated on an actual/360 basis.

(ii)           Variable Loan Fee. The applicable Collateral Pool Borrower shall pay monthly installments of the Variable Loan Fee to Lender for each Variable Loan Outstanding from the date of any Variable Loan to its maturity date or until it is repaid in full. The Variable Loan Fee shall be included in the Adjustable Rate and payable in accordance with the terms of the related Variable Loan Note.

(b)           Fixed Loans. Each Fixed Loan made on the Initial Closing Date shall bear interest at the rate set forth in the related Fixed Loan Note. Each Additional Fixed Loan shall bear interest at a rate, per annum, equal to the sum of (A) the Cash Interest Rate for such Additional Fixed Loan and (B) the Fixed Loan Fee. Interest payments for Fixed Loans made on the Initial Closing Date shall be calculated on an actual/360 basis. Interest on Additional Fixed Loans shall be calculated on an actual/360 basis or 30/360 basis as determined by Lender prior to the Closing Date of such Additional Fixed Loan.

Section 1.04.        Notes.

(a)           Variable Loans. The obligation of the applicable Collateral Pool Borrower to repay the related Variable Loan shall be evidenced by one or more Variable Loan Notes executed by each applicable Collateral Pool Borrower. Each Variable Loan Note shall be payable to the order of Lender and shall be made in the original principal amount of the applicable Variable Loan.

(b)           Fixed Loans. The obligation of the applicable Collateral Pool Borrower to repay the related Fixed Loan shall be evidenced by one or more Fixed Loan Notes executed by each applicable Collateral Pool Borrower. Each Fixed Loan Note shall be payable to the order of Lender and shall be made in the original principal amount of the applicable Fixed Loan.

Section 1.05.        Extension of Variable Loans.

The applicable Collateral Pool Borrower shall have the right to extend the maturity date of the related Variable Loan for three (3) periods of one (1)-year each (provided the maturity date of any Variable Loan shall not exceed the first date of the month following the date five (5) years after the Initial Closing Date) (the “Extension”) upon satisfaction of each of the following conditions in connection with each Extension:

(a)           The applicable Collateral Pool Borrower delivers written notice requesting the Extension (“Extension Notice”) to Lender not less than forty-five (45) days prior to the then effective Variable Loan maturity date.

(b)           There has been no monetary or material non-monetary Event of Default (as determined in Lender’s sole and absolute discretion) under the Loan Documents relating to such Collateral Pool, and no Event of Default or Potential Event of Default relating to such Collateral Pool exists on the date the Extension Notice is delivered and on the then effective Variable Loan maturity date.

(c)           The Aggregate Debt Service Coverage of such Collateral Pool is equal to or greater than 0.95:1.0 (taking into account any reduction in the principal amount of the relevant Variable Loan made on or before the then effective Variable Loan maturity date) on the then effective Variable Loan maturity date.

(d)           All of the representations and warranties of the applicable Collateral Pool Borrower, IDOT Guarantor and the Guarantor contained in Exhibit L to this Agreement and the other Loan Documents are true and correct in all material respects (i) on the date the Extension Notice is delivered and (ii) on the then effective Variable Loan maturity date.

(e)           The applicable Collateral Pool Borrower or IDOT Guarantor is in compliance with all of the covenants contained in Article 6 and Article 7 (i) on the date the Extension Notice is delivered and (ii) on the then effective Variable Loan maturity date.

(f)            The Collateral Pool Borrower pays to Lender a Re-Underwriting Fee.

(g)           Borrower shall deliver to Lender at least five (5) days prior to the then effective Variable Loan maturity date the confirmation of an Interest Rate Hedge commitment, in accordance with the Hedge Security Agreement, effective as of the then effective Variable Loan maturity date with a term of at least the Extension.

(h)           Borrower shall deliver to Lender Interest Rate Hedge Documents, in accordance with the Hedge Security Agreement, and an executed Hedge Security Agreement, each effective as of the then effective Variable Loan maturity date with a term of at least the Extension.

(i)            Interest shall accrue on the unpaid principal balance of such Variable Loan from the then effective Variable Loan maturity date to the end of the then effective Extension at the Adjustable Rate based on One Month LIBOR or Three Month LIBOR as elected by Borrower prior to the then effective Variable Loan maturity date (provided such One Month or Three Month LIBOR election shall remain in place for the term of the Extension).

Upon receipt of the Extension Notice and upon compliance with conditions set forth above, the Variable Loan maturity date for the applicable Variable Loan Note shall be extended for one (1) period of one (1) year on the terms and conditions contained in this Agreement (including the Variable Loan Fee) and the other Loan Documents.

Section 1.06.        Interest Rate Hedge.

To protect against fluctuations in interest rates during the term, pursuant to the terms of the Hedge Security Agreement, the applicable Collateral Pool Borrower shall make arrangements for a LIBOR-based instrument (“Interest Rate Hedge”) to be in place and maintained at all times with respect to any Variable Loan which has been funded and remains Outstanding. As set forth in the Hedge Security Agreement, the applicable Collateral Pool Borrower agrees to pledge its right, title and interest in the Interest Rate Hedge to Lender as additional collateral for the Indebtedness.

ARTICLE 2

THE LOANS

Section 2.01.        Rate Setting for a Loan.

Rates for each Loan shall be set in accordance with the following procedures:

(a)           Initial Loans. The interest rate for the Initial Loans has been agreed upon by Borrower and Lender and is set forth in the Notes evidencing the Initial Loans.

(b)           Additional Fixed Loans. The following shall apply to the rate setting for Additional Fixed Loans:

(i)            Preliminary, Nonbinding Quote. At the applicable Collateral Pool Borrower’s request Lender shall quote an estimate of the Cash Interest Rate. Lender’s quote shall be based on (x) the rate quoted by Fannie Mae, and (y) the proposed terms and amount of the Loan selected by such Collateral Pool Borrower. The quote shall not be binding upon Lender.

(ii)           Rate Setting. If the applicable Collateral Pool Borrower satisfies all of the conditions to Lender’s obligation to make the Loan, then such Collateral Pool Borrower may request that Lender submit to such Collateral Pool Borrower by facsimile transmission (or via electronic mail in PDF format) a completed draft Rate Form. The Rate Form shall specify the Loan Amount, term, Fixed Loan Fee, any breakage fee deposit amount, Cash Interest Rate, and Closing Date for the Loan. If the draft Rate Form is approved by the applicable Collateral Pool Borrower, such Borrower shall initial and return the approved Rate Form to Lender by facsimile transmission (or via electronic mail in PDF format) before 1:00 p.m. Eastern Standard Time or Eastern Daylight Time, as applicable, on any Business Day (“Rate Setting Date”).

(iii)          Rate Confirmation. Within one (1) Business Day after receipt of the Rate Form, Lender shall obtain a commitment from Fannie Mae (“Fannie Mae Commitment”) for the purchase of the proposed Additional Loan having the terms described in the related Rate Form. Lender shall then complete and sign the Rate Form thereby confirming the amount, term, Cash Interest Rate, Fixed Loan Fee and Closing Date for the Additional Loan and shall immediately deliver by facsimile transmission (or via electronic mail in PDF format) the Rate Form to the applicable Collateral Pool Borrower to be countersigned.

Section 2.02.        Breakage and Other Costs.

If Lender obtains, and then fails to fulfill, a Fannie Mae Commitment because the Loan is not made (for a reason other than Lender’s default), the applicable Collateral Pool Borrower shall pay all reasonable out-of-pocket costs (including attorneys’ fees and costs), fees and damages incurred by Lender in connection with its failure to fulfill the Fannie Mae Commitment.

Lender reserves the right to require the applicable Collateral Pool Borrower to post a deposit at the time the Fannie Mae Commitment is obtained. Such deposit shall be refunded to the applicable Collateral Pool Borrower upon the purchase of the Note by Fannie Mae.

Section 2.03.        Loans.

A Collateral Pool Borrower may deliver a Loan Request to Lender.

(a)           Initial Loan. If a Collateral Pool Borrower delivers a Loan Request to obtain an Initial Loan and all conditions precedent contained in Section 4.02 and the General Conditions contained in Section 4.01 are satisfied on or before the Initial Closing Date, Lender shall make such Initial Loan on the Initial Closing Date or on such other date as such Collateral Pool Borrower and Lender may agree.

(b)           Additional Fixed Loans. If the Loan Request is to obtain an Additional Fixed Loan pursuant to Section 2.05 of this Agreement, such Loan Request shall be in the minimum amount of $3,000,000. If all conditions precedent contained in Section 4.03 and the General Conditions contained in Section 4.01 are satisfied, Lender shall make the requested Additional Fixed Loan, at a closing to be held at offices designated by Lender and reasonably acceptable to the applicable Collateral Pool Borrower on a Closing Date proposed by such Borrower and approved by Lender, which date shall be not more than three (3) Business Days after such Borrower’s receipt from Lender of the confirmed Rate Form (or on such other date as Borrower and Lender may agree).

Section 2.04.        Determination of Allocable Loan Amount and Valuations.

(a)           Initial Determinations. On the Initial Closing Date, Lender shall determine (i) the Allocable Loan Amount and Valuation for each Initial Mortgaged Property, (ii) the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio for each Collateral Pool, and (iii) the Loan Amount supported by such Collateral Pool. The determinations made in clause (i) as of the Initial Closing Date shall remain unchanged until a Collateral Event occurs under such Collateral Pool. Changes in Allocable Loan Amount, Valuations, the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio shall be made pursuant to Section 2.04(b).

(b)           Monitoring Determinations. Once each Calendar Quarter or, if a Collateral Pool consists only of Fixed Loans that have an Aggregate Debt Service Coverage Ratio equal to or greater than 1.25:1.0, once each Calendar Year, within twenty (20) Business Days after Borrower has delivered to Lender the reports required in Section 6.03, Lender shall determine the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio for such Collateral Pool, and whether Borrower is in compliance with the other covenants set forth in the Loan Documents. After a Collateral Event with respect to the relevant Collateral Pool, Lender shall redetermine Allocable Loan Amounts and Valuations for such Collateral Pool. Lender shall determine Cap Rates when determining Valuations in its sole and absolute discretion on the basis of its internal survey and analysis of Cap Rates for comparable sales in the vicinity of the Mortgaged Property, with such adjustments as Lender deems appropriate and shall not be obligated to use any information provided by Borrower. Lender shall promptly disclose its determinations to the applicable Collateral Pool Borrower. Until redetermined, the Allocable Loan Amounts and Valuations determined by Lender shall remain in effect. In performing a Valuation of a Multifamily Residential Property to be added to any Collateral Pool as part of a Substitution, Lender shall be entitled to obtain an Appraisal, and the Valuation will be based on such Appraisal. Lender shall also have the right to obtain an Appraisal or a Cap Rate study conducted by an appraiser in connection with the redetermination of a Valuation of a Mortgaged Property if Lender is unable to determine a Cap Rate for such Mortgaged Property.

(c)           If a Collateral Pool Borrower disagrees with Lender’s Valuation of any Mortgaged Property that is part of such Collateral Pool, such Borrower shall have the right to substitute for the Cap Rate determined by Lender or Appraisal obtained by Lender, as applicable, a new Cap Rate based on a capitalization rate study conducted by an appraiser or a new Appraisal, as applicable, provided such Borrower gives notice to Lender of its desire to substitute a new Cap Rate or a new Appraisal, as applicable, for Lender’s Cap Rate or Appraisal, as applicable, within fifteen (15) Business Days after such Borrower receives Lender’s determinations.

(i)            In the event the applicable Collateral Pool Borrower has requested a new Cap Rate, the applicable Collateral Pool Borrower and Lender shall determine the Cap Rate in accordance with the following procedure:

(A)          Lender shall give such Collateral Pool Borrower a list of approved appraisers for the local market in which the Multifamily Residential Property is located within ten (10) Business Days after the date on which such Borrower gives Lender its notice;

(B)           The relevant Collateral Pool Borrower shall select an appraiser within ten (10) Business Days after the date on which Lender gives such Collateral Pool Borrower the list of Lender-approved appraisers;

(C)           Lender shall engage the appraiser selected by Collateral Pool Borrower pursuant to clause (i)(B) to perform the Cap Rate study within ten (10) Business Days after the date on which such Borrower makes its selection; and

(D)          Such Collateral Pool Borrower shall pay all reasonable outof- pocket fees and expenses of obtaining the Cap Rate study, whether incurred by such Collateral Pool Borrower or Lender.

(ii)           In the event the applicable Collateral Pool Borrower has requested a new Appraisal, the applicable Collateral Pool Borrower and Lender shall obtain the new Appraisal in accordance with the following procedure:

(A)          Lender shall give such Collateral Pool Borrower a list of approved appraisers for the local market in which the relevant Multifamily Residential Property is located within ten (10) Business Days after the date on which such Collateral Pool Borrower gives Lender its notice;

(B)           The relevant Collateral Pool Borrower shall select an appraiser from the list of approved Appraisers delivered by Lender to Borrower within ten (10) Business Days after the date on which Lender gives such Collateral Pool Borrower the list of Lender-approved appraisers;

(C)           Lender shall engage the appraiser selected by Collateral Pool Borrower pursuant to clause (ii)(B) above to perform the Appraisal study within ten (10) Business Days after the date on which such Collateral Pool Borrower makes its selection; and

(D)          Such Collateral Pool Borrower shall pay all reasonable out-of- pocket fees and expenses of obtaining the Appraisal, whether incurred by such Collateral Pool Borrower or Lender.

If the applicable Collateral Pool Borrower elects to substitute a new Cap Rate for Lender’s Rate or a new Appraisal, the new Cap Rate or appraised value, as applicable, shall be used to determine the Valuation for the Mortgaged Property and, until the earlier of (A) the thirtieth (30th) day after the date on which the appraiser is engaged by Lender or (B) the date on which the new Cap Rate is determined, the Valuation of the Mortgaged Property in effect immediately prior to Lender’s Valuation shall continue to be in effect. In the event the new Cap Rate or Appraisal is not determined or delivered on or before the thirtieth (30th) day after which the appraiser is engaged by Lender, then commencing on such thirtieth (30th) day and continuing until the new Cap Rate is determined or the new Appraisal is delivered, the Valuation based on Lender’s determination of the Cap Rate or Appraisal, as applicable, shall be in effect.

Notwithstanding anything in this Agreement to the contrary, no change in Allocable Loan Amounts, Valuations, the Aggregate Loan to Value Ratio or the Aggregate Debt Service Coverage Ratio shall (E) result in a Potential Event of Default or Event of Default under such Collateral Pool, (F) require the prepayment of any Loans under such Collateral Pool, or (G) require the addition of Collateral to such Collateral Pool.

Section 2.05.                         Additional Fixed Loans Made on Decreases in Loan to Value Ratio and Increases in Debt Service Coverage Ratio.

Notwithstanding anything to the contrary in this Agreement, not more than once per Loan Year for any Collateral Pool that secures a Fixed Loan, during the period beginning on the Initial Closing Date and ending on the date two (2) years prior to the maturity date of the Initial Loan, a Collateral Pool Borrower shall be entitled, upon request as set forth below, to Additional Fixed Loans based on decreases in the Aggregate Loan to Value Ratio and increases in the Aggregate Debt Service Coverage Ratio for such Collateral Pool as determined by Lender in accordance with this Agreement, provided that (i) the resulting Aggregate Debt Service Coverage Ratio for such Collateral Pool shall be equal to or greater than (A) prior to the date three (3) years after the Initial Closing Date, 1.15:1.0, and (B) on and after the date three (3) years after the Initial Closing Date, 1.20:1.0, and (ii) the resulting Aggregate Loan to Value Ratio shall be equal to or less than the Aggregate Loan to Value Ratio for such Collateral Pool. Notwithstanding the foregoing, such maximum aggregate amount of any Additional Fixed Loans shall be no greater than $300,000,000. The relevant Collateral Pool Borrower shall request Additional Fixed Loans under this Section 2.05 by giving Lender a Loan Request in accordance with Section 2.03(b). Each Additional Fixed Loan shall be executed by the applicable Collateral Pool Borrower and shall be secured by each Mortgaged Property in the applicable Collateral Pool. The applicable Collateral Pool Borrower shall pay all costs related to any Additional Fixed Loan requested under this Section 2.05 (whether or not such Additional Fixed Loan is actually made), including but not limited to, if required by Lender, Appraisal costs, physical needs assessment costs, Fannie Mae and Lender due diligence fees, the Origination Fee payable pursuant to Section 8.02, the Re-Underwriting Fee, all legal fees reasonably incurred by Lender and Fannie Mae in connection with such proposed Additional Fixed Loan, and any other third-party costs reasonably incurred in connection with the proposed Additional Fixed Loan. No Additional Fixed Loans shall be permitted under any Collateral Pool secured by a Variable Loan. In the event that any “mezzanine debt” including, but not limited to, the Lehman Mezzanine Debt is Outstanding as permitted by Section 7.03, the proceeds of any Additional Fixed Loans shall be used to pay down such mezzanine debt.

Section 2.06.        Maximum Amount of All Loans.

The maximum aggregate original principal amount of all Loans under this Agreement is $7,369,325,900.

ARTICLE 3

COLLATERAL CHANGES

Section 3.01.        Right to Obtain Releases of Collateral.

Subject to the terms and conditions of this Article 3, Collateral Pool Borrower or IDOT Guarantor shall have the right from time to time to obtain a release of Collateral (a “Release”) from the respective Collateral Pool.

Section 3.02.        Procedure for Obtaining Releases of Collateral.

(a)         Request. To obtain a release of Collateral from a Collateral Pool, the applicable Collateral Pool Borrower shall deliver a Release Request to Lender.

(b)        Closing. If all conditions precedent contained in Section 4.04 and all General Conditions contained in Section 4.01 are satisfied, Lender shall cause the Release Mortgaged Property to be released, at a closing to be held at offices designated by Lender and reasonably acceptable to the applicable Collateral Pool Borrower or IDOT Guarantor on a Closing Date proposed by such Borrower and approved by Lender, and occurring (i) in the case of a Collateral Pool with ten (10) or less Mortgaged Properties, within thirty (30) days after Lender’s receipt of the Release Request and any other information required by Lender (or on such other date as such Borrower and Lender may agree), and (ii) in the case of a Collateral Pool with more than ten (10) Mortgaged Properties, within sixty (60) days after Lender’s receipt of the Release Request and any other information required by Lender (or on such other date as such Borrower and Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of Borrower, the Release Documents. Unless otherwise instructed by Lender, the applicable Collateral Pool Borrower, shall prepare the documents pertaining to the release of the Security Instrument and submit them to Lender for its review.

(c)           Release Price.

(i)            The “Release Price” for each Release Mortgaged Property means the greater of (A) the Allocable Loan Amount for such Release Mortgaged Property and (B) one hundred percent (100%) of the amount, if any, of the Loans Outstanding that are required to be repaid by the applicable Collateral Pool Borrower to Lender in connection with the proposed release of the Release Mortgaged Property from such Collateral Pool so that, immediately after the Release, the Coverage and LTV Tests for such Collateral Pool will be satisfied. In the event the proposed Release is of a Mortgaged Property that is in a Collateral Pool that secures a Fixed Loan and the Coverage and LTV Tests for the applicable Collateral Pool are not satisfied after the Release of the Release Mortgaged Property, but the Aggregate Debt Service Coverage Ratio of such Collateral Pool is not less than the required Aggregate Debt Service Coverage Ratio set forth in clause (2)(a) of the definition of Coverage and LTV Tests for such Collateral Pool in effect on the Closing Date of the proposed Release minus 0.05 (for example, if the required Aggregate Debt Service Coverage set forth in clause (2)(a) of the definition of Coverage and LTV Tests for the relevant Collateral Pool on the Closing Date of the proposed Release is 1.1:1.0, the Aggregate Debt Service Coverage Ratio of such Collateral Pool on the Closing Date of the proposed Release may not be less than 1.05:1.0), the applicable Collateral Pool Borrower may deposit with Lender cash or a Letter of Credit (in accordance with the terms of Section 4.08 of this Agreement) in an amount equal to the sum of the amount determined pursuant to clause (B) in this subsection above minus the amount determined pursuant to clause (A) in this subsection above subject to the provisions of Section 3.02(c)(ii) below (the “Shortfall Deposit”). The preceding sentence shall not apply to Mortgaged Properties that are in a Collateral Pool that secures a Variable Loan. In no event shall Borrower pay down less than the Allocable Loan Amount for such Release Mortgaged Property on the Closing Date of such Release. In addition to the Release Price, the applicable Collateral Pool Borrower shall pay to Lender all associated prepayment premiums, accrued interest and other amounts due under the Notes evidencing the Loans being repaid.

(ii)           The Shortfall Deposit shall be subject to the following terms and conditions:

(A)          Such Collateral Pool Borrower shall deposit either (i) cash and/or Permitted Investments or (ii) a Letter of Credit, not both.

(B)           In the event such Collateral Pool Borrower deposits cash and/or Permitted Investments with Lender as the Shortfall Deposit, the amount of the Shortfall Deposit shall not exceed fifteen percent (15%) of the principal balance of the Loans Outstanding under such Collateral Pool calculated after the release of the Release Mortgaged Property. Permitted Investments deposited to satisfy the Shortfall Deposit requirements shall, in the case of cash or other Permitted Investments in which Lender’s security interest is perfected by possession, be deposited by Lender into an account maintained by Lender in accordance with Fannie Mae requirements for similar accounts (the “Shortfall Deposit Account”) and, in the case of other Permitted Investments, pledged to Lender pursuant to a pledge agreement, in form and substance acceptable to Lender. All interest and other earnings accruing on any cash or Permitted Investments shall remain in the Release Deposit Account and shall be subject to this Agreement, provided that all such interest and other earnings shall be credited to the applicable Collateral Pool Borrower. Cash shall be held in an institution (which may be the Lender, if the Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency. The Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. Lender shall not guaranty the rate of return or rate of interest on any cash held as part of the Shortfall Deposit.

(C)           In the event such Collateral Pool Borrower posts a Letter of Credit pursuant to the terms of Section 4.08 of this Agreement as the Shortfall Deposit, the value of the Shortfall Deposit shall not exceed ten percent (10%) of the principal balance of the Loans Outstanding under such Collateral Pool calculated after the release of the Release Mortgaged Property.

(D)          The Shortfall Deposit (including any interest and other earnings accruing on any Permitted Investments in the Shortfall Deposit Account) shall be disbursed to the applicable Collateral Pool Borrower upon the earliest of (x) payment of all Obligations of such Collateral Pool Borrower under the Loan Documents, (y) the date the applicable Collateral Pool satisfies the Coverage and LTV Tests for such Collateral Pool, and (z) upon compliance with the next sentence, the date one hundred eighty (180) days after the Closing Date of the Release Request. If on the date one hundred eighty (180) days after the Closing Date of the Release Request the Coverage and LTV Tests for such Collateral Pool in effect as of the Closing Date of the Release Request are not satisfied, the applicable Collateral Pool Borrower shall pay down the Loans Outstanding under such Collateral Pool such that the Coverage and LTV Tests are satisfied.

(iii)          Notwithstanding anything to the contrary in this Section 3.02, the requirement that the Coverage and LTV Tests be satisfied (or that the Aggregate Debt Service Coverage Ratio not be reduced by more than 0.05:1.0 from the required Aggregate Debt Service Coverage Ratio as set forth in clause (2)(a) of the definition of Coverage and LTV Tests in effect on the Closing Date of the proposed release) after the release of a proposed Release Mortgaged Property may be waived temporarily by Lender in its sole discretion, if neither the Aggregate Debt Service Coverage Ratio will be reduced nor the Aggregate Loan to Value Ratio for such Collateral Pool will be increased as a result of such proposed Release, with such waiver based on factors that are not in conflict with Lender’s Underwriting Requirements, including but not limited to the then current Valuation of the Mortgaged Properties in such Collateral Pool, the then current Aggregate Debt Service Coverage Ratio of such Collateral Pool, the then current Aggregate Loan to Value Ratio of such Collateral Pool, the strength of the Guarantor, the quality of the market where the remaining Mortgaged Properties is located, and the geographic distribution of the Mortgaged Properties in such Collateral Pool at that time. In connection with a release pursuant to this Section 3.02(c)(iii), the applicable Collateral Pool Borrower shall otherwise comply with the terms of Section 3.02, including depositing any Shortfall Deposit required pursuant to Section 3.02(c)(i) and Section 3.02(c)(ii).

(d)           Application of Release Price.

(i)            The Release Price for the Release Mortgaged Property shall be applied against the Outstanding Loans in the applicable Collateral Pool Borrower’s discretion, provided that (A) any Outstanding Loan which Borrower elects to prepay must be prepaid in full, or if the Release Price is not sufficient to do so, must be the only Loan partially prepaid; (B) any prepayment of Fixed Loans is permitted (for example, not subject to a lock out period) under the applicable Fixed Loan Note, (C) any prepayment premium due and owing is paid, and (D) interest must be paid through the end of the month.

(ii)           In the event no Loan may be prepaid under the terms of the applicable Note, the remainder of the Release Price, if any, shall be held by Lender (or its appointed collateral agent) in an interest-bearing account designated by Lender for the benefit of the applicable Collateral Pool Borrower (provided that Lender shall not guaranty any rate of interest to such Borrower) as substitute Collateral (collectively, with any interest thereon, “Substitute Cash Collateral”), in accordance with a security agreement (if required by Lender) and other documents in form and substance acceptable to Lender. Notwithstanding the foregoing, the release of the Release Mortgaged Property may not be approved unless the aggregate Valuation of all Mortgaged Properties remaining in such Collateral Pool is greater than Outstanding Loans under such Collateral Pool. Any Substitute Cash Collateral remaining will be returned to the applicable Collateral Pool Borrower on the date all Loans made to such Collateral Pool Borrower are repaid in full, or after an event that brings such Collateral Pool back into compliance with the Coverage and LTV Tests for such Collateral Pool.

(e)        Partial Release of Key West. The parties acknowledge that, pursuant to that certain lease dated on or about October, 1986 between Parkgate Associates, L.P. and William F. Ryan Community Health Center, Inc. affecting the Mortgaged Property commonly known as Key West, having an address of 750 Columbus Avenue, New York, New York, the tenant under such lease has an option to purchase a portion of such Mortgaged Property. Lender agrees that upon exercise of such purchase option by the tenant under such lease, Lender shall consider, but shall have no obligation to approve, a partial release of such Mortgaged Property to facilitate the sale pursuant to such purchase option and may, notwithstanding the provisions of Section 7.05 of this Agreement, permit a condominium regime to be recorded with respect to such Mortgaged Property.

Section 3.03.        Substitutions.

(a)        Right to Substitute Collateral. Subject to the terms, conditions and limitations of Article 3 and Article 4 from time to time prior to the date that is twelve (12) months prior to the Pool Termination Date, Borrower shall have the right to obtain the release of one or more Release Mortgaged Properties from the relevant Collateral Pool by replacing such Release Mortgaged Property with one or more Multifamily Residential Properties that meet the requirements of this Agreement (the “Substitute Mortgaged Property”) thereby effecting a

“Substitution” of Collateral. No Substitutions shall be permitted under a Collateral Pool that secures a Variable Loan.

(b)           Request. Borrower shall deliver to Lender a completed and executed Substitution Request. Each Substitution Request shall be accompanied by the following: (i) the information required by the Underwriting Requirements with respect to the proposed Substitute Mortgaged Property and any additional information Lender reasonably requests; and (ii) the payment of all Additional Due Diligence Fees.

(c)           Underwriting.

(i)            (A) A Collateral Pool Borrower may release one or more Release Mortgaged Properties from a Collateral Pool and request the addition of one or more Substitute Mortgaged Properties to such Collateral Pool provided that such Substitute Mortgaged Property is in a comparable market as and of equivalent quality to the Release Mortgaged Property, and provided further that (x) in connection with any Collateral Pool with multiple Mortgaged Properties after such Substitution, the applicable Coverage and LTV Tests for such Collateral Pool are satisfied, or (y) in connection with a Collateral Pool which contains only one (1) Mortgaged Property, (1) the Debt Service Coverage Ratio with respect to the Substitute Mortgaged Property equals or exceeds the Debt Service Coverage Ratio of the Release Mortgaged Property immediately prior to such proposed Substitution, and (2) the Loan to Value Ratio with respect to the Substitute Mortgaged Property is equal to or less than the Loan to Value Ratio of the Release Mortgaged Property immediately prior to such proposed Substitution; provided that in connection with a Collateral Pool which contains only one (1) Mortgaged Property, in the event that more than one (1) Substitute Mortgaged Property is added in replacement of a single Mortgaged Property, each such Substitute Mortgaged Property shall secure the Loan and shall be cross-collateralized and cross-defaulted.

(B)      In the event that the Coverage and LTV Tests for the applicable Collateral Pool are not satisfied after the Substitution, but the Aggregate Debt Service Coverage Ratio of such Collateral Pool shall not less than the required Aggregate Debt Service Coverage Ratio as set forth in clause (2)(a) of the definition of Coverage and LTV Tests for such Collateral Pool in effect on the Closing Date of the proposed Substitution minus 0.05 (for example, if the required Aggregate Debt Service Coverage as set forth in clause (2)(a) of the definition of Coverage and LTV Tests for the relevant Collateral Pool on the Closing Date of the proposed Substitution is 1.1:1.0, the Aggregate Debt Service Coverage Ratio of such Collateral Pool on the Closing Date of the proposed Substitution may not be less than 1.05:1.0), the applicable Collateral Pool Borrower may deposit with Lender a Shortfall Deposit pursuant to the terms of Section 3.02(c) of this Agreement in an amount equal to the Loans Outstanding that are required to be repaid by the applicable Collateral Pool Borrower so that the Coverage and LTV Tests will be satisfied. All provisions in Section 3.02(c)(ii) pertaining to Shortfall Deposits shall apply.

(C)      Notwithstanding the foregoing, the requirement that the Coverage and LTV Tests be satisfied (or that the Aggregate Debt Service Coverage Ratio not be reduced by more than 0.05:1.0 from the required Aggregate Debt Service Coverage Ratio as set forth in clause (2)(a) of the definition of Coverage and LTV Tests in effect on the Closing Date of the proposed Substitution) after the addition of a proposed Substitute Mortgaged Property may be waived temporarily by Lender in its sole discretion, if neither the Aggregate Debt Service Coverage Ratio will be reduced nor the Aggregate Loan to Value Ratio for such Collateral Pool will be increased as a result of such proposed Substitution, based on factors that are not in conflict with Lender’s Underwriting Requirements, including but not limited to the then current Valuation of the Mortgaged Properties in such Collateral Pool, the then current Aggregate Debt Service Coverage Ratio of such Collateral Pool, the then current Aggregate Loan to Value Ratio or such Collateral Pool, the strength of the Guarantor, the quality of the market where the proposed Substituted Mortgaged Property is located, the quality of any proposed Additional Collateral, and the geographic distribution of the Mortgaged Properties in such Collateral Pool at that time. Borrower shall provide a Shortfall Deposit and otherwise comply with the provisions of Section 3.02(c)(ii).

(ii)           Lender shall evaluate the proposed Substitute Mortgaged Property in accordance with the Underwriting Requirements, including an exit analysis performed by Lender and acceptable to Fannie Mae, and shall make underwriting determinations as to the Debt Service Coverage Ratio and the Loan to Value Ratio of the proposed Substitute Mortgaged Property and the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio for the applicable Collateral Pool on the basis of the lesser of (A) the acquisition price of the proposed Substitute Mortgaged Property if purchased by Borrower within twelve (12) months of the related Substitution Request, and (B) a Valuation made with respect to the proposed Substitute Mortgaged Property. Notwithstanding the provisions of Section 2.04 regarding the recalculation of Valuations and the calculation of Debt Service Coverage Ratios, for purposes of reviewing proposed Substitute Mortgaged Properties, if Lender reasonably determines market conditions have changed in a manner adversely affecting any of the Mortgaged Properties since the determination of the then effective Aggregate Loan to Value Ratio for such Collateral Pool and Aggregate Debt Service Coverage Ratio for such Collateral Pool, Lender may make new determinations of Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio for purposes of determining whether to permit the addition of the proposed Substitute Mortgaged Property to such Collateral Pool, which determination shall not modify the Coverage and LTV Tests. Borrower shall promptly provide any information reasonably required by Lender to make the determination permitted by the preceding sentence.

(iii)          Within (x) in the case of a Collateral Pool with ten (10) or fewer Mortgaged Properties, thirty (30) days, or (y) in the case of a Collateral Pool with more than ten (10) Mortgaged Properties, sixty (60) days after receipt of (A) the Substitution Request and (B) all reports, certificates and documents required by the Underwriting Requirements, Lender shall notify Borrower whether it has determined whether the proposed Substitute Mortgaged Property meets the conditions for addition set forth in this Agreement. Within five (5) Business Days after receipt of Lender’s written consent to the Substitution Request, Borrower shall notify Lender in writing whether it elects to add the proposed Substitute Mortgaged Property to such Collateral Pool. If Borrower fails to respond within the period of five (5) Business Days, it shall be conclusively deemed to have elected not to add the proposed Substitute Mortgaged Property to such Collateral Pool.

(d)           Closing. If, pursuant to this Section 3.03, Lender determines that the conditions set forth herein for the Substitution of the proposed Substitute Mortgaged Property into the applicable Collateral Pool in replacement of the proposed Release Mortgaged Property, and the applicable Collateral Pool Borrower timely elects to cause such Substitution to occur and all conditions contained in this Section 3.03 and Section 4.01 and Section 4.04, to the extent Lender determines such Sections are applicable, are satisfied, then the proposed Substitute Mortgaged Property shall be substituted into such Collateral Pool in replacement of the proposed Release Mortgaged Property, at a closing to be held at offices designated by Lender and reasonably acceptable to the applicable Collateral Pool Borrower on a Closing Date proposed by such Borrower and approved by Lender, and occurring —

(i) if the Substitution of the proposed Substitute Mortgaged Property is to occur simultaneously with the release of the proposed Release Mortgaged Property, within thirty (30) days after Lender’s receipt of the applicable Collateral Pool Borrower’s election (or on such other date to which the applicable Collateral Pool Borrower and Lender may agree); or

(ii) if the Substitution of a proposed Substitute Mortgaged Property is to occur subsequent to the release of the Release Mortgaged Property, within ninety (90) days after the release of the Release Mortgaged Property (the “Property Delivery Deadline”), provided that such Property Delivery Deadline may be extended by one (1) additional ninety (90) day period in the event the applicable Collateral Pool Borrower provides evidence to Lender’s satisfaction that it is diligently pursuing a 1031 exchange with respect to the proposed Substitute Mortgaged Property in accordance with the terms of this Section 3.03(d), provided that, on a case by case basis, Lender may consent in its sole discretion to extend the Property Delivery Deadline by one (1) additional ninety (90) day period (for a total of one hundred eighty (180) days if the applicable Collateral Pool Borrower is diligently pursuing the acquisition of a proposed Substitute Mortgaged Property that is not in connection with a 1031 exchange.

(e)           Substitution Deposit.

(i)            The Deposit. If the addition of a proposed Substitute Mortgaged Property is to occur subsequent to the release of the Release Mortgaged Property pursuant to Section 3.03(d), at the Closing Date of the release of the Release Mortgaged Property, Borrower (or in the case of a Collateral Pool with only one (1) Mortgaged Property prior to the release, Guarantor) shall deposit with Lender the “Substitution Deposit” described in Section 3.03(e)(ii) in the form of cash or, in lieu of (and/or in addition to) depositing cash for the Substitution Deposit, Borrower may post a Letter of Credit in accordance with the terms of Section 4.08 of this Agreement, having a face amount equal to the Substitution Deposit (or such lesser amount that has been deposited in cash). In the event the Release Mortgaged Property is intended to be sold as part of a like-kind exchange permitted under Section 1031 of the Internal Revenue Code, such Substitution Deposit shall be held by a qualified intermediary, provided such qualified intermediary enters into documents reasonably required by Lender assigning such Substitution Deposit to the Lender, and providing that such qualified intermediary shall distribute the Substitution Deposit in accordance with this Agreement. In the case of a Collateral Pool with only one (1) Mortgaged Property prior to the release, if the relevant Borrower is not able to remain as the obligor on the Note evidencing the related Loan, the relevant Borrower shall provide a replacement Borrower acceptable to Lender, which replacement Borrower shall join into the Note until the earlier of (A) such time that the Substitute Mortgaged Property is added to the Collateral Pool and the Additional Borrower owning such Substitute Mortgaged Property has joined into the Note and other related Collateral Pool Loan Documents, and (B) the date the Note is paid in full together with all prepayment premiums due thereunder.

(ii)           Substitution Deposit Amount. The “Substitution Deposit” for each proposed Substitution shall be an amount equal to, for a Fixed Loan, the Release Price relating to such proposed Release Mortgaged Property; provided that in the event that the applicable Collateral Pool shall contain only one (1) Mortgaged Property after the completion of the Substitution, the Substitution Deposit shall be the sum of (1) all Outstanding Loans for such Collateral Pool, plus (2) any and all of the yield maintenance or prepayment premium for a Fixed Loan through the end of the month in which the Property Delivery Deadline occurs as if the Fixed Loan were to be prepaid in such month, plus (3) interest on the Fixed Loan through the end of the month in which the Property Delivery Deadline occurs.

(iii)          Continued Payments on Outstanding Notes. Such Collateral Pool Borrower shall also be obligated to make any regularly scheduled payments of principal and interest due under the applicable Note during any period between the closing of the Release Mortgaged Property and the earlier of the closing of the Substitute Mortgaged Property and the date of prepayment of the Note.

(iv)          Failure to Close Substitution. If the addition of the proposed Substitute Mortgaged Property does not occur by the Property Delivery Deadline in accordance with Section 3.03(d)(ii), then:

(A)          such Collateral Pool Borrower shall have irrevocably waived its right to substitute such Release Mortgaged Property with a proposed Substitute Mortgaged Property, and the release of the Release Mortgaged Property shall be deemed to require a prepayment (or partial prepayment) of the portion of the Note equal to the Release Price relating to the Release Mortgaged Property, together with all yield maintenance, fee maintenance or prepayment premium then due in connection with such payment; and

(B)           the applicable Collateral Pool Borrower shall comply with the requirements set forth in Section 3.02(d) not previously satisfied with respect to the Release Mortgaged Property, including payment of the Release Price. Such Release Price, or the applicable portion thereof, shall be applied in the manner set forth in Section 3.02(d) and the Letter of Credit, if applicable, delivered by such Borrower pursuant to Section 3.03(e) and Section 4.08 of this Agreement shall be returned to Borrower. However, if such Borrower fails to timely pay the Release Price, Lender may draw upon the Substitution Deposit in satisfaction of such obligation.

(v)           Substitution Deposit Disbursement. At closing of the Substitution, Lender shall disburse the Substitution Deposit (including any interest accrued on such Substitution Deposit) directly to the applicable Collateral Pool Borrower at such time as the conditions precedent for the Substitution have been satisfied, which must occur no later than the Property Delivery Deadline. Notwithstanding the foregoing, in the event that the applicable Collateral Pool Borrower adds a Substitute Mortgaged Property to such Collateral Pool prior to the Property Delivery Deadline but the addition of such Substitute Mortgaged Property has not in and of itself satisfied the requirements to close the Substitution, the Substitution Deposit shall be reduced by the Allocable Loan Amount of such Substitute Mortgaged Property as determined by Lender, and such reduction in the Substitution Deposit shall be returned to the applicable Collateral Pool Borrower, or in the case of a Letter of Credit, such Letter of Credit shall be reduced by such reduction in the Substitution Deposit.

(f)            Conditions Precedent to Substitutions. The obligation of Lender to make a requested Substitution is subject to Lender’s determination that each of the conditions precedent set forth in Section 4.01 and Section 4.04 of this Agreement have been satisfied.

(g)           Restriction on Borrowings. If the addition of the Substitute Mortgaged Property to such Collateral Pool and the release of the Release Mortgaged Property from such Collateral Pool does not occur simultaneously then, until the addition of the Substitute Mortgaged Property to such Collateral Pool, the aggregate principal balance of Loans Outstanding with respect to such Collateral Pool shall not exceed the amount of the (i) Loans Outstanding immediately prior to the release of such Release Mortgaged Property minus (ii) the Allocable Loan Amount of the Release Mortgaged Property, unless the applicable Collateral Pool Borrower has delivered additional Collateral reasonably acceptable to Lender (including cash, letters of credit, and/or Cash Equivalents) in an amount at least equal to such Allocable Loan Amount. If the aggregate unpaid principal balance of Loans Outstanding exceeds the amount resulting from subtracting (i) minus (ii) in the preceding sentence (and additional Collateral reasonably acceptable to Lender (including cash, letters of credit, and/or Cash Equivalents) has not been delivered by the applicable Collateral Pool Borrower to Lender), such Collateral Pool Borrower shall repay the necessary amount as a condition precedent to the addition of a Substitute Mortgaged Property. Any payment received by Lender under this Section 3.03 shall be applied against Loans Outstanding in the manner prescribed for Release Prices pursuant to Section 3.02(d). The additional Collateral shall be released to the applicable Collateral Pool Borrower upon the addition of the applicable Substitute Mortgaged Property to such Collateral Pool.

ARTICLE 4

CONDITIONS PRECEDENT TO ALL REQUESTS

Section 4.01.        Conditions Applicable to All Requests.

The obligation of Lender to close the transaction requested in a Request by a Collateral Pool Borrower shall be subject to Lender’s determination that all of the following general conditions precedent (“General Conditions”) have been satisfied, in addition to any other conditions precedent contained in this Agreement:

(a)           Payment of Expenses. The payment by the applicable Collateral Pool Borrower of Lender’s and Fannie Mae’s reasonable third-party out-of-pocket fees and expenses payable (without duplication) in accordance with this Agreement, including, but not limited to, the legal fees and expenses described in Section 8.04.

(b)           No Material Adverse Effect. There has been no Material Adverse Effect on the financial condition, business or prospects of the applicable Collateral Pool Borrower,

IDOT Guarantor or Guarantor or in the physical condition, operating performance or value of any of the Mortgaged Properties in such Collateral Pool since the date of the most recent Compliance Certificate (or, with respect to the Initial Loan, from the condition, business or prospects reflected in the financial statements, reports and other information obtained by Lender during its review of such Borrower, IDOT Guarantor and Guarantor and the Initial Mortgaged Properties in such Collateral Pool).

(c)           No Default. There shall have been no monetary or material non-monetary Event of Default (as determined in Lender’s sole and absolute discretion) under such Collateral Pool and there shall exist no Event of Default or Potential Event of Default with respect to such Collateral Pool on or before the Closing Date for the Request and, after giving effect to the transaction requested in the Request, no Event of Default or Potential Event of Default with respect to such Collateral Pool shall have occurred.

(d)           No Insolvency. Receipt by Lender on the Closing Date for the Request of evidence satisfactory to Lender that none of the applicable Collateral Pool Borrower, IDOT Guarantor nor Guarantor is insolvent (within the meaning of any applicable federal or state laws relating to bankruptcy or fraudulent transfers) or will be rendered insolvent by the transactions contemplated by the Loan Documents, including the making of an Additional Fixed Loan, or, after giving effect to such transactions, will be left with an unreasonably small amount of capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor.

(e)           Accuracy of Information. No information, statement or report furnished in writing to Lender by the applicable Collateral Pool Borrower or IDOT Guarantor in connection with this Agreement or any other Loan Document with respect to such Collateral Pool or in connection with the consummation of the transactions contemplated hereby contains any statement which is incorrect in any material respect.

(f)            Representations and Warranties. All representations and warranties made by the applicable Collateral Pool Borrower, IDOT Guarantor and Guarantor in the Loan Documents shall be true and correct in all material respects on the Closing Date for the Request with the same force and effect as if such representations and warranties had been made on and as of the Closing Date for the Request; provided, however, that in the case of any Request occurring after the Initial Closing Date, the date-down of such representations and warranties shall exclude Section 9 (financing information) in the Certificate of Borrower related to such Collateral Pool and any representation or warranty contained in any of the other Loan Documents that is solely related to an earlier date. On the Closing Date of any Request, the applicable representations and warranties as referred to in this Section 4.01(f) shall be deemed remade by the applicable Collateral Pool Borrower or IDOT Guarantor.

(g)           No Condemnation or Casualty. There shall not be pending or threatened any condemnation or other taking, whether direct or indirect, against any Mortgaged Property (other than a Release Mortgaged Property) in the applicable Collateral Pool and there shall not have occurred any casualty to any improvements located on the Mortgaged Property (other than a Release Mortgaged Property) in the applicable Collateral Pool, which condemnation or casualty would have, or reasonably may be expected to have, a Material Adverse Effect on the Mortgaged Properties (other than the Release Mortgaged Property) in the applicable Collateral Pool taken as a whole.

(h)           Delivery of Closing Documents. The receipt by Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to Lender in all respects:

(i)            Fully executed original copies of each Loan Document for such Collateral Pool required to be executed in connection with the Request, duly executed and delivered by the parties thereto (other than Lender), each of which shall be in full force and effect;

(ii)           Other than in connection with a Release Request, a Certificate of Borrower or Certificate of IDOT Guarantor, as applicable;

(iii)          A Compliance Certificate;

(iv)          An Organizational Certificate;

(v)           Such other documents, instruments, approvals (and, if requested by Lender, certified duplicates of executed copies thereof) and opinions as Lender may reasonably request; and

(vi)          Other than in connection with a Release Request, a Confirmation of Guaranty.

(i)            Covenants. The applicable Collateral Pool Borrower or IDOT Guarantor is in full compliance with each of the covenants contained in Article 6 and Article 7 of this Agreement, without giving effect to any notice and cure rights of Borrower.

(j)            Lehman Mezzanine Debt and Bank Debt Lender Approval. The approval, to the extent required under the loan documents evidencing the Lehman Mezzanine Debt and Bank Debt, has been obtained.

Section 4.02.           Conditions Precedent to Initial Loan.

The obligation of Lender to make an Initial Loan to a Collateral Pool Borrower is subject to Lender’s determination that each of the following conditions precedent has been satisfied:

(a)           Receipt by Lender of a fully executed Loan Request by such Collateral Pool Borrower;

(b)           The Coverage and LTV Tests for such Collateral Pool are satisfied;

(c)           If the Initial Loan is a Variable Loan to such Collateral Pool Borrower, receipt by Lender at least three (3) days prior to the Initial Closing Date, of the confirmation of an Interest Rate Hedge commitment, in accordance with the Hedge Security Agreement, effective as of the Initial Closing Date with a term ending no earlier than the Variable Loan maturity date;

(d)           If the Initial Loan to such Collateral Pool Borrower is a Variable Loan, receipt by Lender of Interest Rate Hedge Documents and an executed Hedge Security Agreement, each effective as of the Initial Closing Date with a term ending no earlier than the Variable Loan maturity date;

(e)           Delivery to the Title Company, for filing and/or recording in all applicable jurisdictions, of all applicable Loan Documents required by Lender, including duly executed and delivered original copies of the Variable Loan Note (if applicable for such Collateral Pool), and/or a Fixed Loan Note (if applicable for such Collateral Pool), a Guaranty, the Initial Security Instruments covering the Initial Mortgaged Properties in such Collateral Pool and UCC-1 Financing Statements covering the portion of the Collateral in such Collateral Pool comprised of personal property, and other appropriate instruments, in form and substance reasonably satisfactory to Lender and in form proper for recordation, as may be necessary in the reasonable opinion of Lender to perfect the Liens created by the applicable Security Instruments and any other Loan Documents for such Collateral Pool creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

(f)            Intentionally Omitted

(g)           Receipt by Lender of all reasonable legal fees and expenses payable by the applicable Collateral Pool Borrower in connection with the Initial Loan;

(h)           Receipt by Lender of evidence that the Bank Debt and Lehman Mezzanine Debt or an equivalent amount of equity is in place and has been advanced to the extent necessary to effect the transactions contemplated hereby and under the documents evidencing the Bank Debt and the Lehman Mezzanine Debt;

(i)            Receipt by Lender of an acceptable Intercreditor Agreement on a Fannie Mae approved form with respect to the Lehman Mezzanine Debt and the Bank Debt;

(j)            If required by Lender, receipt by Lender of an acceptable cash management agreement on a Fannie Mae approved form.

Section 4.03.           Conditions Precedent to Additional Fixed Loans.

The obligation of Lender to make a requested Additional Fixed Loan to a Collateral Pool Borrower is subject to each of the following conditions precedent:

(a)           Such request shall not be applicable to any Collateral Pool that secures a Variable Loan;

(b)           Receipt by Lender of the fully executed Loan Request;

(c)           Delivery by Lender to the applicable Collateral Pool Borrower of the Rate Form for the Additional Fixed Loan;

(d)           After giving effect to the requested Additional Fixed Loan, the Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio tests set forth in Section 2.05 shall be satisfied;

(e)           Delivery of a Fixed Loan Note, duly executed by Collateral Pool Borrower, in the amount and reflecting all of the terms of the Additional Fixed Loan;

(f)            Receipt by Lender of the Re-Underwriting Fee;

(g)           Receipt by Lender of the Origination Fee;

(h)           Receipt by Lender of all reasonable legal fees and expenses payable by the applicable Collateral Pool Borrower in connection with the Loan Request;

(i)            No Governmental Approval not already obtained or made is required for the execution and delivery of the documents to be delivered in connection with the Additional Fixed Loan;

(j)            The applicable Collateral Pool Borrower, IDOT Guarantor or Guarantor is not under any cease or desist order or other orders of a similar nature, temporary or permanent of any Governmental Authority which would have the effect of preventing or hindering performance of the terms and provisions of the Agreement or any other Loan Documents for such Collateral Pool, nor are there any proceedings presently in progress or, to its knowledge, contemplated which, if successful, would lead to the issuance of any such order;

(k)           Receipt by Lender of a Confirmation of Guaranty; and

(l)            Receipt by Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date, increasing the limits of liability to the total aggregate Loans Outstanding secured by such Collateral Pool (or such other amount agreed by Lender) showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date (or, if applicable, the last Closing Date with respect to which the Title Insurance Policy was endorsed) and other than Permitted Liens and other exceptions approved by Lender, together with any reinsurance agreements required by Lender.

Section 4.04.            Conditions Precedent to Release of Property from the Collateral Pool.

The obligation of Lender to release a Mortgaged Property from a Collateral Pool by executing and delivering the Release Documents on the Closing Date is subject to Lender’s determination that each of the following conditions precedent has been satisfied:

(a)           The requirements of Section 3.03(c), as applicable, will be satisfied;

(b)           Receipt by Lender of the Re-Underwriting Fee;

(c)           Receipt by Lender of the Release Price;

(d)           Receipt by Lender of the Release Fee;

(e)           Receipt by Lender on the Closing Date of one (1) or more counterparts of each Release Document, dated as of the Closing Date, signed by each of the parties (other than Lender) who is a party to such Release Document;

(f)            If required by Lender, amendments to the Notes and the Security Instruments, reflecting the release of the Release Mortgaged Property from the applicable Collateral Pool and, as to any Security Instrument so amended, the receipt by Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than Permitted Liens;

(g)           If Lender determines the Release Mortgaged Property to be one (1) phase of a project, and one (1) or more other phases of the project are Mortgaged Properties which will remain in such Collateral Pool (“Remaining Mortgaged Properties”), Lender must determine that the Remaining Mortgaged Properties can be operated separately from the Release Mortgaged Property and any other phases of the project which are not Mortgaged Properties in such Collateral Pool and whether any cross use agreements or easements are necessary. In making this determination, Lender shall evaluate access, utilities, marketability, community services, ownership and operation of the Release Mortgaged Properties and any other issues identified by Lender in connection with similar loans anticipated to be sold to Fannie Mae;

(h)           Receipt by Lender of endorsements to the tie-in endorsements of the Title Insurance Policies, if deemed necessary by Lender, to reflect the release. Notwithstanding anything to the contrary herein, no release of any Mortgaged Property in a Collateral Pool shall be made unless the applicable Collateral Pool Borrower has provided title insurance to Lender in respect of each of the Remaining Mortgaged Properties in such Collateral Pool in an amount equal to (i) one hundred ten percent (110%) of the Initial Valuation of such Mortgaged Properties (taking into account the title insurance coverage provided by “tie-in” endorsements, if available) and, (ii) in the case of the Mortgaged Properties located in states where tie-in endorsements are not available, one hundred ten (110%) of the Valuation of such Mortgaged Properties;

(i)            Receipt by Lender on the Closing Date of a Confirmation of Obligations, dated as of the Closing Date, signed by the applicable Collateral Pool Borrower, IDOT Guarantor and Guarantor, pursuant to which such Borrower, IDOT Guarantor and Guarantor confirm their obligations under the Loan Documents to which they are a party; and

(j)            Receipt by Lender of all reasonable legal fees and expenses payable by the applicable Collateral Pool Borrower in connection with the Release Request.

Section 4.05.             Conditions Precedent to Substitution of a Substitute Mortgaged Property to the Collateral Pool.

Each Substitution is subject to Lender’s determination that each of the following conditions precedent has been satisfied:

(a)           The Underwriting Requirements will be satisfied with respect to the Substitute Mortgaged Property;

(b)           The requirements of Section 3.03(c), as applicable, will be satisfied;

(c)           Receipt by Lender of the Substitution Fee;

(d)           Receipt by Lender of all reasonable legal fees and expenses payable by the applicable Collateral Pool Borrower in connection with the Substitution Request;

(e)           Receipt by Lender of the Re-Underwriting Fee;

(f)            Delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Substitution Loan Documents for such Collateral Pool required by Lender, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Substitute Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance reasonably satisfactory to Lender and in form proper for recordation, as may be necessary in the reasonable opinion of Lender to perfect the Lien created by the applicable additional Security Instrument, and any other Substitute Loan Document for such Collateral Pool creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

(g)           If required by Lender, amendments to the Notes and the Security Instruments, reflecting the addition of any Additional Borrower, Additional IDOT Guarantor and/or the Substitute Mortgaged Property to such Collateral Pool and, as to any Security Instrument so amended, the receipt by Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than Permitted Liens; and

(h)           If the Title Insurance Policy for the Substitute Mortgaged Property contains a tie-in endorsement, an endorsement to each other Title Insurance Policy for the Mortgaged Properties in the same Collateral Pool containing a tie-in endorsement, adding a reference to the Substitute Mortgaged Property.

Section 4.06.           Delivery of Opinion Relating to Loan Request or Substitution Request.

With respect to the closing of a Loan Request or a Substitution Request, it shall be a condition precedent that Lender receives each of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to Lender in all respects, opinions of counsel

(including local counsel, as applicable) to the applicable Collateral Pool Borrower, IDOT Guarantor and Guarantor, as to the due organization and qualification of the applicable Collateral Pool Borrower, IDOT Guarantor and Guarantor, the due authorization, execution, delivery and enforceability of each Loan Document for such Collateral Pool executed in connection with the Request and such other matters as Lender may reasonably require, each dated as of the Closing Date for the Request, in form and substance satisfactory to Lender in all respects.

Section 4.07.            Delivery of Property-Related Documents.

With respect to each of the Initial Mortgaged Properties or a Substitute Mortgaged Property, it shall be a condition precedent that Lender receive from the applicable Collateral Pool Borrower or IDOT Guarantor each of the documents and reports required by Lender pursuant to the Underwriting Requirements in connection with the pledge of such Mortgaged Property and, each of the following, each dated (where possible) as of the Closing Date for the Initial Mortgaged Property or a Substitute Mortgaged Property, as the case may be, in form and substance satisfactory to Lender in all respects:

(a)           A commitment for the Title Insurance Policy applicable to the Mortgaged Property and a pro forma Title Insurance Policy based on such commitment.

(b)           The Insurance Policy (or a certified copy of the Insurance Policy) applicable to the Mortgaged Property.

(c)           The Survey applicable to the Mortgaged Property (which shall be last revised no less than ninety (90) days prior to the Closing Date).

(d)           Evidence reasonably satisfactory to Lender of compliance of the Mortgaged Property with Property Laws.

(e)           An Appraisal of the Mortgaged Property.

(f)            A Replacement Reserve Agreement, providing for the establishment of a replacement reserve account, to be pledged to Lender, in which the owner shall (unless waived by Lender) periodically deposit amounts for replacements for improvements at the Mortgaged Property and as additional security for the applicable Collateral Pool Borrower’s or IDOT Guarantor’s, if applicable, obligations under the Loan Documents.

(g)           A Completion/Repair and Security Agreement, if required by Lender, together with required escrows, on the standard form required by Lender.

(h)           An Assignment of Management Agreement, on the standard form required by Lender.

(i)            An Assignment of Leases and Rents, if Lender determines one to be necessary or desirable, provided that the provisions of any such assignment shall be substantively identical to those in the Security Instrument covering the Collateral, with such modifications as may be necessitated by applicable state or local law.

(j)            A Certificate of Borrower.

(k)           If applicable, a fully executed Master Lease and an estoppel certificate and subordination agreement with respect to each Master Lease, each in substantially the form attached to this Agreement as EXHIBIT Q.

(l)            If applicable, a fully executed ground lease and an estoppel certificate with respect to each ground lease, each in form and substance acceptable to Lender.

(m)          Copies of each commercial lease affecting a Mortgaged Property and, if required by Lender, a tenant estoppel certificate and subordination, non-disturbance and attornment agreement, each in form and substance satisfactory to Lender.

(n)           Copies of homeowners associations, easement, declarations and similar agreements affecting any Mortgaged Property and, if required by Lender, an estoppel certificate with respect to such agreements in form and substance satisfactory to Lender.

Section 4.08.        Conditions Precedent to Letters of Credit.

The right or requirement of a Collateral Pool Borrower to provide a Letter of Credit in connection with this Agreement is subject to Lender’s determination that each of the following conditions precedent has been satisfied:

(a)           Letter of Credit Requirements. If such Collateral Pool Borrower provides Lender with a Letter of Credit pursuant to this Agreement, the Letter of Credit shall be in form and substance satisfactory to Lender and Lender shall be entitled to draw under such Letter of Credit solely upon presentation of a sight draft to the LOC Bank. Any Letter of Credit shall be for a term of at least three hundred sixty-four (364) days (provided that in connection with a Substitution, the term of any Letter of Credit shall be at least until the Property Delivery Deadline). Any Letter of Credit shall be issued by a financial institution satisfactory to Lender and shall have its long-term debt obligations rated at least “A” or an equivalent rating by S&P and Moody’s and its short-term debt obligations rated “A-1” / “P-1” or an equivalent rating by S&P and by Moody’s (the “Issuer”).

(b)           Draws Under Letter of Credit. Lender shall have the right in its sole discretion to draw monies under the Letter of Credit:

(i)            upon the occurrence of an Event of Default under such Collateral Pool;

(ii)           if thirty (30) days prior to the expiration of the Letter of Credit, either the Letter of Credit has not been extended for a term of at least three hundred sixty-four (364) days (provided that in connection with a Substitution, the term of any Letter of Credit shall be at least until the Property Delivery Deadline) or such Collateral Pool Borrower has not replaced the Letter of Credit with substitute cash collateral in the amount required by Lender; or

(iii)          upon the downgrading of the long-term obligations of the LOC Bank below “A” or an equivalent rating by either Rating Agency or short-term debt below “A-

1”/”P-1” or an equivalent rating by either Rating Agency; provided that Borrower shall have ten (10) Business Days after notice of such downgrading to deliver to Lender either (A) an acceptable replacement Letter of Credit or (B) substitute cash collateral in the amount required by Lender.

(c)           Deposit to Cash Collateral Agreement. If Lender draws under the Letter of Credit pursuant to Section 4.08(b)(ii) or (iii) above, Lender shall deposit such draw monies into the Cash Collateral Account provided any interest thereon shall inure to the benefit of Borrower.

(d)           Default Draws. If Lender draws under the Letter of Credit pursuant to Section 4.08(b)(i) above, Lender may in its sole discretion use monies drawn under the Letter of Credit for any of the following purposes:

(i)            to pay any amounts required to be paid by the applicable Collateral Pool Borrower under the Loan Documents (including, without limitation, any amounts required to be paid to Lender under this Agreement);

(ii)           to (on such Collateral Pool Borrower’s behalf, or on its own behalf if Lender becomes the owner of the Mortgaged Property) pre-pay any Note;

(iii)          to make repairs required to address emergency or life and safety conditions to any Mortgaged Property in such Collateral Pool; or

(iv)          deposit monies into the Cash Collateral Account.

(e)           Legal Opinion. Prior to or simultaneous with the delivery of any new Letter of Credit (but not the extension of any existing Letter of Credit), such Collateral Pool Borrower shall cause the LOC Bank’s counsel to deliver a legal opinion in a customary form satisfactory to Lender.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

Section 5.01.        Representations and Warranties of Borrower.

The representations and warranties of each Borrower, IDOT Guarantor and Guarantor are contained in various Certificates of Borrower, the form of which is attached to this Agreement as Exhibit L and Guaranty.

Section 5.02.        Representations and Warranties of Lender.

Lender hereby represents and warrants to each Borrower as follows:

(a)           Due Organization. Lender is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

(b)           Power and Authority. Lender has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

(c)           Due Authorization. The execution and delivery by Lender of this Agreement, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.

ARTICLE 6

AFFIRMATIVE COVENANTS OF BORROWER

Each Borrower agrees and covenants with Lender that, at all times during the Term of this Agreement:

Section 6.01.        Compliance with Agreements.

Each Borrower, IDOT Guarantor and Guarantor shall comply with all the terms and conditions of each Loan Document to which it is a party or by which it is bound; provided, however, that Borrower’s, IDOT Guarantor’s or Guarantor’s failure to comply with such terms and conditions shall not be an Event of Default until the expiration of the applicable notice and cure periods, if any, specified in the applicable Loan Document.

Section 6.02.        Maintenance of Existence.

Each Borrower Party shall maintain its existence and continue to be duly organized under the laws of the state of its organization. Each Borrower Party shall continue to be duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability to perform, its obligations under this Agreement or any other Loan Document to which it is a party or by which it is bound.

Section 6.03.        Financial Statements; Accountants’ Reports; Other Information.

Each Borrower, IDOT Guarantor and Guarantor shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect (i) all of Borrower’s, IDOT Guarantor’s and Guarantor’s financial transactions and assets and (ii) the results of the operation of each Mortgaged Property in the applicable Collateral Pool and copies of all written contracts, Leases and other instruments which affect each Mortgaged Property in the applicable Collateral Pool (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). In addition, each Borrower, IDOT Guarantor and Guarantor shall furnish, or cause to be furnished, to Lender:

(a)           Annual Combined Financial Statements. As soon as available, and in any event within ninety (90) days after the close of its fiscal year during the Term of this Agreement, the audited combined balance sheet of the Guarantors as of the end of such fiscal year, the audited combined statement of operations and the audited combined statement of cash flows of each Guarantor for such fiscal year, all in reasonable detail and, commencing in the second fiscal year during the Term of this Agreement, stating in comparative form (solely to the extent such previous year ended after the Initial Closing Date) the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP consistently applied and accompanied by an independent auditor’s report stating that the referenced financial statements present fairly, in all material respects, the combined financial position, results of operations and cash flows as of and for the applicable periods in conformity with GAAP, with such certification to be free of exceptions and qualifications as to the scope of the audit as to the going concern nature of the business. Such combined audited financial statements will be accompanied by an audited combined supplemental schedule of real estate by property as of the end of the fiscal year and a combined supplemental schedule of rental revenues and rental expenses by property. The combined totals of these supplemental schedules will reconcile to the audited balance sheet and statement of operations for the fiscal year, respectively.

(b)           Quarterly Financial Statements. As soon as available, and in any event within sixty (60) days after each of the first three fiscal quarters of each fiscal year during the Term of this Agreement, the unaudited combined balance sheet of the Guarantors as of the end of such fiscal quarter, the unaudited statement of operations and the unaudited statements of cash flows of each Guarantor for the portion of the fiscal year ended with the last day of such quarter, all prepared in accordance with GAAP and in reasonable detail and, commencing in the second fiscal year during the Term of this Agreement, stating in comparative form (solely to the extent such previous year ended after the Initial Closing Date) the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of an authorized representative of the Guarantor, stating that the referenced financial statements present fairly, in all material respects and subject to year-end adjustments, the financial position, results of operations and cash flows for the applicable periods in conformity with GAAP.

(c)           Quarterly Property Statements. As soon as available, and in any event within sixty (60) days after each of the first three Calendar Quarters, a statement of income and expenses of each Mortgaged Property in such Collateral Pool prepared in accordance with GAAP and accompanied by a certificate of an authorized representative of each Borrower, each IDOT Guarantor and each Guarantor reasonably acceptable to Lender to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated.

(d)           Annual Property Statements. On an annual basis within ninety (90) days after the close of its fiscal year, an annual statement of income and expenses of each Mortgaged Property in such Collateral Pool prepared in accordance with GAAP and accompanied by a certificate of an authorized representative of each Borrower, each IDOT Guarantor and each Guarantor reasonably acceptable to Lender to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated.

(e)           Updated Rent Rolls. Upon Lender’s request (but not more frequently than quarterly), a current Rent Roll for each Mortgaged Property owned by such Borrower or IDOT Guarantor, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by Lender and accompanied by a certificate of an authorized representative of each Borrower, each IDOT

Guarantor and each Guarantor reasonably acceptable to Lender to the effect that each such Rent Roll fairly, accurately and completely presents the information required therein as of its date.

(f)            Security Deposit Information; Operating Accounts Information. Upon Lender’s request (but not more frequently than once each Calendar Quarter) an accounting of all security deposits held in connection with any Lease of any part of any Mortgaged Property in such Collateral Pool, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name and telephone number of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts.

(g)           Accountants’ Reports; Other Reports. Promptly upon receipt or preparation thereof: (i) copies of any final reports and management letters submitted to Borrower, IDOT Guarantor or Guarantor by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to subsection (a) above); provided, however, that Borrower, IDOT Guarantor or Guarantor shall only be required to deliver such reports and management letters to the extent that they relate to Borrower, IDOT Guarantor or Guarantor or any Mortgaged Property in such Collateral Pool; and (ii) all schedules, financial statements or other similar reports delivered by Borrower, IDOT Guarantor or Guarantor pursuant to the Loan Documents or requested by Lender with respect to Borrower Parties’ business affairs or condition (financial or otherwise) or any of the Mortgaged Properties in such Collateral Pool.

(h)           Annual Budgets. Promptly, and in any event within sixty (60) days after the start of its fiscal year, an annual budget for each Mortgaged Property in such Collateral Pool for such fiscal year, setting forth an estimate of all of the costs and expenses, including capital expenses, of maintaining and operating each such Mortgaged Property.

(i)            Security Law Reporting Information. If any Borrower Party is or becomes a public company, promptly upon the mailing thereof, (A) copies of all financial statements, reports and proxy statements sent or made available generally by such Borrower Party, or any of their Affiliates, to their respective security holders, and (B) all press releases and other statements made available generally by such Borrower Party, or any of their Affiliates, to the public concerning material developments in the business of Borrower Party or other party. Promptly upon the filing thereof, all regular and periodic reports and all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or a similar form) and prospectuses, if any, filed by Borrower Party, or any of their Affiliates, with the Securities and Exchange Commission or other Governmental Authorities. Notwithstanding the foregoing, for so long as the statements, reports, filings, and prospectus required pursuant to this Section 6.03(i) are available for public review, Borrower Parties shall not be required to separately deliver such items to Lender.

(j)            Confidentiality of Certain Information. Borrower Parties shall not disclose any terms, conditions, underwriting requirements or underwriting procedures of the Credit Facility or any of the Loan Documents; provided, however, that such confidential information may be disclosed (A) as required by law or pursuant to generally accepted accounting procedures, (B) to direct or indirect owners of any Borrower Party, officers, directors, employees, agents, partners, attorneys, accountants, engineers and other consultants of Borrower Parties who need to know such information, provided such Persons are instructed to treat such information confidentially, (C) to any regulatory authority having jurisdiction over a Borrower Party, (D) in connection with any filings with the Securities and Exchange Commission or other Governmental Authorities, or (E) to any other Person to which such delivery or disclosure may be necessary or appropriate (1) in compliance with any law, rule, regulation or order applicable to a Borrower Party, (2) in response to any subpoena or other legal process or information investigative demand or (3) in connection with any litigation to which such Borrower Party is a party.

(k)           Ownership Interests. Within one hundred twenty (120) days after the end of each fiscal year of each Borrower, each IDOT Guarantor and each Guarantor and at any other time upon Lender’s request, a statement that identifies all owners of any interest in each Borrower, each IDOT Guarantor and each Guarantor and the interest held by each, if Borrower or IDOT Guarantor is a corporation, all officers and directors of Borrower or IDOT Guarantor, and if Borrower, IDOT Guarantor or Guarantor is a limited liability company, all managers who are not members; provided, however, that Borrower, IDOT Guarantor and Guarantor shall not be required to identify limited partners or non-managing members of such Borrower, IDOT Guarantor and Guarantor, and provided further that nothing in this Section 6.03(k) shall affect the obligations to provide disclosure and obtain Lender consents in connection with transfers of Ownership Interests as set forth in Section 6.13.

(l)            Federal Tax Returns. Within thirty (30) days of filing, the Federal Tax Return of Borrower, IDOT Guarantor and Guarantor.

Section 6.04.        Access to Records; Discussions With Officers and Accountants.

To the extent permitted by law and in addition to the applicable requirements of the Security Instruments, each Borrower shall permit Lender to and shall cause IDOT Guarantor to:

(a)           inspect, make copies and abstracts of, and have reviewed or audited, such of Borrower’s, IDOT Guarantor’s or Guarantor’s books and records as may relate to the Obligations or any Mortgaged Property;

(b)           at any time discuss Borrower’s or IDOT Guarantor’s affairs, finances and accounts with Senior Management or Borrower’s or IDOT Guarantor’s property managers and independent public accountants, provided that a responsible officer of ASOT has been given the opportunity to be a party to such discussions; after an Event of Default, discuss Borrower’s or IDOT Guarantor’s affairs, finances and account with Guarantor’s officers, partners and employees;

(c)           discuss the Mortgaged Properties’ conditions, operations or maintenance with the property managers of such Mortgaged Properties, provided that a responsible officer of ASOT has been given the opportunity to be a party to such discussions, and the officers and employees of Borrower, IDOT Guarantor and Guarantor; and

(d)           receive any other information that Lender reasonably deems necessary or relevant in connection with any Loan, any Loan Document or the Obligations from the officers of Borrower or IDOT Guarantor or officers and employees of Property Manager, provided that a responsible officer of ASOT has been given the opportunity to be a party to such discussions. Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default under such Collateral Pool and in the absence of an emergency, all inspections shall be conducted at reasonable times during normal business hours upon reasonable notice to the applicable Collateral Pool Borrower.

Section 6.05.        Certificate of Compliance.

The applicable Collateral Pool Borrower shall deliver to Lender concurrently with the delivery of the financial statements and/or reports required by Section 6.03(a) and Section 6.03(b) a certificate signed by an authorized representative (provided that such authorized representative shall have no personal liability in connection with such certificate) of such Borrower or Guarantor reasonably acceptable to Lender (i) setting forth in reasonable detail the calculations required to establish whether such Collateral Pool Borrower and Guarantor were in compliance with the requirements of Article 6 of this Agreement on the date of such financial statements, and (ii) stating that, to the best knowledge of such individual following reasonable inquiry, no Event of Default or Potential Event of Default has occurred with respect to such Collateral Pool, or if an Event of Default or Potential Event of Default has occurred with respect to such Collateral Pool, specifying the nature thereof in reasonable detail and the action such Collateral Pool Borrower is taking or proposes to take. Any certificate required by this Section 6.05 shall run directly to and be for the benefit of Lender and Fannie Mae.

Section 6.06.        Maintain Licenses, Permits, Etc.

Each Borrower and IDOT Guarantor shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business.

Section 6.07.        Inform Lender of Material Events.

Each Borrower shall promptly inform Lender in writing of any of the following (and shall deliver to Lender copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which such Borrower has actual knowledge:

(a)           Defaults. The occurrence of any Event of Default or any Potential Event of Default by such Collateral Pool Borrower or IDOT Guarantor under this Agreement or any other Loan Document with respect to its Collateral Pool;

(b)           Regulatory Proceedings. The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have, or may reasonably be expected to have, a Material Adverse Effect; the receipt of notice from any Governmental Authority having jurisdiction over such Borrower, IDOT Guarantor or Guarantor that (i) such Borrower, IDOT Guarantor, or Guarantor is being placed under regulatory supervision, (ii) any license, Permit, charter, membership or registration material to the conduct of such Borrower’s, IDOT Guarantor’s or Guarantor’s business or the Mortgaged Properties in such Collateral Pool is to be suspended or revoked or (iii) such Borrower, IDOT Guarantor or Guarantor is to cease and desist any practice, procedure or policy employed by such Borrower, IDOT Guarantor or Guarantor in the conduct of its business, and with respect to (i), (ii) or (iii) the same would have, or may reasonably be expected to have, a Material Adverse Effect;

(c)           Bankruptcy Proceedings. The commencement of any proceedings by or against such Borrower, IDOT Guarantor or Guarantor under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

(d)           Environmental Claim. The receipt from any Governmental Authority or other Person of any notice of violation, claim, demand, abatement, order or other order or direction (conditional or otherwise) for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or restrictions, resulting from or based upon (i) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity on any Mortgaged Property in the applicable Collateral Pool in violation of any law or (ii) the violation, or alleged violation, of any Hazardous Materials Laws in connection with any Mortgaged Property in such Collateral Pool or any of the other assets of such Borrower or IDOT Guarantor;

(e)           Material Adverse Effects. The occurrence of any act, omission, change or event (including the commencement of any proceedings by or against such Borrower, IDOT Guarantor or Guarantor in any Federal, state or local court, or before any Governmental Authority, or before any arbitrator), which has, or may reasonably be expected to have, a Material Adverse Effect, subsequent to the date of the most recent audited financial statements of Guarantor, Borrower or IDOT Guarantor delivered to Lender pursuant to Section 6.03; and

(f)            Accounting Changes. Any material change in such Borrower’s, IDOT Guarantor’s or Guarantor’s accounting policies or financial reporting practices not already reported in the financial statements delivered pursuant to Section 6.03.

Section 6.08.        Compliance with Applicable Laws.

Each Collateral Pool Borrower or IDOT Guarantor shall comply in all material respects with all Applicable Laws now or hereafter affecting any Mortgaged Property in such Collateral Pool or any part of any Mortgaged Property in such Collateral Pool or requiring any alterations, repairs or improvements to any Mortgaged Property in such Collateral Pool. The applicable Collateral Pool Borrower or IDOT Guarantor shall comply with all written notices from Governmental Authorities.

Section 6.09.        Alterations to the Mortgaged Properties.

Except as otherwise provided in the applicable Loan Documents, Borrower and IDOT Guarantor shall have the right to undertake any alteration, improvement, demolition, removal or construction (collectively, “Alterations”) to the Mortgaged Property which it owns without the prior consent of Lender; provided, however, that in any case, no such Alteration shall be made to any Mortgaged Property without the prior written consent of Lender if (i) such Alteration could reasonably be expected to adversely affect the value of such Mortgaged Property or its operation as a Multifamily Residential Property in substantially the same manner in which it is being operated on the date such property became Collateral, (ii) the construction of such Alteration could reasonably be expected to result in interference to the occupancy of tenants of such Mortgaged Property such that tenants in occupancy with respect to five percent (5%) or more of the Leases (or Residential Agreements, if applicable) would be permitted to terminate their Leases (or Residential Agreements, if applicable) or to abate the payment of all or any portion of their rent, or (iii) such Alteration will be completed in more than twelve (12) months from the date of commencement or in the last year of the Term of this Agreement. Notwithstanding the foregoing, unless required by law or court order, Borrower or IDOT Guarantor must obtain Lender’s prior written consent to construct Alterations with respect to the Mortgaged Property costing in excess of, with respect to any Mortgaged Property, $500,000. Borrower or IDOT Guarantor must give prior written notice to Lender of its intent to construct any Alterations required by law or court order (regardless of cost) or Alterations with respect to such Mortgaged Property costing in excess of $200,000 (the Lender shall be deemed to have received such notice from Borrower or IDOT Guarantor with respect to any Alteration costing in excess of $200,000 up to and including $500,000 if Borrower includes such Alteration in the budget for the applicable fiscal year required to be delivered by Borrower or IDOT Guarantor pursuant to Section 6.03(h)); provided, however, that the preceding requirements shall not be applicable to Alterations made, conducted or undertaken by Borrower or IDOT Guarantor as part of Borrower’s or IDOT Guarantor’s routine maintenance and repair of the Mortgaged Properties as required by the Loan Documents. Borrower or IDOT Guarantor may, on an annual basis, obtain the prior consent of Lender to undertake, during a fiscal year, Alterations that require Lender’s consent pursuant to this Section 6.09 by including in the annual budget for such fiscal year delivered by Borrower or IDOT Guarantor pursuant to Section 6.03 the following information: (A) the identity of the Mortgaged Property or Properties affected by such Alterations, a description of the Alterations to be undertaken, a proposed time schedule for the performance of such Alterations, and a description of the expenses shown in the annual budget that pertain to such Alterations; (B) a description of the number of units that will be affected by such Alterations, the time period that any or all of such units will not be available for occupancy, and an estimate of the loss revenue that will result therefrom; and (C) a request, in writing that Lender consent, in advance, to the undertaking of such specified Alterations. Within twenty (20) days after receipt of any such request, Lender shall approve or disapprove such request in writing and, if Lender disapproves such request, it will provide Borrower or IDOT Guarantor with a brief statement of the reasons for such disapproval. If Lender does not either approve or disapprove such request within such twenty (20) day period, such request shall be deemed approved.

Section 6.10.        Loan Document Taxes.

If any tax, assessment or Imposition (other than an income tax, franchise tax or excise tax imposed on or measured by, the net income or capital (including branch profits tax) of Lender (or any transferee or assignee thereof, including a participation holder)) (“Loan Document Taxes”) is levied, assessed or charged by the United States, or any State in the United States, or

any political subdivision or taxing authority thereof or therein upon any of the Loan Documents or the obligations secured thereby, the interest of Lender in the Mortgaged Properties, or Lender by reason of or as holder of the Loan Documents, the applicable Collateral Pool Borrower or IDOT Guarantor shall pay all such Loan Document Taxes to, for, or on account of Lender (or provide funds to Lender for such payment, as the case may be) as they become due and payable and shall promptly furnish proof of such payment to Lender, as applicable. In the event of passage of any law or regulation permitting, authorizing or requiring such Loan Document Taxes to be levied, assessed or charged, which law or regulation in the opinion of counsel to Lender may prohibit the applicable Collateral Pool Borrower or IDOT Guarantor from paying the Loan Document Taxes to or for Lender, such Borrower or IDOT Guarantor shall enter into such further instruments as may be permitted by law to obligate such Borrower or IDOT Guarantor to pay such Loan Document Taxes.

Section 6.11.        Further Assurances.

Each Collateral Pool Borrower or IDOT Guarantor, at the request of Lender, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as Lender from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement or any of the other Loan Documents for such Collateral Pool or to subject the Collateral to the lien and security interests of the Loan Documents for such Collateral Pool or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Loan Documents for such Collateral Pool or in order to exercise or enforce its rights under the Loan Documents for such Collateral Pool.

Section 6.12.        Ownership.

At all times during the Term of this Agreement:

(a)           Each Borrower and IDOT Guarantor shall be a Delaware limited liability company.

(b)           The Managing Member and sole owner of each Borrower shall be a Delaware limited liability company 100% owned, directly or indirectly, by ASOT and the day to day operation of each Borrower and IDOT Guarantor shall be controlled by one or more Lehman Entities and/or Tishman Speyer Control Persons.

(c)           ASOT shall be 100% owned (exclusive of preferred unit interests existing on the Initial Closing Date), directly or indirectly, by one or more Guarantors (other than ASOT).

(d)           The Guarantors shall be owned, directly or indirectly, at least 9.7%, in the aggregate, by Lehman Entities and/or Tishman Speyer Control Persons.

(e)           The day to day operations of each Guarantor shall be controlled by one or more Lehman Entities and/or Tishman Speyer Control Persons.

Section 6.13.        Transfer of Ownership Interests in Borrower Parties.

(a)           Prohibition on Transfers. Subject to paragraph (b) of this Section 6.13, no Borrower Party shall cause or permit a Transfer or a Change of Control.

(b)           Permitted Transfers. Notwithstanding the provisions of paragraph (a) of this Section 6.13, the following Transfers are permitted without the consent of Lender:

(i)            A Transfer of direct or indirect interest in any Borrower Party; provided, however, that no Change in Control occurs as the result of such Transfer.

(ii)           The issuance by a Borrower Party of additional membership interests or stock and the subsequent direct or indirect Transfer of such interests or stock; provided, however, that no Change in Control occurs as the result of such Transfer.

(iii)          A merger with or acquisition of another entity by a Borrower Party, provided that (A) each such Borrower Party is the surviving entity after such merger or acquisition, (B) no Change in Control occurs, and (C) such merger or acquisition does not otherwise result in an Event of Default other than an Event of Default arising out of the breach of Section 6.13(a) of this Agreement.

(iv)          A transfer of an interest by a Guarantor, provided that, concurrently with such transfer, the transferee of such interest becomes an Additional Guarantor; provided that (a) any Transferee that is a subsidiary of any Guarantor shall not be required to become an Additional Guarantor and (b) any Transferee that is not wholly-owned by Guarantor, collectively (e.g., a joint venture or fund that is controlled by Guarantor or an Affiliate thereof), shall not be required to become an Additional Guarantor, but the Affiliate of Guarantor that owns the interest in the Transferee in question, if such Affiliate is not itself a subsidiary of any Guarantor, shall become an Additional Guarantor.

(v)           Transfers from one Guarantor to another Guarantor. Notwithstanding the foregoing, no Transfer shall be permitted if the proposed transferee is identified on any of the lists referenced in (iii) of the definition of Prohibited Person.

(c)           Consent to Prohibited Transfers. Lender may, in its sole discretion, consent to a Transfer that would otherwise violate this Section 6.13 if, prior to the Transfer, the relevant Borrower Party has satisfied each of the following requirements:

(i)            the submission to Lender of all information required by Lender to make the determination required by Section 6.13;

(ii)           the absence of any Event of Default;

(iii)          the transferee meets all of the eligibility (including the requirement that the proposed transferee is not a Prohibited Person), credit, management and other standards (including any standards with respect to previous relationships between Lender or Fannie Mae and the transferee and the organization of the transferee) customarily applied by Lender or

Fannie Mae at the time of the proposed Transfer to the approval of borrowers or guarantors, as the case may be, in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on Multifamily Residential Properties;

(iv)          in the case of a Transfer of direct or indirect Ownership Interests in Borrower Party, as the case may be, if transferor or any other person has obligations under any Loan Documents, the execution by the transferee or one (1) or more individuals or entities acceptable to Lender and Fannie Mae of an assumption agreement that is acceptable to Lender and Fannie Mae and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;

(v)           in the event such Transfer of direct or indirect Ownership Interests in Borrower, IDOT Guarantor or Guarantor results in (i) a Change of Control or (ii) a Transfer of a Mortgaged Property, (such Transfer must include all Mortgaged Properties in a Collateral Pool);

(vi)          Lender’s receipt of all of the following:

(A)          in the case of a Transfer or assumption of an entire Collateral Pool or Pools, but not the Transfer or full assumption of the Credit Facility, a transfer fee equal to one percent (1%) of the Loans Outstanding under such Collateral Pool or Pools immediately prior to the Transfer, and in all other cases, a transfer fee equal to 25 basis points (0.25%) of the Loans Outstanding under this Agreement immediately prior to the Transfer.

(B)           Borrower shall reimburse on demand Lender for all of Lender’s reasonable out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing the Transfer request.

Section 6.14.        Transfer of Ownership of Mortgaged Property.

(a)           Prohibition on Transfers. Subject to paragraph (b) of this Section 6.14, none of Borrower, IDOT Guarantor or Guarantor shall cause or permit a Transfer of all or any part of a Mortgaged Property.

(b)           Permitted Transfers. Notwithstanding provision (a) of this Section 6.14, the following Transfers of a Mortgaged Property by Borrower, IDOT Guarantor or Guarantor are permitted without the consent of Lender:

(i)            The grant of a leasehold interest in individual dwelling units or commercial spaces in accordance with the Security Instrument.

(ii)           A sale or other disposition of obsolete or worn out personal property which is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents or Permitted Liens.

(iii)          The creation of a mechanic’s or materialmen’s lien or judgment lien against a Mortgaged Property which is released of record, bonded over, or otherwise remedied to Lender’s satisfaction within thirty (30) days of the date of creation.

(iv)          The grant of an easement if, prior to the granting of the easement, Borrower causes to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender consents to such easement based upon Lender’s determination that the easement will not materially affect the operation of the Mortgaged Property or Lender’s interest in the Mortgaged Property and Borrower or IDOT Guarantor pays to Lender, on demand, all reasonable third-party out-of-pocket costs and expenses incurred by Lender in connection with reviewing Borrower’s request. Lender shall not unreasonably withhold its consent to or withhold its agreement to subordinate the lien of a Security Instrument to (A) the grant of a utility easement serving a Mortgaged Property to a publicly operated utility, or (B) the grant of an easement related to expansion or widening of roadways, provided that any such easement is in form and substance reasonably acceptable to Lender and does not materially and adversely affect the access, use or marketability of a Mortgaged Property.

(v)           The creation of a Permitted Lien.

(c)           Consent to Prohibited Transfers. Lender may, in its sole and absolute discretion, consent to a Transfer that would otherwise violate this Section 6.14 if, prior to the Transfer, Borrower has satisfied each of the following requirements:

(i)            the submission to Lender of all information required by Lender to make the determination required by this Section 6.14;

(ii)           the absence of any Event of Default;

(iii)          the transferee meets all of the eligibility (including the requirement that the proposed transferee is not a Prohibited Person), credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of Borrower, IDOT Guarantor or Guarantor, as the case may be, in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on Multifamily Residential Properties;

(iv)          if transferor or any other person has obligations under any Loan Documents, the execution by the transferee or one (1) or more individuals or entities acceptable to Lender of an assumption agreement that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;

(v)           the Mortgaged Property, at the time of the proposed Transfer, meets all standards as to its physical condition that are customarily applied by Lender at the time of the proposed Transfer to the approval of properties in connection with the origination or purchase of similar mortgages on multifamily properties;

(vi)          such Transfer applies to all Mortgaged Properties in a Collateral Pool (except with respect to a Collateral Pool with one (1) Mortgaged Property, no individual Mortgaged Property may be Transferred subject to the lien of the Security Instrument);

(vii)         Lender’s receipt of all of the following:

(A)          in the case of a Transfer or assumption of an entire Collateral Pool or Pools, but not the Transfer or full assumption of the Credit Facility, a transfer fee equal to one percent (1%) of the Loans Outstanding under such Collateral Pool or Pools immediately prior to the Transfer, and in all other cases, a transfer fee equal to 25 basis points (0.25%) of the Loans Outstanding under this Agreement immediately prior to the Transfer.

(B)           Borrower shall reimburse Lender on demand for all of Lender’s reasonable out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing the Transfer request.

Section 6.15.        Change in Senior Management.

Borrower shall give Lender notice of any change in the identity of Senior Management within ten (10) Business Days of the occurrence thereof.

Section 6.16.        Date-Down Endorsements.

At any time and from time to time, a Lender may obtain an endorsement to each Title Insurance Policy containing a Revolving Credit Endorsement, amending the effective date of the Title Insurance Policy to the date of the title search performed in connection with the endorsement. The applicable Collateral Pool Borrower shall pay for the cost and expenses incurred by Lender to the Title Company in obtaining such endorsement, provided that, for each Title Insurance Policy, it shall not be liable to pay for more than one (1) such endorsement in any consecutive twelve (12) month period (including if such Borrower has paid for such endorsements in connection with a Substitution or Release).

Section 6.17.        Ownership of Mortgaged Properties.

Applicable Borrower or IDOT Guarantor shall be the sole owner of its Mortgaged Properties free and clear of any Liens other than Permitted Liens.

Section 6.18.        Change in Property Manager.

Collateral Pool Borrower shall give Lender notice of any change in the identity of the Property Manager of each Mortgaged Property in such Collateral Pool, and no such change shall be made without the prior consent of Lender, which shall not be unreasonably withheld, conditioned or delayed based on the criteria for approval of Property Managers as required by Lender for similar loans anticipated to be sold to Fannie Mae. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, such Collateral Pool Borrower may change the Property Manager to an Affiliate of Borrower without prior consent of Lender, provided such Collateral Pool Borrower gives Lender prior written notice of such change. As of the date hereof, Archstone Property Management LLC, a Delaware limited liability company (“Manager LLC”) and Archstone Property Management (California) Incorporated, a Delaware corporation and Tishman, Speyer Properties, L.P. (or any Affiliate thereof) (“Manager Corporation”) are hereby approved as the Property Manager.

Section 6.19.        ADA Litigation.

Borrower acknowledges that that certain Equal Rights Center v. Archstone litigation (Civil Action No. 04-03975 (AMD), U.S. Dist. Ct., D. Md.) (the “ADA Litigation”) identifies various properties (which properties may include the Mortgaged Properties), owned by Borrower, IDOT Guarantor or other entities affiliated with ASOT, as having potential construction/design violations under the Fair Housing Act and the Americans with Disabilities Act. Borrower and IDOT Guarantor shall abide by all terms, provisions, requirements and conditions resulting from a final adjudication, settlement, resolution or other disposition of the ADA Litigation, including, but not limited to, the Consent Decree.

Section 6.20.        Special Covenant Regarding Newport Village.

The Borrower acknowledges that, with respect to the Mortgaged Property commonly known as Newport Village, having an address at 4757 W. Braddock Road, Alexandria, Virginia, such Mortgaged Property has or had an underground storage tank that may not have been properly closed. The Phase II Environmental Study with respect to such Mortgaged Property recommended that the relevant Borrower report the environmental findings with respect to such underground storage tank closure to the appropriate regulatory authorities. Borrower shall promptly make such report to the appropriate regulatory authorities and take any action recommended or required by the relevant regulatory authorities. This covenant is in addition to, and not instead of, any other environmental covenants, obligations and indemnifications set forth in the Loan Documents.

Section 6.21.        Special Covenant Regarding The Bennington.

The Borrower acknowledges that, with respect to the Mortgaged Property commonly known as The Bennington, having an address at 1201 S. Eads Street, Arlington, Virginia, such Mortgaged Property has or had an underground storage tank that may not have been properly closed. The Phase II Environmental Study with respect to such Mortgaged Property recommended that the relevant Borrower report the environmental findings with respect to such underground storage tank closure to the appropriate regulatory authorities. Borrower shall promptly make such report to the appropriate regulatory authorities and take any action recommended or required by the relevant regulatory authorities. This covenant is in addition to, and not instead of, any other environmental covenants, obligations and indemnifications set forth in the Loan Documents.

Section 6.22.        Special Covenant Regarding Oakwood Long Beach Marina.

The Borrower acknowledges that various activities have taken place on the Mortgaged Property commonly known as Oakwood Long Beach Marina, having an address at 333 First Street, Seal Beach, California, that may have resulted in damage or other requirements with respect to environmental matters relating to such Mortgaged Property. Borrower has represented to Lender it is seeking a no further action letter from the California Environmental Protection Agency and/or other appropriate regulatory authorities. Borrower hereby agrees to use commercially reasonable efforts to promptly obtain such no action letter or other regulatory approval with respect to such Mortgage Property and, if required, take any and all remedial or other action recommended or required by any applicable regulatory authority. This covenant is in addition to, and not instead of, any other covenants, obligations and indemnifications set forth in the Loan Documents.

Section 6.23.        Special Covenant Regarding Archstone del Rey and Oakwood Marina del Rey.

(a)           The Borrower acknowledges that, with respect to the Mortgaged Property commonly known as Archstone Marina del Rey and having an address at 4157 Via Marina, Marina del Rey, California, a default currently exists under the ground lease related to such property. Borrower hereby agrees that it will use commercially reasonable efforts to cure such default promptly, and shall provide evidence to Lender that such cure has been accepted and acknowledged by the landlord under such Ground Lease and any other applicable regulatory authority. Borrower’s obligation under this Section 6.23(a) shall be in addition to, and not in lieu of, any other covenants, obligations and indemnifications set forth in the Loan Documents.

(b)           The Borrower acknowledges that, with respect to the Mortgaged Property commonly known as Oakwood Marina del Rey and having an address at 4111 Via Marina, Marina del Rey, California, a default currently exists under the ground lease related to such property. Borrower hereby agrees that it will use commercially reasonable efforts to cure such default promptly, and shall provide evidence to Lender that such cure has been accepted and acknowledged by the landlord under such Ground Lease and any other applicable regulatory authority. Borrower’s obligation under this Section 6.23(b) shall be in addition to, and not in lieu of, any other covenants, obligations and indemnifications set forth in the Loan Documents.

Section 6.24.        Special Covenant Regarding The Statesman.

The Borrower acknowledges that, with respect to the Mortgaged Property commonly known as The Statesman, having an address at 2020 F Street, N.W., Washington, D.C., such Mortgaged Property has or had an underground storage tank that has been designated as “permanently out of use.” The Phase I Environmental Study with respect to such Mortgaged Property recommended that the relevant Borrower perform a Phase II Environmental Study on such Mortgaged Property. Borrower shall promptly perform such Phase II Environmental Study and take any action recommended or required by such Phase II Environmental Study. This covenant is in addition to and not instead of, any other environmental covenants, obligations and indemnifications set forth in the Loan Documents.

Section 6.25.        Special Covenant Regarding Connecticut Heights.

The Borrower acknowledges that, with respect to the Mortgaged Property commonly known as Connecticut Heights, having an address at 4850 Connecticut Avenue, N.W., Washington, D.C., such Mortgaged Property has an active underground storage tank. The Phase

I Environmental Study with respect to such Mortgaged Property recommended that the relevant Borrower perform a Phase II Environmental Study on such Mortgaged Property. Borrower shall promptly perform such Phase II Environmental Study and take any action recommended or required by such Phase II Environmental Study. This covenant is in addition to and not instead of, any other environmental covenants, obligations and indemnifications set forth in the Loan Documents.

Section 6.26.        Special Covenant Regarding Line of Credit Availability.

Borrower shall, within fifteen (15) days of the end of each fiscal quarter, report in writing to Lender the amount of Line of Credit Availability and whether a Line of Credit Triggering Event has occurred.

Section 6.27.        Special Covenant Regarding Key West and The Westmont.

The Mortgaged Property known as Key West, having an address at 750 Columbus Avenue, New York, New York, and the Mortgaged Property commonly known as The Westmont, having an address at 730 Columbus Avenue, New York, New York, are each subject to certain regulatory agreements with the New York City Housing Development Corporation (the “HDC”). Pursuant to those agreements, consent of the HDC to the transfer of certain interests related to the consummation of the transactions described herein is required from HDC, and consent to permit Lender to foreclose on the Security Instruments with respect to such Mortgaged Properties is also required from HDC. Borrower has received certain assurances from in-house legal counsel for the HDC with respect to approval of the transactions contemplated hereby. Borrower hereby agrees that it will use commercially reasonable efforts to obtain consent to the transaction contemplated hereby, and consent to foreclosure by Lender under its security instrument in form and substance satisfactory to Lender.

ARTICLE 7

NEGATIVE COVENANTS OF BORROWER

Borrower agrees and covenants with Lender that, at all times during the Term of this Agreement:

Section 7.01.        Other Activities.

No Borrower Party shall:

(a)           in the case of any Borrower, IDOT Guarantor or managing member or general partner of a Borrower or an IDOT Guarantor, amend its Organizational Documents in any material respect without the prior written consent of Lender;

(b)           in the case of any Borrower Party not described in (a) of this Section 7.01, amend its Organizational Documents in any way that would have a material adverse effect on any Borrower Party’s ability to perform its obligations under the Loan Documents without the prior written consent of Lender;

(c)           dissolve or liquidate in whole or in part (except for the sale of Mortgaged Properties in the ordinary course of business);

(d)           in the case of any Borrower, IDOT Guarantor or managing member or general partner of a Borrower or an IDOT Guarantor, except as otherwise provided in this Agreement, without the prior written consent of Lender, merge or consolidate with any Person;

(e)           in the case of any Borrower Party not described in (d) of this Section 7.01, if such merger or consolidation would have a Material Adverse Effect on any Borrower Party’s ability to perform its obligations under the Loan Documents, merge or consolidate with any other Person without the prior written consent of Lender;

(f)            use, or permit to be used, any Mortgaged Property in the applicable Collateral Pool for any uses or purposes other than as a Multifamily Residential Property and ancillary uses consistent with Multifamily Residential Properties;

(g)           in the case of any Borrower, IDOT Guarantor or managing member or general partner of a Borrower or an IDOT Guarantor, convert from one type of legal entity to another type of legal entity; or

(h)           in the case of any Borrower Party not described in (g) of this Section 7.01, if such conversion would have a Material Adverse Effect on any Borrower Party’s ability to perform its obligations under the Loan Documents, convert from one type of legal entity to another type of legal entity.

Each Borrower Party shall promptly provide Lender with notice and a copy of any amendment of its Organizational Documents that does not require prior written consent of Lender.

Section 7.02.        Liens.

Neither Borrower nor IDOT Guarantor shall create, incur, assume or suffer to exist any Lien on Borrower’s or IDOT Guarantor’s, as applicable, interest in any Mortgaged Property in its Collateral Pool or any part of any Mortgaged Property, except the Permitted Liens.

Section 7.03.        Indebtedness.

Neither Borrower nor IDOT Guarantor shall incur or be obligated at any time with respect to any Indebtedness (other than Loans) in connection with or secured by any of the Mortgaged Properties. None of Borrower, IDOT Guarantor, any mezzanine borrower under the Lehman Mezzanine Debt, or any entity whose sole asset is a direct or indirect ownership interest in Borrower or IDOT Guarantor shall incur any “mezzanine debt,” issue any preferred equity or incur any similar Indebtedness or equity with respect to any Mortgaged Property other than the Lehman Mezzanine Debt and the Bank Debt. Notwithstanding the foregoing, in connection with the operation of the Mortgaged Properties, each Borrower and each IDOT Guarantor, without duplication, shall each be permitted to incur Indebtedness in the maximum aggregate amount of $150,000 provided such Borrower or IDOT Guarantor shall not incur or assume any Indebtedness (a) that is not paid when due nor within any applicable grace period in any agreement or instrument relating to such Indebtedness, or (b) that becomes due and payable before its normal maturity by reason of a default or event of default, however described, or any other event of default shall occur and continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness.

Section 7.04.        Principal Place of Business.

Neither Borrower nor IDOT Guarantor shall change its principal place of business or the location of its books and records, each as set forth in Borrower’s Certificate or IDOT Guarantor’s Certificate, as applicable, without first giving thirty (30) days’ prior written notice to Lender.

Section 7.05.        Condominiums.

Neither Borrower nor IDOT Guarantor shall submit any Mortgaged Property in its Collateral Pool to a condominium regime during the Term of this Agreement. Notwithstanding the foregoing, the Mortgaged Properties commonly known as Archstone Columbia Crossing, having an address at 1957 Columbia Pike, Arlington, Virginia; Archstone 2000 Commonwealth, having an address at 2000 Commonwealth Avenue, Brighton, Massachusetts; San Mateo, having an address at 1101 Park Place, San Mateo, California; Parc Vista, having an address at 801 15th Street South, Arlington, Virginia; and Archstone Sierra del Oro, having an address at 1456 Serfas Club Drive, Corona, California are subject to a condominium regime and shall be permitted to be subject to such regime during the term of this Agreement. In addition, such Mortgaged Properties shall be subject to the terms of the Security Instrument with respect to the operation of such condominium regime.

Section 7.06.        Restrictions on Distributions.

Neither Borrower nor IDOT Guarantor shall make any distributions of any nature or kind whatsoever to the owners of its Ownership Interests as such if, at the time of such distribution, an Event of Default has occurred and remains uncured.

Section 7.07.        Master Leases.

No Mortgaged Property may be master leased or otherwise leased in whole or in bulk, provided that the Mortgaged Properties identified on Exhibit M shall be master leased to Master Tenant pursuant to a Master Lease in the form approved by Lender prior to the Initial Closing Date. Borrower shall not, without the prior written consent of Lender, which consent shall be given in Lender’s reasonable discretion, agree to any material modification or amendment to any Master Lease and shall not terminate any Master Lease without Lender’s prior written consent, unless after such termination all Residential Agreements related to the relevant Mortgaged Property shall remain in full force and effect with Borrower becoming a landlord under such Resident Agreements, provided that Lender’s consent shall no longer be required after a Mortgaged Property is released from a Collateral Pool. In the event that any Master Lease matures earlier than the Termination Date, no later than ninety (90) days prior to expiration of such Master Lease Borrower shall extend the term of such Master Lease, and provide written evidence to Lender of the same, on the terms substantially similar to the form as in effect on the date hereof. In the event Master Tenant terminates the Master Lease, Borrower shall promptly provide notice of such termination to Lender.

Section 7.08.        Cash Management.

Except as provided herein, no Borrower, IDOT Guarantor or any direct or indirect owner of any Borrower or IDOT Guarantor shall enter into any lockbox or cash management arrangement involving rents or proceeds of any Mortgaged Property or distributions of any kind from Borrower or IDOT Guarantor with any party. If the lender under the Lehman Mezzanine Debt or the Bank Debt requests that any Borrower or IDOT Guarantor enter into any cash management arrangement, each Borrower, IDOT Guarantor or any direct or indirect owner of any Borrower or IDOT Guarantor, prior to entering into any such arrangement, shall enter into a lockbox or cash management agreement reasonably acceptable to Lender (prepared by Lender) and is in substantially the form of Fannie Mae’s then current standard form of lockbox and/or cash management agreement. Such cash management agreement shall authorize Lender to terminate distribution of amounts otherwise distributable by Borrower and IDOT Guarantor upon the occurrence of an Event of Default under any Loan.

ARTICLE 8

FEES

Section 8.01.        Re-Underwriting Fee.

On the Closing Date of any Extension, Release, Additional Fixed Loan, or Substitution (on the Closing Date of the Release of the Release Mortgaged Property under such Substitution), the applicable Collateral Pool Borrower shall pay to Lender a re-underwriting fee equal to the product of $5,000 multiplied by the number of Mortgaged Properties in such Collateral Pool at the time of such Extension, Release Request, Substitution Request or Loan Request, as applicable (the “Re-Underwriting Fee”).

Section 8.02.        Origination Fee.

On the Closing Date of any Additional Fixed Loan, the applicable Collateral Pool Borrower shall pay to Lender an origination fee (the “Origination Fee”) equal to the product of 100 basis points (1.0%) multiplied by the amount of such Additional Fixed Loan.

Section 8.03.        Due Diligence Fees.

Initial Due Diligence Fees. The applicable Collateral Pool Borrower shall pay to Lender actual due diligence fees for each Mortgaged Property in such Collateral Pool (including reasonable legal fees and expenses relating to due diligence and the closing of this Agreement) (“Initial Due Diligence Fees”) with respect to the Initial Mortgaged Properties in such Collateral Pool. On or prior to the Initial Closing Date, Lender shall notify such Borrower of the actual amount of the Initial Due Diligence Fees and such Borrower shall pay to Lender such Initial Due Diligence Fees on the Initial Closing Date.

(a)           Additional Due Diligence Fees for Substitute Mortgaged Properties. The applicable Collateral Pool Borrower shall pay to Lender actual due diligence fees including the

Fannie Mae review fee of $1,500 for each Mortgaged Property (the “Additional Due Diligence Fees”) with respect to each proposed Substitute Mortgaged Property anticipated to be added to a Collateral Pool. In connection with any Substitution Request, Borrower shall pay to Lender a deposit equal to the product obtained by multiplying

(i)            $12,000 by

(ii)           the number of Substitute Mortgaged Properties (such amount to be allocated to Lender for its due diligence expenses).

Any Additional Collateral Due Diligence Fees not covered by the deposit shall be paid by Borrower on the Closing Date (or if the proposed Substitute Mortgaged Property does not become part of the Collateral Pool, on demand) for the Substitute Mortgaged Property. Any portion of the Additional Collateral Due Diligence Fee paid to Lender not actually used by Lender to cover reasonable due diligence expenses shall be promptly refunded to the applicable Collateral Pool Borrower.

Section 8.04.        Legal Fees and Expenses.

(a)           Initial Legal Fees. The applicable Collateral Pool Borrower shall pay, or reimburse Lender for, all reasonable out-of-pocket third-party legal fees and expenses incurred by Lender and by Fannie Mae in connection with the preparation, review and negotiation of this Agreement and any other Loan Documents executed on the date of this Agreement.

(b)           Fees and Expenses Associated with Requests. The applicable Collateral Pool Borrower shall pay, or reimburse Lender for, all reasonable out-of-pocket third-party costs and expenses incurred by Lender, including the out-of-pocket legal fees and expenses incurred by Lender in connection with the preparation, review and negotiation of all documents, instruments and certificates to be executed and delivered in connection with each Request for such Collateral Pool Borrower, the performance by Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to such Borrower’s rights or Lender’s obligations with respect to the Request, and all transactions related to any of the foregoing, including the cost of title insurance premiums and applicable recordation and transfer taxes and charges and all other reasonable costs and expenses in connection with a Request. The obligations of the applicable Borrower under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs. The applicable Collateral Pool Borrower shall pay such costs and expenses to Lender on the Closing Date for the Request, or, as the case may be, after demand by Lender when Lender determines that such Request will not close.

Section 8.05.        Failure to Close any Request.

If a Collateral Pool Borrower makes a Request and fails to close on the Request for any reason other than the default by Lender, then such Borrower shall pay to Lender and Fannie Mae all actual cost and expenses (including any breakage costs) incurred by Lender and Fannie Mae in connection with the failure to close.

ARTICLE 9

EVENTS OF DEFAULT

Section 9.01.        Events of Default.

Each of the following events shall constitute an “Event of Default” under this Agreement, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of Borrower, IDOT Guarantor or Guarantor or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority, provided that, except with respect to the Loans secured by the Mortgaged Properties comprising a Collateral Pool (as set forth in Recitals B and F of this Agreement, each Loan in a Collateral Pool is cross-defaulted to each other Loan in such Collateral Pool), an Event of Default that relates solely to any Collateral Pool shall not be an Event of Default under any other Loan or Collateral Pool:

(a)           the occurrence of a default under any Loan Document related to such Borrower’s Collateral Pool beyond the cure period, if any, set forth therein; or

(b)           the failure by Borrower to pay within thirty (30) days of its due date or request by Lender, as applicable, when due any amount payable by Borrower under any Note, any Security Instrument, this Agreement or any other Loan Document, including any fees, costs or expenses; provided, however, that (i) such thirty (30) day grace period shall not apply to: (A)  regularly scheduled monthly payments of principal, interest, discount (if any) or any payment upon the Maturity Date (as defined in the Note) or the applicable Pool Termination Date or (B)  any fees, costs or expenses due and payable on the Initial Closing Date or any fees, costs or expenses due and payable on the Closing Date of any Request; and (ii) such thirty (30) day grace period shall not be more than (or in addition to) any other grace period provided in the Note, any Security Instrument, this Agreement or any other Loan Document; or

(c)           the failure by Borrower or IDOT Guarantor to perform or observe any covenant set forth in Section 6.07 (Inform Lender of Material Events), Section 6.09 (Alterations to Mortgaged Properties), Section 6.12 (Ownership), Section 6.13 (Transfer of Ownership Interest in Borrower Parties), Section 6.14 (Transfer of Ownership of Mortgaged Property), Section 6.17 (Ownership of Mortgaged Properties), Section 6.18 (Change in Property Manager), Section 7.01 (Other Activities), Section 7.02 (Liens), Section 7.03 (Indebtedness), Section 7.06  (Restrictions on Distributions), Section 7.07 (Master Leases); or

(d)           the failure by Borrower or IDOT Guarantor to perform or observe any covenant contained in Article 6 or Article 7 (other than those sections specifically referenced in Section 9.01(c) above) for thirty (30) days after receipt of notice of such failure by such Borrower or IDOT Guarantor from Lender, provided that such period shall be extended for up to thirty (30) additional days if such Borrower or IDOT Guarantor, in the discretion of Lender, is diligently pursuing a cure of such default within thirty (30) days after receipt of notice from Lender; or

(e)           any warranty, representation or other written statement made by or on behalf of Borrower, IDOT Guarantor or Guarantor contained in this Agreement, any other Loan

Document or in any instrument furnished in compliance with or in reference to any of the foregoing, is false or misleading in any material respect on any date when made or deemed made and, in the case of any warranty, representation or other written statement that was not intentionally false or misleading when made, and in Lender’s reasonable judgment is curable, remains uncured for thirty (30) days after notice of such false or misleading statement shall have been given to Borrower; or

(f)            (i) any Borrower Party or any Tishman-Lehman Bankruptcy Person shall (A) commence a voluntary case, whether of such entity or an Affiliate thereof, under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (F) make a general assignment for the benefit of creditors, (G) assert that any Borrower Party (but with respect to any Guarantor, solely with respect to the Guaranty) has no liability or obligations under this Agreement or any other Loan Document to which it is a party; (H) take any action, petition to or cause or permit any of its assets to be partitioned, or (I) take any action for the purpose of effecting any of the foregoing; or (ii) a case or other proceeding shall be commenced against any Borrower Party or any Tishman-Lehman Bankruptcy Person in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding upon or composition or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of any Borrower Party or any Tishman-Lehman Bankruptcy Person, whether by such entity or an Affiliate thereof, for all or a substantial part of the property, domestic or foreign, of any Borrower Party or any Tishman-Lehman Bankruptcy Person, whether by such entity or an Affiliate thereof, and any such case or proceeding shall continue undismissed or unstayed for a period of ninety (90) consecutive days, or any order granting the relief requested in any such case or proceeding against any Borrower Party or any Tishman-Lehman Bankruptcy Person, whether by such entity or an Affiliate thereof (including an order for relief under such Federal bankruptcy laws), shall be entered; or

(g)           if any provision of this Agreement or any other Loan Document or the lien and security interest purported to be created hereunder or under any Loan Document shall at any time for any reason cease to be valid and binding in accordance with its terms on Borrower, IDOT Guarantor or Guarantor, or shall be declared to be null and void, or the validity or enforceability hereof or thereof or the validity or priority of the lien and security interest created hereunder or under any other Loan Document shall be contested by Borrower, IDOT Guarantor or Guarantor seeking to establish the invalidity or unenforceability hereof or thereof, or Borrower, IDOT Guarantor or Guarantor (only with respect to the Guaranty) shall deny that it has any further liability or obligation hereunder or thereunder; or

(h)           (i) the execution by Borrower or IDOT Guarantor of a chattel mortgage or other security agreement on any materials, fixtures or articles used in the construction or operation of the improvements located on any Mortgaged Property or on articles of personal property located therein (other than in connection with any Permitted Liens), or (ii) if any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the Ownership thereof will not vest unconditionally in Borrower or IDOT Guarantor free from encumbrances, or (iii) if Borrower or IDOT Guarantor does not furnish to Lender upon request the contracts, bills of sale, statements, receipted vouchers and agreements, or any of them, under which Borrower or IDOT Guarantor claims title to such materials, fixtures, or articles; or

(i)            the failure by Borrower or IDOT Guarantor to comply with any requirement of any Governmental Authority within thirty (30) days after written notice of such requirement shall have been given to Borrower or IDOT Guarantor by such Governmental Authority; provided that, if the required action is commenced and diligently pursued by Borrower or IDOT Guarantor within such thirty (30) days, then Borrower or IDOT Guarantor shall have such additional time to comply with such requirement as permitted by the Governmental Authority; or

(j)            a dissolution or liquidation for any reason (whether voluntary or involuntary) of any Borrower Party or any Tishman-Lehman Bankruptcy Person, except the sale of Mortgaged Properties in the ordinary course of business; or

(k)           any final and nonappealable judgment against Borrower Party, any attachment or other levy against any portion of Borrower Party’s assets with respect to a claim or claims in an amount in excess of $250,000 individually and/or $500,000 in the aggregate remains unpaid, unstayed on appeal undischarged, unbonded, not fully insured or undismissed for a period of ninety (90) days; or

(l)            the failure by Borrower, IDOT Guarantor or Guarantor to perform or observe any material term, covenant, condition or agreement hereunder, other than as contained in subsections (a) through (k) above, or in any other Loan Document, within thirty (30) days after receipt of notice from Lender identifying such failure, provided such period shall be extended for up to thirty (30) additional days if Borrower or IDOT Guarantor, in the discretion of Lender, is diligently pursuing a cure of such default within thirty (30) days after receipt of notice from Lender and corrective action is instituted by Borrower or IDOT Guarantor within such period and pursued diligently and in good faith, then such failure shall not constitute an Event of Default unless such failure is not cured by Borrower or IDOT Guarantor within sixty (60) days after receipt of notice from Lender identifying such failure.

ARTICLE 10

REMEDIES

Section 10.01.      Remedies; Waivers.

Upon the occurrence of an Event of Default, Lender may do any one or more of the following with respect to any Loan secured by a Collateral Pool to which the Event of Default (or the Borrower causing such Event of Default) relates (without presentment, protest or notice of protest, all of which are expressly waived by each Borrower Party):

(a)           by written notice to the defaulting Collateral Pool Borrower, to be effective upon dispatch and declare the principal of, and interest on, the Loans and all other sums owing by such Borrower to Lender under any of the Loan Documents for such Collateral Pool forthwith due and payable, whereupon the principal of, and interest on, the Loans and all other sums owing by such Collateral Pool Borrower to Lender under any of the Loan Documents for such Collateral Pool will become forthwith due and payable.

(b)           Lender shall have the right to pursue any other remedies available to it under any of the Loan Documents for such Collateral Pool.

(c)           Lender shall have the right to pursue all remedies available to it at law or in equity, including obtaining specific performance and injunctive relief with respect to such Collateral Pool.

Section 10.02.      Waivers; Rescission of Declaration.

Lender shall have the right, to be exercised in its complete discretion, to waive any breach hereunder (including the occurrence of an Event of Default), by a writing setting forth the terms, conditions, and extent of such waiver signed by Lender and delivered to the applicable Collateral Pool Borrower. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the waiver and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

Section 10.03.      Lender’s Right to Protect Collateral and Perform Covenants and Other Obligations.

If any Borrower, IDOT Guarantor or Guarantor fails to perform the covenants and agreements contained in this Agreement or any of the other Loan Documents for the applicable Collateral Pool, after all applicable grace periods, if any, then Lender at Lender’s option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender’s interest, including (i) disbursement of reasonable attorneys’ fees, (ii) entry upon the Mortgaged Property to make repairs and replacements, (iii)  procurement of satisfactory insurance as provided in Section 5 of the Security Instrument encumbering the Mortgaged Property in such Collateral Pool, and (iv) if the Security Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower or IDOT Guarantor and the curing of any default of Borrower or IDOT Guarantor in the terms and conditions of the ground lease. Any amounts disbursed by Lender pursuant to this Section 10.03, with interest thereon, shall become additional Indebtedness of Collateral Pool Borrower secured by the applicable Collateral Pool Loan Documents. Unless the applicable Collateral Pool Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Loan unless collection from such Borrower of interest at such rate would be contrary to Applicable Law, in which event such amounts shall bear interest at the highest rate which may be collected from such Borrower under Applicable Law. Nothing contained in this Section 10.03 shall require Lender to incur any expense or take any action hereunder.

Section 10.04.      No Remedy Exclusive.

Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Loan Documents or existing at law or in equity.

Section 10.05.      No Waiver.

No delay or omission to exercise any right or power accruing under any Loan Document upon the happening of any Event of Default or Potential Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

Section 10.06.      No Notice.

To entitle Lender to exercise any remedy reserved to Lender in this Article 10, it shall not be necessary to give any notice, other than such notice as may be required under the applicable provisions of this Agreement or any of the other Loan Documents.

ARTICLE 11

IMPOSITION DEPOSITS

Section 11.01.      Insurance and Water/Sewer Waived; Other Imposition Deposits Required.

Each Collateral Pool Borrower or IDOT Guarantor shall establish funds for taxes, insurance premiums and certain other charges for each Mortgaged Property in such Collateral Pool in accordance with Section 7(a) of the Security Instrument for each such Mortgaged Property. Notwithstanding the foregoing and the provisions of Subsection 7(a) of the Security Instrument for each such Mortgaged Property, and subject to the conditions of this Article 11, provided that no Event of Default has occurred and is continuing and Collateral Pool Borrower or IDOT Guarantor has timely delivered to Lender any insurance bills or premium notices that it has received pursuant to the requirements of this Section, Lender shall not require Collateral Pool Borrower or IDOT Guarantor to deposit with Lender any sums for Imposition Deposits ONLY to the extent they relate to (x) any water and sewer charges, and (y) the premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under Section 19 of the Security Instrument. Such Collateral Pool Borrower or IDOT Guarantor must (1) pursuant to the terms of Section 19 of the Security Instrument, provide Lender with proof of payment (e.g., paid receipts or cancelled checks) of all such premiums for fire and other hazard insurance, rent loss insurance and such other insurance required under Section 19 of the Security Instrument, (2) pursuant to the terms of Section 19 of the Security Instrument, deliver to Lender the original (or a duplicate original) of a renewal policy in form satisfactory to Lender, and (3) to the extent not covered in (1) or (2) above, pay Impositions for which Lender is not collecting Imposition Deposits no later than the date sixty (60) days after the date such Impositions are due and before the addition of any interest, fine, penalty or cost for nonpayment.  In the event that (i) an Event of Default has occurred and is continuing or (ii) Such Collateral

Pool Borrower or IDOT Guarantor does not timely pay any of the Impositions as described in Section 7(a) of the Security Instrument and this Section 11.01, or fails to provide Lender with proof of such payment as set forth in Section 7(a) of the Security Instrument and this Section 11.01, or (iii) a Line of Credit Triggering Event has occurred, Lender may immediately thereafter require such Collateral Pool Borrower or IDOT Guarantor to deposit with Lender all of the Imposition Deposits as provided in this Article 11 and in Section 7(a) of the Security Instrument. The terms and provisions of this Article 11 shall be applicable only so long as the current Borrower or IDOT Guarantor remains as the record title owner of the Mortgaged Property, and shall immediately terminate and have no further force or effect upon a sale or exchange of the Mortgaged Property to a third-party purchaser in which the Indebtedness secured by the Security Instrument is assumed by such third-party purchaser. Nothing in this Article 11 or Section 7(a) of the Security Instrument shall be deemed to waive Imposition Deposits with respect to Taxes, which deposits shall be required pursuant to the terms of Section 7(a) of the Security Instrument and this Article 11.

Section 11.02.      Imposition Deposits.

Notwithstanding the provision of Section 7(d) of the Security Instrument, on or before the first day of each Loan Year after the Initial Closing Date, and on or before the Closing Date of a Substitution Request or a Release Request, if Lender determines, based on the foregoing methodology, that a modified amount is required to be deposited with Lender as Imposition Deposits, applicable Collateral Pool Borrower or IDOT Guarantor shall deposit any deficiency with Lender, or Lender shall release any overage to such Collateral Pool Borrower or IDOT Guarantor, provided that, in the case of the latter, no Event of Default or Potential Event of Default then exists hereunder. The applicable Collateral Pool Borrower or IDOT Guarantor shall, subject to such Collateral Pool Borrower’s or IDOT Guarantor’s right to contest under Section 15(d) of the Security Instruments, pay each Imposition relating to a Mortgaged Property before the last date upon which such payment may be made without any penalty or interest charge being added. Subject to such Collateral Pool Borrower’s or IDOT Guarantor’s right to contest under Section 15(d) of the Security Instruments, such Collateral Pool Borrower or IDOT Guarantor shall deliver to Lender evidence that such Borrower or IDOT Guarantor has paid each Imposition within thirty (30) days after making such payment.

Section 11.03.      Replacement Reserves.

Each Collateral Pool Borrower and IDOT Guarantor, as applicable, shall execute a Replacement Reserve Agreement for each of the Mortgaged Properties in the respective Collateral Pool and shall (unless waived by the Lender) make all deposits for replacement reserves in accordance with the terms of the Replacement Reserve Agreement.

Section 11.04.      Completion/Repair Reserves.

If required by Lender, each Collateral Pool Borrower and IDOT Guarantor, as applicable, shall execute a Completion/Repair and Security Agreement for each of the Mortgaged Properties in the respective Collateral Pool and shall (unless waived by the Lender) make all deposits for completion reserves in accordance with the terms of the Completion/Repair and Security Agreement.

ARTICLE 12

LIMITS ON PERSONAL LIABILITY

Section 12.01.      Personal Liability to Borrower.

(a)           Limits on Personal Liability. Except as otherwise provided in this Article 12, neither Borrower nor any partner, member, shareholder, employee, director, agent or Affiliate of Borrower, or any partner, member, shareholder, employee, director, agent, or Affiliate of any heir, legal representative or successor or assign of the foregoing (the “Exculpated Parties”) shall have any personal liability under this Agreement, the Note, the Security Instruments or any other Loan Document for the performance of any Obligations of Borrower under the Loan Documents, and Lender’s only recourse for the payment and performance of the Obligations shall be Lender’s exercise of its rights and remedies with respect to the Mortgaged Property and any other Collateral held by Lender as security for the Obligations. This limitation on the Exculpated Parties’ liability shall not limit or impair Lender’s enforcement of its rights against Guarantor under the Guaranty.

(b)           Exceptions to Limits on Personal Liability. Each Collateral Pool Borrower shall be personally liable to Lender for the repayment of a portion of the Loans and other amounts due under the Loan Documents evidencing such Collateral Pool Borrower’s Loan equal to any actual loss or actual damage suffered by Lender as a result of (i) failure of such Borrower to pay to Lender, upon demand after an Event of Default, all Rents to which Lender is entitled under Section 3(a) of the Security Instrument encumbering the Mortgaged Property and the amount of all security deposits collected by such Borrower or IDOT Guarantor from tenants then in residence; (ii) failure of such Borrower or IDOT Guarantor to apply all insurance proceeds, condemnation proceeds or security deposits from tenants as required by the Security Instrument encumbering the Mortgaged Property; (iii) failure of such Borrower or IDOT Guarantor to comply with its obligations under the Loan Documents with respect to the delivery of books and records and financial statements; (iv) fraud or written material misrepresentation by such Borrower or IDOT Guarantor or any officer, director, partner or member of Borrower or IDOT Guarantor in connection with the application for or creation of the Obligations or any request for any action or consent by Lender; (v) failure to comply with any and all indemnification obligations contained in Section 18 (environmental) of any Security Instrument; (vi) distribution by the Borrower or IDOT Guarantor of any Rents in any Calendar Quarter to the extent that all amounts due and payable to third parties by such Borrower or IDOT Guarantor, including but not limited to all operating expenses, capital expenditures and amounts payable under the Loan Documents have not been paid in full (except that such Borrower or IDOT Guarantor will not be personally liable to the extent that such Borrower or IDOT Guarantor lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding; (vii) the acquisition by any Borrower or IDOT Guarantor of any property or operation of any business not permitted by Section 33 (single purpose) of any Security Instrument securing such Borrower’s Loan; (viii) failure to obtain an estoppel and/or subordination agreement with respect to any Master Lease as required by Section 4.07(k) of this Agreement; (ix) the structuring of the Security Instruments which encumber the Mortgaged Properties subject to a Master Lease; (x) failure of such Borrower to cure the default under the ground lease affecting the Mortgaged Property commonly known as Oakwood Marina Del Rey (having an address of 4111 Via Marina, Marina Del Rey, California); (xi) failure of such Borrower to cure the default under the ground lease affecting the Mortgaged Property commonly known as Archstone Marina Del Rey (having an address of 4157 Via Marina, Marina Del Rey, California); (xii) failure to obtain an estoppel certificate with respect to any Mortgaged Property that is subject to a ground lease as required by Section 4.07(l); (xiii) failure to deliver a final survey for any Mortgaged Property as required by Section 4.07(c) of this Agreement; (xiv) failure to deliver any commercial lease and/or, to the extent required by Lender, delivery any tenant estoppel certificate and subordination, non-disturbance and attornment agreement with respect to any such commercial lease in accordance with Section 4.07(m); (xv) failure to deliver any consent required by Lender in accordance with Section 4.07(n) of this Agreement, including but not limited to a consent of the New York City Housing Development Corporation (“HDC”) with respect to the Mortgaged Property commonly known as Key West, having an address of 750  Columbus Avenue, New York, New York, or the Mortgaged Property commonly known as The Westmont, having an address of 730 Columbus Avenue, New York, New York, satisfactory to Lender, to the effect that (A) the transactions contemplated by the Borrower and its Affiliates on the date hereof have been consented to by the HDC, (B) the foreclosure by Lender under the Security Instruments relating to such Mortgaged Properties has been consented to by the HDC, and (C) transfer of such Mortgaged Properties to a “qualified transferee” reasonably acceptable to Lender in connection with a foreclosure by Lender under the Security Instruments relating to such Mortgaged Properties has been consented to by the HDC; or (xvi) failure to comply (or any allegations of a failure to comply) with Subchapter IV of The Rental Housing Conversion and Sale Act of 1980, as amended, D.C Law 3-86.

(c)           Full Recourse. Each Collateral Pool Borrower shall be personally liable to Lender for the payment and performance of all Obligations upon the occurrence of any of the following Events of Default: (i) a Transfer that is an Event of Default under Section 21  (transfers) of any Security Instrument securing such Borrower’s Loan; or (ii) a Bankruptcy Event. As used in this subparagraph, the term “Bankruptcy Event” means any one or more of the following events which occurs during the Term of the Agreement:

(i)            The Borrower or IDOT Guarantor (A) commences a voluntary case (or, if applicable, a joint case) under any chapter of the Bankruptcy Code, (B) institutes (by petition, application, answer, consent or otherwise) any other bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, (C) makes a general assignment for the benefit of creditors, (D) applies for, consents to or acquiesces in the appointment of any receiver, liquidator, custodian, sequestrator, trustee or similar officer for it or for all or any substantial part of the Mortgaged Property or (E) admits in writing its inability to pay its debts generally as they mature.

(ii)           Guarantor or any Affiliate of Guarantor files an involuntary petition against the Borrower or IDOT Guarantor under any chapter of the Bankruptcy Code or under any other bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to the Borrower or IDOT Guarantor under the laws of any jurisdiction.

(iii)          Both (A) an involuntary petition under any chapter of the Bankruptcy Code is filed against the Borrower or IDOT Guarantor or the Borrower or IDOT

Guarantor directly or indirectly becomes the subject of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, or in equity, and (B) the Borrower or IDOT Guarantor or any Affiliate of the Borrower or IDOT Guarantor has acted in concert or conspired with such creditors of the Borrower or IDOT Guarantor (other than the Lender) to cause the filing thereof with the intent to interfere with enforcement rights of the Lender after the occurrence of an Event of Default.

(d)           Permitted Transfer Not Release. No Transfer by any party of its Ownership Interests in the Borrower or IDOT Guarantor shall release the party from liability under this Article 12, this Agreement or any other Loan Document, unless Lender shall have approved the Transfer in accordance with this Agreement, or such Transfer is otherwise permitted in this Agreement, and shall have expressly released the party in connection with the Transfer.

(e)           Miscellaneous. To the extent that any Borrower or IDOT Guarantor has personal liability under this Section 12.01, or Guarantor has liability under the Guaranty, such liability shall be joint and several and Lender may exercise its rights against such Borrower, IDOT Guarantor or Guarantor personally without regard to whether Lender has exercised any rights against any Mortgaged Property securing the Loan to such Borrower or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under the Loan Documents or Applicable Law. For purposes of this Article 12, the term “Mortgaged Property” shall not include any funds that (i) have been applied by Borrower or IDOT Guarantor as required or permitted by the Loan Documents prior to the occurrence of an Event of Default, or (ii) are owned by Borrower, IDOT Guarantor or Guarantor and which Borrower or IDOT Guarantor was unable to apply as required or permitted by the Loan Documents because of a bankruptcy, receivership, or similar judicial proceeding.

Section 12.02.      Additional Borrowers.

If the owner of a Substitute Mortgaged Property is an Additional Borrower or Additional IDOT Guarantor, the owner of such Substitute Mortgaged Property must demonstrate to the satisfaction of Lender that:

(i)            the Additional Borrower or IDOT Guarantor is a Single-Purpose entity; and

(ii)           the Additional Borrower or IDOT Guarantor shall be owned as described in Section 6.12.

In addition, on the Closing Date of the addition of a Substitute Mortgaged Property, the owner of such Substitute Mortgaged Property, if such owner is an Additional Borrower or Additional IDOT Guarantor, shall become a party to a contribution agreement in a manner satisfactory to Lender, shall deliver a Certificate of Borrower in form and substance satisfactory to Lender, and execute and deliver, along with the other applicable Collateral Pool Borrowers, any other Loan Documents required by Lender. Any Additional Borrower or Additional IDOT Guarantor of a Substitute Mortgaged Property which becomes added to a Collateral Pool shall be a Borrower or IDOT Guarantor for purposes of this Agreement and shall execute and deliver to Lender an amendment adding such Additional Borrower or Additional IDOT Guarantor as a party to this Agreement and revising the Exhibits hereto, as applicable, to reflect the Substitute Mortgaged Property, identify the applicable Collateral Pool, and add the Additional Borrower or Additional IDOT Guarantor, in each case satisfactory to Lender.

Upon the release of a Mortgaged Property, the Borrower or IDOT Guarantor which owns such Release Mortgaged Property shall automatically without further action be released from its obligations under this Agreement and the other Loan Documents, except for any liabilities or obligations of such Borrower or IDOT Guarantor which arose prior to the Closing Date of such release, and except as specifically set forth in Section 18 of the Security Instrument.

Section 12.03.      Borrower Agency Provisions.

(a)           Each Borrower, IDOT Guarantor, Additional Borrower and Additional IDOT Guarantor hereby irrevocably designates ASOT as the borrower agent (the “Borrower Agent”) to be its agent and in such capacity to receive on behalf of Borrower or IDOT Guarantor all proceeds, receive all notices on behalf of Borrower or IDOT Guarantor under this Agreement, make all Requests under this Agreement, and execute, deliver and receive all instruments, certificates, Requests, documents, amendments, writings and further assurances now or hereafter required hereunder, on behalf of such Borrower or IDOT Guarantor, and hereby authorizes Lender to pay over all loan proceeds hereunder in accordance with the direction of Borrower Agent. Each Borrower and IDOT Guarantor hereby acknowledges that all notices required to be delivered by Lender to any Borrower or IDOT Guarantor shall be delivered to Borrower Agent and thereby shall be deemed to have been received by such Borrower or IDOT Guarantor.

(b)           The handling of this credit facility as a co-borrowing facility with a Borrower Agent in the manner set forth in this Agreement is solely as an accommodation to Borrower and IDOT Guarantor and is at their request. Lender shall not incur liability to Borrower or IDOT Guarantor as a result thereof. To induce Lender to do so and in consideration thereof, each Borrower and IDOT Guarantor hereby indemnifies the Lender and holds Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Lender by any Person arising from or incurred by reason of Borrower Agent handling of the financing arrangements of Borrower or IDOT Guarantor as provided herein, reliance by Lender on any request or instruction from Borrower Agent or any other action taken by Lender with respect to this Section 12.03 except due to willful misconduct or gross negligence of the indemnified party.

Section 12.04.      Waivers With Respect to Other Borrower Secured Obligation.

To the extent that a Security Instrument or any other Loan Document executed by one (1)  Collateral Pool Borrower or IDOT Guarantor secures an Obligation of another Collateral Pool Borrower or IDOT Guarantor (the “Other Borrower Secured Obligation”), and/or to the extent that a Collateral Pool Borrower or IDOT Guarantor has guaranteed the debt of another Borrower or IDOT Guarantor subject to such Collateral Pool pursuant to Article 12, the Borrower or IDOT Guarantor who executed such Loan Document and/or guaranteed such debt (the “Waiving Borrower”) hereby agrees to the provisions of this Section 12.04. To the extent that any

Mortgaged Properties are located in California, the references to the California Code below shall apply to this Agreement and any California Security Instrument securing a California Mortgaged Property, otherwise the California Code shall have no effect on this Agreement or any other Loan Document.

(a)           The Waiving Borrower hereby waives any right it may now or hereafter have to require the beneficiary, assignee or other secured party under such Loan Document, as a condition to the exercise of any remedy or other right against it thereunder or under any other Loan Document executed by the Waiving Borrower in connection with the Other Borrower Secured Obligation: (i) to proceed against the other Borrower or IDOT Guarantor or any other person, or against any other collateral assigned to Lender by either Borrower, IDOT Guarantor or any other person; (ii) to pursue any other right or remedy in Lender’s power; (iii) to give notice of the time, place or terms of any public or private sale of real or personal property collateral assigned to Lender by the other Borrower, IDOT Guarantor or any other person (other than the Waiving Borrower), or otherwise to comply with Section 9615 of the California Commercial Code (as modified or recodified from time to time) with respect to any such personal property collateral located in the State of California; or (iv) to make or give (except as otherwise expressly provided in the Security Documents) any presentment, demand, protest, notice of dishonor, notice of protest or other demand or notice of any kind in connection with the Other Borrower Secured Obligation or any collateral (other than the Collateral described in such Security Document) for the Other Borrower Secured Obligation.

(b)           The Waiving Borrower hereby waives any defense it may now or hereafter have that relates to: (i) any disability or other defense of the other Borrower, IDOT Guarantor or any other person; (ii) the cessation, from any cause other than full performance, of the Other Borrower Secured Obligation; (iF) the application of the proceeds of the Other Borrower Secured Obligation, by the other Borrower, IDOT Guarantor or any other person, for purposes other than the purposes represented to the Waiving Borrower by the other Borrower or IDOT Guarantor or otherwise intended or understood by the Waiving Borrower or the other Borrower or IDOT Guarantor; (iv) any act or omission by Lender which directly or indirectly results in or contributes to the release of the other Borrower, IDOT Guarantor or any other person or any collateral for any Other Borrower Secured Obligation; (v) the unenforceability or invalidity of any Security Document or other Borrower or IDOT Guarantor Loan Document (other than the Security Instrument or Reimbursement Mortgage executed by the Waiving Borrower that secures the Other Borrower Secured Obligation) or guaranty with respect to any Other Borrower Secured Obligation, or the lack of perfection or continuing perfection or lack of priority of any Lien (other than the Lien of such Security Instrument) which secures any Other Borrower Secured Obligation; (vi) any failure of Lender to marshal assets in favor of the Waiving Borrower or any other person; (vii) any modification of any Other Borrower Secured Obligation, including any renewal, extension, acceleration or increase in interest rate; (viii) any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Waiving Borrower’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (ix) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (x) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any person; (xi) the election by Lender, in any bankruptcy proceeding of any person, of the application or non-application of Section 1111(b)(2) of the Bankruptcy Code; (xii) any extension of credit or the grant of any lien under Section 364 of the Bankruptcy Code; (xiii) any use of cash collateral under Section 363 of the Bankruptcy Code; or (xiv) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person. The Waiving Borrower further waives any and all rights and defenses that it may have because the Other Borrower Secured Obligation is secured by real property; this means, among other things, that:  (A) Lender may collect from the Waiving Borrower without first foreclosing on any real or personal property collateral pledged by the other Borrower or IDOT Guarantor; (B) if Lender forecloses on any real property collateral pledged by the other Borrower or IDOT Guarantor, then (1) the amount of the Other Borrower Secured Obligation may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Lender may foreclose on the real property encumbered by the Security Instrument executed by the Waiving Borrower and securing the Other Borrower Secured Obligation even if Lender, by foreclosing on the real property collateral of the Other Borrower, has destroyed any right the Waiving Borrower may have to collect from the Other Borrower.  Subject to the last sentence of Section 12.03, the foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses the Waiving Borrower may have because the Other Borrower Secured Obligation is secured by real property. These rights and defenses being waived by the Waiving Borrower include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Without limiting the generality of the foregoing or any other provision hereof, the Waiving Borrower further expressly waives, except as provided in Section 12.04(g) below, to the extent permitted by law any and all rights and defenses, which might otherwise be available to it under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections.

(c)           The Waiving Borrower hereby waives any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so the Security Instrument executed by the Waiving Borrower and securing the Other Borrower Secured Obligation shall be and remain in full force and effect even if the other Borrower or IDOT Guarantor had no liability at the time of incurring the Other Borrower Secured Obligation, or thereafter ceases to be liable.  The Waiving Borrower hereby waives any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so the Waiving Borrower’s liability may be larger in amount and more burdensome than that of the other Borrower or IDOT Guarantor. The Waiving Borrower hereby waives the benefit of all principles or provisions of law, which are or might be in conflict with the terms of any of its waivers, and agrees that the Waiving Borrower’s waivers shall not be affected by any circumstances, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. The Waiving Borrower hereby waives the benefits of any right of discharge and all other rights under any and all statutes or other laws relating to guarantors or sureties, to the fullest extent permitted by law, diligence in collecting the Other Borrower Secured Obligation, presentment, demand for payment, protest, all notices with respect to the Other Borrower Secured Obligation, which may be required by statute, rule of law or otherwise to preserve Lender’s rights against the Waiving Borrower hereunder, including notice of acceptance, notice of any amendment of the Loan Documents evidencing the Other Borrower Secured Obligation, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, notice of the incurring by the other Borrower or IDOT Guarantor of any obligation or indebtedness and all rights to require Lender to (i) proceed against the other Borrower or IDOT Guarantor, (ii) proceed against any general partner of the other Borrower or IDOT Guarantor, (iii) proceed against or exhaust any collateral held by Lender to secure the Other Borrower Secured Obligation, or (iv) if the other Borrower or IDOT Guarantor is a partnership, pursue any other remedy it may have against the other Borrower or IDOT Guarantor, or any general partner of the other Borrower or IDOT Guarantor, including any and all benefits under California Civil Code Sections 2845, 2849 and 2850.

(d)           The Waiving Borrower understands that the exercise by Lender of certain rights and remedies contained in a Security Instrument executed by the other Borrower or IDOT Guarantor (such as a nonjudicial foreclosure sale) may affect or eliminate the Waiving Borrower’s right of subrogation against the other Borrower or IDOT Guarantor and that the Waiving Borrower may therefore incur a partially or totally nonreimburseable liability.  Nevertheless, the Waiving Borrower hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of the Waiving Borrower that its waivers shall be absolute, independent and unconditional under any and all circumstances.

(e)           In accordance with Section 2856 of the California Civil Code, the Waiving Borrower also waives any right or defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the Other Borrower Secured Obligation) destroys or otherwise impairs the subrogation rights of the Waiving Borrower to any right to proceed against the other Borrower for reimbursement, or both, by operation of Section 580d of the California Code of Civil Procedure or otherwise.

(f)            In accordance with Section 2856 of the California Civil Code, the Waiving Borrower waives any and all other rights and defenses available to the Waiving Borrower by reason of Sections 2787 through 2855, inclusive, of the California Civil Code, including any and all rights or defenses the Waiving Borrower may have by reason of protection afforded to the other Borrower or IDOT Guarantor with respect to the Other Borrower Secured Obligation pursuant to the antideficiency or other laws of the State of California limiting or discharging the Other Borrower Secured Obligation, including Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure.

(g)           In accordance with Section 2856 of the California Civil Code and pursuant to any other Applicable Law, the Waiving Borrower agrees to withhold the exercise of any and all subrogation, contribution and reimbursement rights against Borrower or IDOT Guarantor, against any other person, and against any collateral or security for the Other Borrower Secured Obligation, including any such rights pursuant to Sections 2847 and 2848 of the California Civil Code, until the Other Borrower Secured Obligation has been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender have released, transferred or disposed of all of their right, title and interest in such collateral or security.

(h)           Each Borrower and IDOT Guarantor hereby irrevocably and unconditionally agrees that in the event that, notwithstanding Section 12.04(g) hereof, to the extent its agreement and waiver set forth in Section 12.04(g) is found by a court of competent jurisdiction to be void or voidable for any reason and such Borrower or IDOT Guarantor has any subrogation or other rights against any other Borrower or IDOT Guarantor, any such claims, direct or indirect, that such Borrower or IDOT Guarantor may have by subrogation rights or other form of reimbursement, contribution or indemnity, against any other Borrower or IDOT Guarantor or to any security or any such Borrower or IDOT Guarantor, shall be and such rights, claims and indebtedness are hereby deferred, postponed and fully subordinated in time and right of payment to the prior payment, performance and satisfaction in full of the Obligations. Until payment and performance in full with interest (including post-petition interest in any case under any chapter of the Bankruptcy Code) of the Obligations, each Borrower and IDOT Guarantor agrees not to accept any payment, or satisfaction of any kind, of Indebtedness of any other Borrower or IDOT Guarantor in respect of any such subrogation rights arising by virtue of payments made pursuant to this Article 12, and hereby assigns such rights or indebtedness to Lender, including the right to file proofs of claim and to vote thereon in connection with any case under any chapter of the Bankruptcy Code, including the right to vote on any plan of reorganization. In the event that any payment on account of any such subrogation rights shall be received by any Borrower or IDOT Guarantor in violation of the foregoing, such payment shall be held in trust for the benefit of Lender, and any amount so collected should be turned over to Lender for application to the Obligations.

(i)            At any time without notice to the Waiving Borrower, and without affecting or prejudicing the right of Lender to proceed against the Collateral described in any Loan Document executed by the Waiving Borrower and securing the Other Borrower Secured Obligation, (i) the time for payment of the principal of or interest on, or the performance of, the Other Borrower Secured Obligation may be extended or the Other Borrower Secured Obligation may be renewed in whole or in part; (ii) the time for the other Borrower’s or IDOT Guarantor’s performance of or compliance with any covenant or agreement contained in the Loan Documents evidencing the Other Borrower Secured Obligation, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (iii) the maturity of the Other Borrower Secured Obligation may be accelerated as provided in the related Note or any other related Loan Document; (iv) the related Note or any other related Loan Document may be modified or amended by Lender and the other Borrower or IDOT Guarantor in any respect, including an increase in the principal amount; and (v) any security for the Other Borrower Secured Obligation may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Other Borrower Secured Obligation.

(j)            It is agreed among each Borrower, IDOT Guarantor and Lender that all of the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the Loan Documents and that but for the provisions of this Article 12 and such waivers Lender would decline to enter into this Agreement.

(k)           Waiving Borrower represents and warrants having established with other Borrower adequate means of obtaining, on an ongoing basis, such information as waiving Borrower may require concerning all matters bearing on the risk of nonpayment or nonperformance of the Obligations. Waiving Borrower assumes sole, continuing responsibility for obtaining such information from sources other than from Lender. Lender has no duty to provide any information to Waiving Borrower.

Section 12.05.      Joint and Several Obligation; Cross-Guaranty.

Notwithstanding anything contained in this Agreement or the other Borrower Documents to the contrary (but subject to the last sentence of Section 12.02 and the provisions of Section 12.12), each Borrower shall have joint and several liability for all Obligations of the Loan secured by such Borrower’s Collateral Pool. Notwithstanding the intent of all of the parties to this Agreement that all Obligations of each Borrower with respect to a Collateral Pool under this Agreement and the other Borrower Loan Documents shall be joint and several Obligations of each Borrower subject to such Collateral Pool, each Borrower, on a joint and several basis, hereby irrevocably guarantees to Lender and its successors and assigns, the full and prompt payment of the Loan secured by such Borrower’s Collateral Pool (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations secured by such Borrower’s Collateral Pool owed or hereafter owing to Lender by each other Borrower owning a Mortgaged Property subject to the same Collateral Pool. Similarly, each IDOT Guarantor, on a joint and several basis, hereby irrevocably guarantees to Lender and its successors and assigns, the full and prompt payment of the Loan secured by such Borrower’s Collateral Pool (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations secured by such Borrower’s Collateral Pool owed or hereafter owing to Lender by each other Borrower and IDOT Guarantor owning a Mortgaged Property subject to the same Collateral Pool, on a secondary, and not a primary, basis provided that each IDOT Guarantor’s liability shall be effective only upon the occurrence of a default by each Borrower. Each Borrower or IDOT Guarantor agrees that its guaranty obligation hereunder is an unconditional guaranty of payment and performance and not merely a guaranty of collection. The Obligations of each Borrower or IDOT Guarantor under this Agreement shall not be subject to any counterclaim, set-off, recoupment, deduction, cross-claim or defense based upon any claim any Borrower or IDOT Guarantor may have against Lender or any other Borrower or IDOT Guarantor.

Section 12.06.      No Impairment.

Each Borrower and IDOT Guarantor agrees that the provisions of this Article 12 are for the benefit of Lender and their successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower or IDOT Guarantor and Lender, the obligations of such other Borrower or IDOT Guarantor under the Loan Documents.

Section 12.07.      Election of Remedies.

(a)        Lender, in its discretion, may (i) bring suit against any one or more Collateral Pool Borrower, jointly and severally, without any requirement that Lender first proceed against any other Borrower or IDOT Guarantor or any other Person; (ii) compromise or settle with any one or more Borrower or IDOT Guarantor, or any other Person, for such consideration as Lender may deem proper; (iii) release one or more Borrower or IDOT Guarantor, or any other Person, from liability; and (iv) otherwise deal with any Borrower or IDOT Guarantor and any other Person, or any one or more of them, in any manner, or resort to any of the Collateral at any time held by it for performance of the Obligations or any other source or means of obtaining payment of the Obligations, and no such action shall impair the rights of Lender to collect from any Borrower or IDOT Guarantor any amount guaranteed by any Borrower or IDOT Guarantor under this Article 12.

(b)           If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its rights to enter a deficiency judgment against any Collateral Pool Borrower or any other Person, whether because of any Applicable Laws pertaining to “election of remedies” or the like, each Collateral Pool Borrower hereby consents to such action by Lender and waives any claim based upon such action, even if such action by Lender shall result in a full or partial loss or any rights of subrogation which each such Borrower might otherwise have had but for such action by Lender. Any election of remedies which results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Collateral Pool Borrower shall not impair any other such Collateral Pool Borrower’s obligation to pay the full amount of the Obligations secured by the applicable Collateral Pool. In the event Lender shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or any of the Loan Documents, Lender may bid all or less than the amount of the Obligations secured by the applicable Collateral Pool and the amount of such bid need not be paid by Lender but shall be credited against the Obligations secured by the applicable Collateral Pool. The amount of the successful bid at any such sale, whether Lender or any other party is the successful bidder, shall be conclusively deemed to be fair market value of the Collateral secured by the applicable Collateral Pool and the difference between such bid amount and the remaining balance of the Obligations secured by the applicable Collateral Pool shall be conclusively deemed to be amount of the Obligations secured by the applicable Collateral Pool guaranteed under this Article 12, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

Section 12.08.      Subordination of Other Obligations.

(a)         Each Borrower and IDOT Guarantor hereby irrevocably and unconditionally agrees that all amounts payable from time to time to such Borrower or IDOT Guarantor by any other Borrower or IDOT Guarantor pursuant to any agreement, whether secured or unsecured, whether of principal, interest or otherwise, other than the amounts referred to in this Article 12 (collectively, the “Subordinated Obligations”), shall be and such rights, claims and indebtedness are, hereby deferred, postponed and fully subordinated in time and right of payment to the prior payment, performance and satisfaction in full of the Obligations; provided, however, that payments may be received by any Borrower or IDOT Guarantor in accordance with, and only in accordance with, the provisions of Section 12.08(b) hereof.

(b)        Until the Obligations under all the Loan Documents have been finally paid in full or fully performed and all the Loan Documents for such Collateral Pool have been terminated, each such Collateral Pool Borrower and IDOT Guarantor irrevocably and unconditionally agrees it will not ask, demand, sue for, take or receive, directly or indirectly, by set-off, redemption, purchase or in any other manner whatsoever, any payment with respect to, or any security or guaranty for, the whole or any part of the Subordinated Obligations, and in issuing documents, instruments or agreements of any kind evidencing the Subordinated Obligations, each such Collateral Pool Borrower and IDOT Guarantor hereby agrees that it will not receive any payment of any kind on account of the Subordinated Obligations, so long as any of the Obligations under all the Loan Documents are outstanding or any of the terms and conditions of any of the Loan Documents are in effect; provided, however, that, notwithstanding anything to the contrary contained herein, if no Potential Event of Default or Event of Default or any other event or condition which would constitute an Event of Default after notice or lapse of time or both has occurred and is continuing under any of the Loan Documents pertaining to such Collateral Pool, then (i) payments may be received by such Borrower or IDOT Guarantor in respect of the Subordinated Obligations in accordance with the stated terms thereof, and (ii) each such Borrower, IDOT Guarantor and Guarantor shall be permitted to make distributions in accordance with the terms of the applicable Organizational Documents. Except as aforesaid, each Borrower and IDOT Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of any other Borrower or IDOT Guarantor in respect of the Subordinated Obligations and hereby assigns such rights or indebtedness to Fannie Mae, which assignment shall be of no further force and effect upon full satisfaction of the Obligations, including the right to file proofs of claim and to vote thereon in connection with any case under any chapter of the Bankruptcy Code, including the right to vote on any plan of reorganization. In the event that any payment on account of Subordinated Obligations shall be received by any Borrower or IDOT Guarantor in violation of the foregoing, such payment shall be held in trust for the benefit of Lender, and any amount so collected shall be turned over to Lender upon demand.

Section 12.09.      Insolvency and Liability of Other Borrower.

So long as any of the Obligations are outstanding with respect to the applicable Collateral Pool, if a petition under any chapter of the Bankruptcy Code is filed by or against any Collateral Pool Borrower or IDOT Guarantor (the “Subject Borrower” for the purposes of Section 12.09, Section 12.10, Section 12.11 and Section 12.12 of this Agreement), each other Collateral Pool Borrower or IDOT Guarantor subject to such Collateral Pool (each, an “Other Borrower” for the purposes of Section 12.09, Section 12.10, Section 12.11 and Section 12.12 of this Agreement) agrees to file all claims against the Subject Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by the Subject Borrower and to assign to Lender all rights thereunder up to the amount of such indebtedness, which assignment shall be of no further force and effect upon full satisfaction of the Obligations. In all such cases, the Person or Persons authorized to pay such claims shall pay to Lender the full amount thereof and Lender agrees to pay such Other Borrower any amounts received in excess of the amount necessary to pay the Obligations of the Loan secured by such Borrower’s or IDOT Guarantor’s Mortgaged Property. Each Other Borrower hereby assigns to Lender all of such Borrower’s or IDOT Guarantor’s rights to all such payments to which such Other Borrower would otherwise be entitled but not to exceed the full amount of the Obligations.  In the event that, notwithstanding the foregoing, any such payment shall be received by any Other Borrower before the Obligations shall have been finally paid in full, such payment shall be held in trust for the benefit of and shall be paid over to Lender upon demand. Furthermore, notwithstanding the foregoing, the liability of each Borrower or IDOT Guarantor hereunder shall in no way be affected by:

(a)           the release or discharge of any Other Borrower in any creditors’, receivership, bankruptcy or other proceedings; or

(b)           the impairment, limitation or modification of the liability of any Other Borrower or the estate of any Other Borrower in bankruptcy resulting from the operation of any present or future provisions of any chapter of the Bankruptcy Code or other statute or from the decision in any court.

Section 12.10.      Preferences, Fraudulent Conveyances, Etc.

If Lender is required to refund, or voluntarily refunds, any payment received from any Borrower or IDOT Guarantor because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds under the bankruptcy laws or for any similar reason, including without limitation any judgment, order or decree of any court or administrative body having jurisdiction over any Borrower or IDOT Guarantor or any of its property, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of, or trustee or similar officer for, any Borrower or IDOT Guarantor or any substantial part of its property, or otherwise, or any statement or compromise of any claim effected by Lender with any Borrower or IDOT Guarantor or any other claimant (a “Rescinded Payment”), then each Other Borrower’s liability to Lender shall continue in full force and effect, or each Other Borrower’s liability to Lender shall be reinstated and renewed, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Lender, notwithstanding the cancellation or termination of any of the Loan Documents, and regardless of whether Lender contested the order requiring the return of such payment. In addition, each Other Borrower shall pay, or reimburse Lender for, all expenses (including all reasonable attorneys’ fees, court costs and related disbursements) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Obligations must be refunded. The provisions of this Section 12.10 shall survive the termination of the Borrower or IDOT Guarantor Loan Documents and any satisfaction and discharge of any Borrower or IDOT Guarantor by virtue of any payment, court order or any federal or state law.

Section 12.11.      Maximum Liability of Each Borrower.

Notwithstanding anything contained in this Agreement or any of the Loan Documents to the contrary, if the obligations of any Borrower or IDOT Guarantor under this Agreement or any of the other Loan Documents or any Security Instruments granted by any Borrower or IDOT Guarantor are determined to exceed the reasonably equivalent value received by such Borrower or IDOT Guarantor in exchange for such obligations or grant of such Security Instruments under any Fraudulent Transfer Law (as hereinafter defined), then such liability of such Borrower or IDOT Guarantor shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations under this Agreement or all the Other Borrower Documents subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Borrower or IDOT Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Borrower or IDOT Guarantor in respect of Indebtedness to any Other Borrower or any other Person that is an Affiliate of the Other Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Borrower or IDOT Guarantor in respect of the

Obligations) and after giving effect (as assets) to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Borrower or IDOT Guarantor pursuant to Applicable Law or pursuant to the terms of any agreement including the Contribution Agreement.

Section 12.12.      Liability Cumulative.

The liability of each Borrower or IDOT Guarantor under this Article 12 is in addition to and shall be cumulative with all liabilities of such Borrower or IDOT Guarantor to Lender under this Agreement and all the other Loan Documents to which such Borrower or IDOT Guarantor is a party or in respect of any Obligations of any Other Borrower.

ARTICLE 13

MISCELLANEOUS PROVISIONS

Section 13.01.      Counterparts.

To facilitate execution, this Agreement may be executed in any number of counterparts.  It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one (1) or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

Section 13.02.      Amendments, Changes and Modifications.

This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by all of the parties hereto.

Section 13.03.      Payment of Costs, Fees and Expenses.

The applicable Collateral Pool Borrower shall pay, on demand, all reasonable third-party out-of-pocket fees, costs, charges or expenses (including the reasonable fees and expenses of attorneys, accountants and other experts) incurred by Lender in connection with:

(a)           Any amendment, consent, review or waiver to or requested under this Agreement or any of the Loan Documents (whether or not any such amendments, consents or waivers are entered into) for such Collateral Pool.

(b)           Defending or participating in any litigation arising from actions by third parties and brought against or involving Lender with respect to (i) any Mortgaged Property in such Collateral Pool, (ii) any event, act, condition or circumstance in connection with any Mortgaged Property in such Collateral Pool, or (iii) the relationship between Lender and such Borrower and Guarantor in connection with this Agreement or any of the transactions contemplated by this Agreement.

(c)           The administration or enforcement of, or preservation of rights or remedies under, this Agreement or any other Loan Documents or in connection with the foreclosure upon, sale of or other disposition of any Collateral granted pursuant to the Loan Documents.

The applicable Collateral Pool Borrower shall also pay, on demand, any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution, delivery, filing, recordation, performance or enforcement of any of the Loan Documents or the Loans. However, such Borrower will not be obligated to pay any franchise, excise, estate, inheritance, income, excess profits or similar tax on Lender. Any attorneys’ fees and expenses payable by such Borrower pursuant to this Section 13.03 shall be recoverable separately from and in addition to any other amount included in such judgment, and such obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment. Any amounts payable by Borrower pursuant to this Section 13.03, with interest thereon if not paid when due, shall become additional Indebtedness of such Borrower secured by the Loan Documents evidencing the Loan secured by Borrower’s or IDOT Guarantor’s Mortgaged Property. Such amounts shall bear interest from the date such amounts are due until paid in full at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Loan unless collection from such Borrower of interest at such rate would be contrary to Applicable Law, in which event such amounts shall bear interest at the highest rate which may be collected from such Borrower under Applicable Law. The provisions of this Section 13.03 are cumulative with, and do not exclude the application and benefit to Lender of, any provision of any other Loan Document relating to any of the matters covered by this Section 13.03.

Section 13.04.      Payment Procedure.

All payments to be made to Lender pursuant to this Agreement or any of the Loan Documents shall be made in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated by Lender before 1:00 p.m. (Eastern Standard Time or Eastern Daylight Time, as applicable) on the date when due.

Section 13.05.      Payments on Business Days.

In any case in which the date of payment to Lender or the expiration of any time period hereunder occurs on a day which is not a Business Day, then, unless expressly otherwise provided, such payment or expiration of such time period need not occur on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the day of maturity or expiration of such period, except that interest shall continue to accrue for the period after such date to the next Business Day.

Section 13.06.      Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial.

NOTWITHSTANDING ANYTHING IN THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS TO THE CONTRARY, EACH OF THE TERMS AND PROVISIONS, AND RIGHTS AND OBLIGATIONS OF BORROWER OR IDOT GUARANTOR UNDER THIS AGREEMENT AND THE NOTES,

GUARANTOR UNDER THE GUARANTY, AND BORROWER, IDOT GUARANTOR AND GUARANTOR UNDER THE OTHER LOAN DOCUMENTS, SHALL BE GOVERNED BY, INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE DISTRICT OF COLUMBIA (EXCLUDING THE LAW APPLICABLE TO CONFLICTS OR CHOICE OF LAW) EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO (i)  THE CREATION, PERFECTION AND FORECLOSURE OF LIENS AND SECURITY INTERESTS, AND ENFORCEMENT OF THE RIGHTS AND REMEDIES, AGAINST THE MORTGAGED PROPERTIES, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED, (ii)  THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF SECURITY INTERESTS ON PERSONAL PROPERTY (OTHER THAN DEPOSIT ACCOUNTS), WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION DETERMINED BY THE CHOICE OF LAW PROVISIONS OF THE UNIFORM COMMERCIAL CODE IN EFFECT FOR THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED AND (iii) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF DEPOSIT ACCOUNTS, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE DEPOSIT ACCOUNT IS LOCATED. BORROWER, IDOT GUARANTOR AND GUARANTOR AGREE THAT ANY CONTROVERSY ARISING UNDER OR IN RELATION TO THE NOTES, THE SECURITY DOCUMENTS (OTHER THAN THE SECURITY INSTRUMENTS) OR ANY OTHER LOAN DOCUMENT SHALL BE, EXCEPT AS OTHERWISE PROVIDED HEREIN, LITIGATED IN DISTRICT OF COLUMBIA. THE LOCAL AND FEDERAL COURTS AND AUTHORITIES WITH JURISDICTION IN DISTRICT OF COLUMBIA SHALL, EXCEPT AS OTHERWISE PROVIDED HEREIN, HAVE JURISDICTION OVER ALL CONTROVERSIES WHICH MAY ARISE UNDER OR IN RELATION TO THE LOAN DOCUMENTS, INCLUDING THOSE CONTROVERSIES RELATING TO THE EXECUTION, JURISDICTION, BREACH, ENFORCEMENT OR COMPLIANCE WITH THE NOTES, THE SECURITY DOCUMENTS (OTHER THAN THE SECURITY INSTRUMENTS) OR ANY OTHER ISSUE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. BORROWER, IDOT GUARANTOR AND GUARANTOR IRREVOCABLY CONSENT TO SERVICE, JURISDICTION, AND VENUE OF SUCH COURTS FOR ANY LITIGATION ARISING FROM THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, AND WAIVES ANY OTHER VENUE TO WHICH IT MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE.  NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST BORROWER, IDOT GUARANTOR AND GUARANTOR AND AGAINST THE COLLATERAL IN ANY OTHER JURISDICTION IN WHICH ANY MORTGAGED PROPERTY IS LOCATED. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER PERMITTED JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF DISTRICT OF COLUMBIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF BORROWER, IDOT GUARANTOR AND GUARANTOR AND LENDER AS PROVIDED HEREIN OR THE SUBMISSION HEREIN BY BORROWER,

IDOT GUARANTOR AND GUARANTOR TO PERSONAL JURISDICTION WITHIN THE DISTRICT OF COLUMBIA. BORROWER, IDOT GUARANTOR, GUARANTOR AND LENDER (I) COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER ANY OF THE LOAN DOCUMENTS TRIABLE BY A JURY AND (II) WAIVE ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. FURTHER, BORROWER, IDOT GUARANTOR AND GUARANTOR HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING, BUT NOT LIMITED TO, LENDER’S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO BORROWER, IDOT GUARANTOR OR GUARANTOR THAT LENDER WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION. THE FOREGOING PROVISIONS WERE KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREED TO BY BORROWER, IDOT GUARANTOR AND GUARANTOR UPON CONSULTATION WITH INDEPENDENT LEGAL COUNSEL SELECTED BY BORROWER’S, IDOT GUARANTOR’S AND GUARANTOR’S FREE WILL.

Section 13.07.      Severability.

In the event any provision of this Agreement or in any other Loan Document shall be held invalid, illegal or unenforceable in any jurisdiction, such provision will be severable from the remainder hereof as to such jurisdiction and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired in any jurisdiction.

Section 13.08.      Notices.

(a)           Manner of Giving Notice. Each notice, direction, certificate or other communication hereunder (in this Section 13.08 referred to collectively as “notices” and singly as a “notice”) which any party is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if:

(i)            personally delivered with proof of delivery thereof (any notice so delivered shall be deemed to have been received at the time so delivered);

(ii)           sent by Federal Express (or other similar reputable overnight courier) designating morning delivery (any notice so delivered shall be deemed to have been received on the Business Day it is delivered by the courier);

(iii)          sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted, and the telephone number of the recipient’s telecopier or facsimile machine (to be confirmed with a copy thereof sent in accordance with paragraphs (i) or (ii) above within two (2) Business Days) (any notice so delivered shall be deemed to have been received (A) on the date of transmission, if so transmitted before 5:00 p.m. (local time of the recipient) on a Business Day, or (B) on the next Business Day, if so transmitted on or after 5:00 p.m. (local time of the recipient) on a Business Day or if transmitted on a day other than a Business Day);

addressed to the parties as follows:

As to each Borrower	Archstone-Smith Operating Trust
and IDOT Guarantor:	9200 E. Panorama Circle
Suite 400
Englewood, Colorado 80112
	Attention:	General Counsel
	Telecopy:	(303) 708-6954
	Email:	treif@archstonesmith.com

with a copy to:	Tishman Speyer
45 Rockefeller Plaza
New York, New York 10111
	Attention:	General Counsel
	Telecopy:	(212) 895-0353
	Email:	mbenner@tishmanspeyer.com

And to:	Schulte Roth & Zabel
919 Third Avenue
New York, New York 10022
	Attention:	Andrew J. Dady, Esq.
	Telecopy:	(212) 593-5955
	Email:	Andrew.dady@srz.com

And to:	Tishman Speyer
45 Rockefeller Plaza
New York, New York 10111
	Attention:	Chief Financial Officer
	Telecopy:	(212) 895-0314
	Email:	jrosenth@tishmanspeyer.com

As to Lender:	Lehman Brothers Holdings Inc.
399 Park Avenue
New York, New York 10022
	Attention:	Robert Ashmun
	Telecopy:	(646) 758-4376
	Email:	rashmun@lehman.com

And to:	Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
	Attention:	W. Michael Bond, Esq.
	Telecopy:	(212) 310-8007
	Email:	Michael.bond@weil.com

provided that after
the Initial Closing

Date, to:	Wachovia Multifamily Capital, Inc.
375 Park Avenue
Mail Code NY 4060
New York, New York 10152
	Attention:	David S. Kaplan
	Telecopy:	(212) 214-8461

As to Fannie Mae:	Fannie Mae
3900 Wisconsin Avenue, N.W.
Washington, D.C. 20016-2899
	Attention:	Vice President for
Multifamily Asset Management
	Telecopy No.:	(301) 280-2064

with a copy to:	Venable LLP
575 7th Street, N.W.
Washington, D.C. 20004
	Attention:	Stephanie L. DeLong, Esq.
	Telecopy No.:	(202) 344-8300

(b)           Change of Notice Address. Any party may, by notice given pursuant to this Section 13.08, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, but notice of a change of address shall only be effective upon receipt. Each party agrees that it shall not refuse or reject delivery of any notice given hereunder, that it shall acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service, the courier service or facsimile.

Section 13.09.      Further Assurances and Corrective Instruments.

(a)           Further Assurances. To the extent permitted by law, the parties hereto agree that they shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as Lender, Borrower or IDOT Guarantor may reasonably request and as may be required in the opinion of Lender or its counsel to effectuate the intention of or facilitate the performance of this Agreement or any Loan Document.

(b)           Further Documentation. Without limiting the generality of subsection (a), in the event any further documentation or information is required by Lender to correct patent mistakes in the Loan Documents, materials relating to the Title Insurance Policies or the funding of the Loans, Borrower and IDOT Guarantor shall provide, or cause to be provided to Lender, at its cost and expense, such documentation or information. Borrower and IDOT Guarantor shall execute and deliver to Lender such documentation, including any amendments, corrections, deletions or additions to the Notes, the Security Instruments or the other Loan Documents as is reasonably required by Lender.

Section 13.10.      Term of this Agreement.

This Agreement shall continue in effect until the Facility Termination Date.

Section 13.11.      Assignments; Third-Party Rights.

No Borrower shall assign this Agreement, or delegate any of its obligations hereunder, without the prior written consent of Lender. Lender may assign its rights and obligations under this Agreement separately or together, without Borrower’s consent, only to Fannie Mae or other entity if such assignment is made with the intent that such entity will further assign such rights and obligations to Fannie Mae, but may not delegate its obligations under this Agreement unless it first receives Fannie Mae’s written approval. Upon assignment to Fannie Mae, Fannie Mae shall be permitted to further assign its rights and obligations under this Agreement.

Section 13.12.      Headings.

Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 13.13.      General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in Appendix I and elsewhere in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (ii)  accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (iii) references herein to “Articles,” “Sections,” “subsections,” “paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, subsections, paragraphs and other subdivisions of this Agreement; (iv) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions; (v) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement; (vi) the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and (vii) the word “including” means “including, but not limited to.”

Section 13.14.      Interpretation.

The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement and the Loan Documents.  Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement and the Loan Documents or any amendment or supplement or exhibit hereto or thereto.

Section 13.15.      Standards for Decisions, Etc.

Unless otherwise provided herein, if Lender’s approval is required for any matter hereunder, such approval may be granted or withheld in Lender’s sole and absolute discretion.  Unless otherwise provided herein, if Lender’s designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

Section 13.16.      Decisions in Writing.

Any approval, designation, determination, selection, action or decision of Lender or Borrower must be in writing to be effective.

Section 13.17.      Approval of Waivers.

Unless otherwise agreed by Lender, any modifications set forth in this Agreement and the other Loan Documents which are modifications to or waivers from the terms and conditions applicable to similar loans made by Lender and sold to Fannie Mae shall remain in effect only for so long as such Borrower controlled by Guarantor, are parties to this Agreement and such Loans are subject to this Agreement.

Section 13.18.      USA Patriot Act.

Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender to identify each Borrower in accordance with such Act.

Section 13.19.      All Asset Filings.

If Lender believes that an “all-asset” collateral description, as contemplated by Section 9-504(2) of the UCC, is appropriate as to any Collateral under any Loan Document, the Lender is irrevocably authorized to use such a collateral description, whether in one or more separate filings or as part of the collateral description in a filing that particularly describes the Collateral.

Section 13.20.      Special Provisions Regarding ASN Kendall Square LLC.

The parties acknowledge that, on or about September 20, 2007, ASN Worthington Place LLC merged with and into ASN Kendall Square LLC, and that ASN Kendall Square LLC is the surviving entity. The parties acknowledge and agree that any reference in any Loan Document to ASN Worthington Place LLC shall be deemed to be a reference to ASN Kendall Square LLC and ASN Kendall Square LLC shall be responsible for all of the obligations of such entity.

Section 13.21.      Special Provisions Regarding Payment of Interest on Imposition Deposits.

Notwithstanding anything in the Loan Documents to the contrary, including but not limited to Section 7(b) of each Security Instrument, Lender shall be required to pay Borrower any interest, earnings or profits on the Imposition Deposits at a rate per annum equal to the prevailing Federal Funds Target Rate less .25% and not the Federal Funds Effective Rate, as otherwise set forth in the Security Instruments. “Federal Funds Target Rate” shall mean, for any day, the rate per annum announced by the Federal Reserve Board as the “Federal Funds Target Rate.”

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BORROWER:

Pool 1

ARCHSTONE BEAR HILL BORROWER:

ASN BEAR HILL LLC, a Delaware limited
liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE CUPERTINO BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH CUPERTINO, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE EMERALD PARK BORROWER:

tishman speyer archstone-smith emerald park, l.l.c., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE HACIENDA BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH HACIENDA, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE MOUNTAIN VIEW BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH MOUNTAIN VIEW, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE QUARRY HILLS BORROWER:

ASN QUARRY HILLS LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE REDWOOD SHORES BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH REDWOOD SHORES, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE WATERTOWN SQUARE BORROWER:

ASN WATERTOWN LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

Pool 2

ARCHSTONE LA JOLLA COLONY BORROWER:

ASN LA JOLLA COLONY LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE LOS FELIZ BORROWER:

ASN LOS FELIZ LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE OLD TOWN PASADENA BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH OLD TOWN PASADENA, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE PLAYA DEL REY BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH PLAYA DEL REY, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE REDMOND LAKEVIEW BORROWER:

ASN REDMOND LAKEVIEW LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE SOUTH MARKET BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH SOUTH MARKET, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE THOUSAND OAKS BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH THOUSAND OAKS, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE WALNUT RIDGE BORROWER:

ASN WALNUT RIDGE LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE KENDALL SQUARE BORROWER:

ASN WORTHINGTON PLACE LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE SAN MATEO BORROWER:

ASN SAN MATEO LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

CARMARGUE BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH
CARMARGUE I, L.L.C., a Delaware limited liability
company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH CARMARGUE II, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH CARMARGUE III, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

Pool 3

2201 WILSON BOULEVARD BORROWER:

SMITH PROPERTY HOLDINGS WILSON L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE DEL MAR STATION BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH DEL MAR STATION, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE SANTA MONICA BORROWER:

ASN SANTA MONICA LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE SANTA MONICA ON MAIN BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH SANTA MONICA ON MAIN, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE WESTSIDE BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH WESTSIDE, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

BALLSTON PLACE BORROWER:

SMITH PROPERTY HOLDINGS BALLSTON PLACE L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

GALLERY AT ROSSLYN BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH GALLERY AT ROSSLYN, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

PARC VISTA BORROWER:

SMITH PROPERTY HOLDINGS PARC VISTA L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

WATER PARK TOWERS BORROWER:

SMITH PROPERTY HOLDINGS WATER PARK TOWERS L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE SANTA CLARA BORROWER:

ASN SANTA CLARA LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE OAK CREEK BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH OAK CREEK I, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH OAK CREEK II, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE HOBOKEN BORROWER:

ASN HOBOKEN I LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ASN HOBOKEN II LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE STUDIO CITY BORROWER:

ASN STUDIO CITY LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH STUDIO CITY III-A, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH STUDIO CITY III-B, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH STUDIO CITY III-C, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

CONNECTICUT HEIGHTS BORROWER:

SMITH PROPERTY HOLDINGS SIX (D.C.) L.P., a Delaware limited partnership

By:	Smith Six, Inc., a Delaware corporation, its
Managing General Partner

	By:	/s/ Gary Kravetz
	Name:	Gary Kravetz
	Title:	Authorized Signatory

PARK CONNECTICUT BORROWER:

SMITH PROPERTY HOLDINGS 4411 CONNECTICUT L.L.C., a Delaware limited liability company

By:	Archstone-Smith Operating Trust, a
Maryland real estate investment trust,
Managing Member

	By:	/s/ Gary Kravetz
	Name:	Gary Kravetz
	Title:	Authorized Signatory

Pool 4

CAMBRIDGE PARK PLACE BORROWER:

ASN CAMBRIDGE PARK LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE RESTON LANDING BORROWER:

SMITH PROPERTY HOLDINGS RESTON LANDING L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARLINGTON COURTHOUSE PLACE BORROWER:

COURTHOUSE HILL LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE JEFFERSON SIMI VALLEY BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH SIMI VALLEY, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE TYSONS CORNER BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH TYSONS CORNER, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE CRONIN’S LANDING BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH CRONIN’S LANDING, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARLINGTON COURTHOUSE PLAZA BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH ARLINGTON COURTHOUSE PLAZA, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE MARINA DEL REY BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH MARINA DEL REY-I, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH MARINA DEL REY-II, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ALBAN TOWERS BORROWER:

SMITH PROPERTY HOLDINGS ALBAN TOWERS, L.L.C., a Delaware limited liability company

By:	Archstone-Smith Operating Trust, a
Maryland real estate investment trust,
Managing Member

	By:	/s/ Gary Kravetz
	Name:	Gary Kravetz
	Title:	Authorized Signatory

ALBAN TOWERS, L.L.C., a District of Columbia
limited liability company

By:	Smith Property Holdings Alban Towers,
L.L.C., a Delaware limited liability
company, its Sole Member

	By:	Archstone-Smith Operating Trust, a
Maryland real estate investment
trust, Managing Member

		By	/s/ Gary Kravetz
		Name:	Gary Kravetz
		Title:	Authorized Signatory

CALVERT WOODLEY BORROWER:

CLEVELAND HOUSE BORROWER:

2501 PORTER STREET BORROWER:

SMITH PROPERTY HOLDINGS THREE (DC)
L.P., a Delaware limited partnership

By:	Smith Property Holdings Three L.P., a
Delaware limited partnership, its Managing
General Partner

	By:	Smith Three, Inc., a Delaware
corporation, its Managing General
Partner

		By	/s/ Gary Kravetz
		Name:	Gary Kravetz
		Title:	Authorized Signatory

ARCHSTONE COLUMBIA CROSSING
BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH
COLUMBIA CROSSING, L.L.C., a Delaware
limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

Pool 5

ARCHSTONE GLENDALE BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH
GLENDALE, L.L.C., a Delaware limited liability
company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE PASADENA BORROWER:

ASN PASADENA LLC, a Delaware limited
liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE THOUSAND OAKS PLAZA
BORROWER:

ASN THOUSAND OAKS PLAZA LLC, a
Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE WALNUT CREEK BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH
WALNUT CREEK, L.L.C., a Delaware limited
liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE WILLOW GLEN BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH WILLOW GLEN, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE HARBORSIDE BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH HARBORSIDE, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

Pool 6

ARCHSTONE EMERY BAY BORROWER:

ASN EMERYVILLE LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD ARLINGTON BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH OAKWOOD ARLINGTON, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD BELLEVUE BORROWER:

ASN BELLEVUE LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD BOSTON BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH OAKWOOD BOSTON, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD CHICAGO BORROWER:

ASN CHICAGO LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD LONG BEACH MARINA BORROWER:

ASN LONG BEACH LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD MARINA DEL REY BORROWER:

ASN MARINA LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD MOUNTAIN VIEW BORROWER:

ASN MOUNTAIN VIEW LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD PHILADELPHIA BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH OAKWOOD PHILADELPHIA, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD SAN FRANCISCO BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH OAKWOOD SAN FRANCISCO, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD SAN JOSE SOUTH BORROWER:

ASN SAN JOSE LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD SEATTLE BORROWER:

ASN SEATTLE LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD TOLUCA HILLS BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH OAKWOOD TOLUCA HILLS, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

OAKWOOD WOODLAND HILLS BORROWER:

ASN WOODLAND HILLS EAST LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE FAIRCHASE BORROWER:

ASN FAIRCHASE LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH FAIRCHASE II, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

PACIFIC STRANDS (ARCHSTONE VENTURA) BORROWER:

ASN VENTURA LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ASN VENTURA TWO LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ASN VENTURA FOUR LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

Pool 7

ARCHSTONE 2000 COMMONWEALTH BORROWER:

SMITH PROPERTY HOLDINGS 2000 COMMONWEALTH L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

LONG BEACH HARBOR (BELLAMAR)
BORROWER:

ASN LONG BEACH HARBOR LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE MONUMENT PARK BORROWER:

ASN MONUMENT PARK LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE QUINCY BORROWER:

ASN QUINCY LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE WALNUT CREEK STATION BORROWER:

ASN WALNUT CREEK STATION LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

COLONY APARTMENTS (AT WESTON VILLAGE) BORROWER:

ASN VENTURA COLONY LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

CRYSTAL PLAZA BORROWER:

SMITH PROPERTY HOLDINGS CRYSTAL PLAZA L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

LINCOLN TOWER BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH LINCOLN TOWERS, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

THE BUCHANAN BORROWER:

SMITH PROPERTY HOLDINGS BUCHANAN HOUSE L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

CHARTER OAK BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH CHARTER OAK, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE FREMONT CENTER BORROWER:

ASN FREMONT LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

GATEWAY PLACE BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH GATEWAY PLACE, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

CRYSTAL PLACE BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH CRYSTAL PLACE, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

THE CONSULATE BORROWER:

SMITH PROPERTY HOLDINGS CONSULATE, L.L.C., a Delaware limited liability company

By:	Archstone-Smith Operating Trust, a
Maryland real estate investment trust,
Managing Member

	By	/s/ Gary Kravetz
	Name:	Gary Kravetz
	Title:	Authorized Signatory

THE STATESMAN BORROWER:

CORCORAN HOUSE BORROWER:

SMITH PROPERTY HOLDINGS ONE (D.C.) L.P., a Delaware limited partnership

By:	Archstone-Smith Operating Trust, a
Maryland real estate investment trust,
Managing General Partner

	By	/s/ Gary Kravetz
	Name:	Gary Kravetz
	Title:	Authorized Signatory

GALLERY AT VIRGINIA SQUARE BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH GALLERY AT VIRGINIA SQUARE I, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH GALLERY AT VIRGINIA SQUARE II, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH GALLERY AT VIRGINIA SQUARE III, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

Pool 8

APARTMENTS AT SUNSET BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH SUNSET, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE CEDAR RIVER BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH CEDAR RIVER, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE DULLES BORROWER:

ASN DULLES LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE SIERRA DEL ORO BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH SIERRA DEL ORO, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

THE MEADOWS AT RUSSETT BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH MEADOWS AT RUSSETT I, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH MEADOWS AT RUSSETT (Borrower) a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

Pool 9

POINSETTIA RIDGE BORROWER:

ASN ENCINITAS LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE MURRAY HILL BORROWER:

ASN MURRAY HILL LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

CRYSTAL SQUARE BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH CRYSTAL SQUARE, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

THE ALBEMARLE BORROWER:

SMITH PROPERTY HOLDINGS FIVE (D.C.) L.P., a Delaware limited partnership

By:	Archstone-Smith Operating Trust, a
Maryland real estate investment trust,
Managing General Partner

	By:	/s/ Gary Kravetz
	Name:	Gary Kravetz
	Title:	Authorized Signatory

TUNLAW GARDENS BORROWER:

VAN NESS SOUTH BORROWER:

TUNLAW PARK BORROWER:

SMITH PROPERTY HOLDINGS VAN NESS L.P., a Delaware limited partnership

By:	Archstone-Smith Operating Trust, a
Maryland real estate investment trust,
Managing General Partner

	By:	/s/ Gary Kravetz
	Name:	Gary Kravetz
	Title:	Authorized Signatory

KEY WEST BORROWER:

ASN KEY WEST LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

THE WESTMONT BORROWER:

ASN WESTMONT LLC, a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

ARCHSTONE NEWPORT VILLAGE BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH NEWPORT VILLAGE I & II, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

TISHMAN SPEYER ARCHSTONE-SMITH NEWPORT VILLAGE III, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

CRYSTAL TOWER AND LOFTS 590 BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH CRYSTAL TOWERS & LOFTS 590, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

CRYSTAL HOUSES BORROWER:

SMITH PROPERTY HOLDINGS CRYSTAL HOUSES L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

THE BENNINGTON BORROWER:

TISHMAN SPEYER ARCHSTONE-SMITH BENNINGTON, L.L.C., a Delaware limited liability company

By:	/s/ Gary Kravetz
Name:	Gary Kravetz
Title:	Authorized Signatory

IDOT GUARANTOR:

ASN SUNSET, L.L.C. a Delaware limited liability company

By:	/s/ Bradley Turk
Name:	Bradley Turk
Title:	Authorized Signatory

ASN MEADOWS AT RUSSET I, L.L.C. a Delaware limited liability company

By:	/s/ Bradley Turk
Name:	Bradley Turk
Title:	Authorized Signatory

ASN MEADOWS AT RUSSET II, L.L.C. a Delaware limited liability company

By:	/s/ Bradley Turk
Name:	Bradley Turk
Title:	Authorized Signatory

Schedule I

BORROWERS

ASN Bear Hill LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Cupertino, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Emerald Park, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Hacienda, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Mountain View, L.L.C., a Delaware limited liability company

ASN Quarry Hills LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Redwood Shores, L.L.C., a Delaware limited liability company

ASN Watertown LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Playa del Rey, L.L.C., a Delaware limited liability company

ASN La Jolla Colony LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Old Town Pasadena, L.L.C., a Delaware limited liability company

ASN Walnut Ridge LLC, a Delaware limited liability company

ASN Los Feliz LLC, a Delaware limited liability company

ASN San Mateo LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith South Market, L.L.C., a Delaware limited liability company

ASN Kendall Square LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Camargue I, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Camargue II, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Camargue III, L.L.C., a Delaware limited liability company

ASN Redmond Lakeview LLC, a Delaware limited liability company

Smith Property Holdings Wilson L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Del Mar Station, L.L.C., a Delaware limited liability company

ASN Santa Monica LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Santa Monica on Main, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Westside, L.L.C., a Delaware limited liability company

Smith Property Holdings Ballston Place L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Gallery at Rosslyn, L.L.C., a Delaware limited liability company

Smith Property Holdings Parc Vista L.L.C., a Delaware limited liability company

Smith Property Holdings Water Park Towers L.L.C., a Delaware limited liability company

ASN Santa Clara LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Oak Creek-I, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Oak Creek-II, L.L.C., a Delaware limited liability company

ASN Hoboken I LLC, a Delaware limited liability company

ASN Hoboken II LLC, a Delaware limited liability company

ASN Studio City LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Studio City III-A, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Studio City III-B, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Studio City III-C, L.L.C., a Delaware limited liability company

Smith Property Holdings Six (D.C.) L.P., a Delaware limited partnership

Smith Property Holdings 4411 Connecticut L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Marina del Rey-I, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Marina del Rey-II, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Simi Valley, L.L.C., a Delaware limited liability company

Smith Property Holdings Three (D.C.) L.P., a Delaware limited partnership

Smith Property Holdings Alban Towers, L.L.C., a Delaware limited liability company

Alban Towers, L.L.C., a District of Columbia limited liability company

Tishman Speyer Archstone-Smith Cronin’s Landing, L.L.C., a Delaware limited liability company

ASN CambridgePark LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Columbia Crossing, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Tysons Corner, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Arlington Courthouse Plaza, L.L.C., a Delaware limited liability company

Courthouse Hill LLC, a Delaware limited liability company

Smith Property Holdings Reston Landing L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Walnut Creek, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Harborside, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Willow Glen, L.L.C., a Delaware limited liability company

ASN Pasadena LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Glendale, L.L.C., a Delaware limited liability company

ASN Thousand Oaks Plaza LLC, a Delaware limited liability company

ASN San Jose LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Oakwood San Francisco, L.L.C., a Delaware limited liability company

ASN Long Beach LLC, a Delaware limited liability company

ASN Marina LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Oakwood Toluca Hills, L.L.C.

ASN Woodland Hills East LLC, a Delaware limited liability company

ASN Mountain View LLC, a Delaware limited liability company

ASN Emeryville LLC, a Delaware limited liability company

ASN Ventura LLC, a Delaware limited liability company

ASN Ventura Two LLC, a Delaware limited liability company

ASN Ventura Four LLC, a Delaware limited liability company

ASN Chicago LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Oakwood Boston, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Oakwood Philadelphia, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Oakwood Arlington, L.L.C., a Delaware limited liability company

ASN Fairchase LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Fairchase II, L.L.C., a Delaware limited liability company

ASN Bellevue LLC, a Delaware limited liability company

ASN Seattle LLC, a Delaware limited liability company

ASN Walnut Creek Station LLC, a Delaware limited liability company

ASN Fremont LLC, a Delaware limited liability company

ASN Ventura Colony LLC, a Delaware limited liability company

ASN Long Beach Harbor 1031 LLC, a Delaware limited liability company

Smith Property Holdings One (D.C.) L.P., a Delaware limited partnership

Smith Property Holdings Consulate L.L.C., a Delaware limited liability company

ASN Quincy LLC, a Delaware limited liability company

Smith Property Holdings 2000 Commonwealth L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Crystal Place, L.L.C., a Delaware limited liability company

Smith Property Holdings Crystal Plaza L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Gateway Place, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Charter Oak, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Lincoln Towers, L.L.C., a Delaware limited liability company

Smith Property Holdings Buchanan House L.L.C., a Delaware limited liability company

ASN Monument Park LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Gallery at Virginia Square I, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Gallery at Virginia Square II, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Gallery at Virginia Square III, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Sierra del Oro, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Sunset, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Meadows at Russett (Borrower) I, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Meadows at Russett (Borrower) II, L.L.C., a Delaware limited liability company

ASN Dulles LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Cedar River, L.L.C., a Delaware limited liability company

ASN Encinitas LLC, a Delaware limited liability company

Smith Property Holdings Five (D.C.) L.P., a Delaware limited partnership

Smith Property Holdings Van Ness L.P., a Delaware limited partnership

ASN Westmont LLC, a Delaware limited liability company

ASN Murray Hill LLC, a Delaware limited liability company

ASN Key West LLC, a Delaware limited liability company

Smith Property Holdings Crystal Houses LLC, a Delaware limited liability company

Tishman Speyer Archstone-Smith Crystal Square, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Crystal Towers & Lofts 590, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Newport Village I & II, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Newport Village III, L.L.C., a Delaware limited liability company

Tishman Speyer Archstone-Smith Bennington, L.L.C., a Delaware limited liability company

Schedule II

IDOT GUARANTORS

ASN Sunset LLC

ASN Meadows at Russett I LLC

ASN Meadows at Russett II LLC

LENDER:

LEMAN BROTHERS HOLDINGS INC., a Delaware corporation

By:	/s/ Catherine Harnett
Name:	Catherine Harnett
Title:	Authorized Signature

BANK OF AMERICA, N.A., a national banking association

By:	/s/ James L. Levin
Name:	James L. Levin
Title:	Principal

BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation

By:	/s/ LoriAnn Rung
Name:	LoriAnn Rung
Title:	Vice President

APPENDIX I

DEFINITIONS

For all purposes of the Agreement, the following terms shall have the respective meanings set forth below:

“Additional Borrower” means the owner of a Substitute Mortgaged Property, which entity has been approved by Lender and becomes a Borrower under the Agreement and the applicable Loan Documents.

“Additional Due Diligence Fees” means the due diligence fees paid by the applicable Collateral Pool Borrower to Lender with respect to each Substitute Mortgaged Property, as set forth in Section 8.03(a).

“Additional Fixed Loan” means a Fixed Loan made pursuant to Section 2.05.

“Additional Guarantor” shall mean any entity that enters into a confirmation and joinder agreement as provided in the Guaranty and, with regard to any concurrent transfer, such transfer shall not cause a reduction of the direct or indirect interests in the Guarantor held by Lehman Entities and/or Tishman Control Persons below 9.7% in the aggregate.

“Additional IDOT Guarantor” means the owner of a Substitute Mortgaged Property, which entity has been approved by Lender and becomes an IDOT Guarantor under the Agreement and the applicable Loan Documents.

“Adjustable Rate” has the meaning set forth in each Variable Loan Note evidencing a Variable Loan (which rate includes the Variable Loan Fee).

“Affiliate” or “Affiliated” means, when used with reference to a specified Person, (a) any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (b) any Person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (c) any Person that, directly or indirectly, is the beneficial owner of ten percent (10%) or more of any class of equity securities of, or otherwise has a substantial beneficial interest in, the specified Person or of which the specified Person is, directly or indirectly, the owner of ten percent (10%) or more of any class of equity securities or in which the specified Person has a substantial beneficial interest, and (d) for the specified Person, any of the individual’s spouse, issue, parents, siblings and a trust for the benefit of the individual’s spouse or issue, or both. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management (other than property management) and policies of that Person, whether through the ownership of voting securities, ownership interests or by contract or otherwise.

“Aggregate Debt Service Coverage Ratio” means, with respect to any Collateral Pool for any specified date, the ratio (expressed as a percentage) of—

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(a)           the aggregate of the Net Operating Income for the Mortgaged Properties in such Collateral Pool to

(b)           the Debt Service for such Collateral Pool on the specified date.

“Aggregate Loan to Value Ratio” means, with respect to any Collateral Pool for any specified date, the ratio (expressed as a percentage) of—

(a)           the Loans Outstanding secured by the Mortgaged Properties in such Collateral Pool on the specified date,

to

(b)           the aggregate of the Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties in such Collateral Pool.

“Agreement” means the Master Credit Facility Agreement, as it may be amended, supplemented or otherwise modified from time to time, including all Recitals and Exhibits to the Agreement, each of which is hereby incorporated into the Agreement by this reference.

“Allocable Loan Amount” means the portion of the Loans secured by a Collateral Pool allocated to a particular Mortgaged Property by Lender in accordance with the Agreement.

“Alterations” shall have the meaning set forth in Section 6.09.

“Amortization Period” means the period of thirty (30) years.

“Applicable Law” means (a) all applicable provisions of all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all orders, judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, regulations and restrictions of any Governmental Authority affecting the ownership, management, use, operation, maintenance or repair of any Mortgaged Property, including the Americans with Disabilities Act (if applicable), the Fair Housing Amendment Act of 1988 and Hazardous Materials Laws (as defined in the Security Instrument), (c) any building permits or any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded or unrecorded agreement affecting or concerning any Mortgaged Property including planned development permits, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority, (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of any Mortgaged Property, and (e) requirements of the Borrower’s or IDOT Guarantor’s insurance companies or similar organizations, affecting the operation or use of any Mortgaged Property or the consummation of the transactions to be effected by the Agreement or any of the other Loan Documents.

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“Appraisal” means an appraisal of Multifamily Residential Property conforming to the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

“ASOT” means Archstone-Smith Operating Trust, a Maryland real estate investment trust.

“Appraised Value” means the value set forth in an Appraisal.

“Bank Debt” shall mean those credit facilities described in that certain Credit Agreement, dated as of October 5, 2007 among River Trust Acquisition (MD), LLC, a Maryland limited liability company (to be merged with and into Archstone Smith Operating Trust), Tishman Speyer Archstone-Smith Multifamily Guarantor, L.P., a Delaware limited partnership, Tishman Speyer Archstone-Smith Multifamily Parallel Guarantor, L.L.C., a Delaware limited liability company, Tishman Speyer Archstone-Smith Multifamily Principal, L.P., a Delaware limited partnership, Tishman Speyer Archstone-Smith Multifamily Nominee (GP), L.L.C., a Delaware limited liability company, Tishman Speyer Archstone-Smith Multifamily Nominee, L.P., a Delaware limited partnership, Tishman Speyer Archstone-Smith Multifamily Series I, Inc., a Maryland corporation, Tishman Speyer Archstone-Smith Multifamily Series II, L.L.C., a Delaware limited liability company, Tishman Speyer Archstone-Smith Multifamily Series III, L.L.C., a Delaware limited liability company, Tishman Speyer Archstonesmith Multifamily Series IV, L.L.C., a Delaware limited liability company, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement in the aggregate maximum principal amount of $5,430,000,000.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy” as now and hereafter in effect, or any successor statute.

“Borrower” shall have the meaning given to such term in the preamble to this Agreement.

“Borrower Agent” shall have the meaning set forth in Section 12.03(a).

“Borrower Parties” means, with respect to any Collateral Pool, the applicable Collateral Pool Borrower, the applicable IDOT Guarantor, each Guarantor, and the general partner or managing member of each applicable Collateral Pool Borrower and each Guarantor.

“Borrower Party” shall mean any of the Borrower Parties, individually.

“Business Day” means a day on which Fannie Mae is open for business.

“Calendar Quarter” means, with respect to any year, any of the following three month periods: (a) January-February-March; (b) April-May-June; (c) July-August-September; and (d) October-November-December.

“Calendar Year” means the 12-month period from the first day of January to and including the last day of December, and each 12-month period thereafter.

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“Cap Rate” means, for each Mortgaged Property, subject to Section 2.04(c) of the Agreement, a capitalization rate reasonably selected by Lender for use in determining the Valuations, as disclosed to Borrower from time to time.

“Cash Collateral Account” means the cash collateral account established pursuant to the Cash Collateral Agreement.

“Cash Collateral Agreement” means a cash collateral, security and custody agreement by and among Fannie Mae, Borrower and a collateral agent for Fannie Mae.

“Cash Equivalents” means

(a)           securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than twelve (12) months from the date of acquisition.

(b)           certificates of deposit, time deposits, demand deposits, Eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers’ acceptances, having in each case a term of not more than twelve (12) months, issued by any commercial bank having membership in the FDIC, or by any U.S. commercial lender (or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S.) having combined capital and surplus of not less than $100,000,000 whose short-term securities are rated at least A-1 by S&P or P-1 by Moody’s Investors Service, Inc.; and

(c)           commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s Investors Service, Inc. and in either case having a term of not more than twelve (12) months.

“Cash Interest Rate” means, on the date of determination, a rate of interest, per annum, established by Fannie Mae for loans purchased for cash by Fannie Mae of similar characteristics then offered by Fannie Mae.

“Change of Control” means the Transfer of a Controlling Interest.

“Closing Date” means the Initial Closing Date and each date after the Initial Closing Date on which the funding or other transaction requested in a Request is required to take place.

“Collateral” means the Mortgaged Properties and other collateral from time to time or at any time encumbered by the Security Instruments, or any other property securing Borrower’s obligations under the Loan Documents.

“Collateral Event” means a Request for an Extension, Release, Substitution or Additional Fixed Loan, an Event of Default or other event which may invalidate the outstanding Allocable Loan Amounts or other Collateral Pool determinations.

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“Collateral Pool” means individually and collectively, all of the Collateral for a particular Collateral Pool described in Recital B of the Agreement and identified on Exhibit A of the Agreement.

“Collateral Pool Borrower” means individually and collectively, each Borrower that owns Collateral that is a part of such Collateral Pool (each of which may be referred to a “Collateral Pool (APPLICABLE POOL NUMBER) Borrower,” i.e., each Borrower that owns collateral that is part of Collateral Pool 1 may be referred to as a Collateral Pool 1 Borrower).

“Compliance Certificate” means a certificate of Borrower substantially in the form of Exhibit F to the Agreement.

“Confirmation of Guaranty” means a confirmation of the Guaranty executed by Guarantor in connection with any Request after the Initial Closing, substantially in the form of Exhibit E to the Agreement.

“Consent Decree” means that certain Consent Decree entered into and ordered by United States District Judge Andrew M. Davis on June 8, 2005 in connection with the ADA Litigation (as defined in Section 6.19).

“Contribution Agreement” means a Contribution Agreement by and among Borrower and any Additional Borrowers, as the same may be amended, modified or supplemented from time to time.

“Controlling Interest” shall mean, with respect to any entity, the following:

(i)            if such entity is a limited partnership, a Transfer of any general partnership interest that results in (x) one or more Lehman Entities and/or Tishman Speyer Control Persons not having control (as defined in the definition of Affiliate) of such entity or (y) the Guarantors not being owned, directly or indirectly, at least 9.7% by one or more Lehman Entities and/or Tishman Speyer Control Persons, in the aggregate;

(ii)           if such entity is a limited liability company or a limited liability partnership, a Transfer of any managing member interest (or equivalent) that results in (x) one or more Lehman Entities and/or Tishman Speyer Control Persons not having control (as defined in the definition of Affiliate) of such entity or (y) the Guarantors not being owned, directly or indirectly, at least 9.7% by one or more Lehman Entities and/or Tishman Speyer Control Persons in the aggregate;

(iii)          if such entity is a trust, the removal, appointment or substitution of a trustee of such trust other than (A) in the case of a land trust, or (B) if the trustee of such trust after such removal, appointment or substitution is a trustee selected by one or more Lehman Entities and/or Tishman Control Person and such trustee is subject to removal at the sole discretion of one or more Lehman Entities and/or Tishman Control Persons; or

(iv)          a Transfer of any or all of the interest of any entity (other than to an entity directly or indirectly controlled by one or more Lehman Entities and/or Tishman Speyer Control Persons) that (A) has the ability to cause a change in Senior Management, or (B) has the

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ability to cause the sale of all or a significant portion of the Borrower, IDOT Guarantor or any of the Guarantors, or (C) has the ability to cause a material change in any lines of business to be entered into or continued by any Borrower, IDOT Guarantor or any Guarantor.

“Coverage and LTV Tests” mean, for any Collateral Pool for any specified date, each of the following financial tests:

(1)           For any Collateral Pool that secures a Variable Loan, (a) the Aggregate Debt Service Coverage Ratio is not less than, during the first two Loan Years, 1.0:1.0, and thereafter, ..95:1.0; and (b) the Aggregate Loan to Value Ratio does not exceed 65%.

(2)           For any Collateral Pool that secures a Fixed Loan, (a) the Aggregate Debt Service Coverage Ratio is not less than, during the first three Loan Years, .95:1.0; during the fourth and fifth Loan Years, 1:0:1.0; during the sixth and seventh Loan Years, 1.05:1.0, and during the eighth through tenth Loan Years, 1:10:1.0; and (b) the Aggregate Loan to Value Ratio does not exceed 65%.

“Credit Facility” means the agreement by Lender to make Variable Loans and Fixed Loans pursuant to the terms of the Agreement.

“Debt Service Amounts” shall have the meaning set forth in Section 12.01(b).

“Debt Service” means, for any Collateral Pool, —

(a)           For use in determining the additional borrowing capacity for Additional Fixed Loans to be created pursuant to Section 2.05, the sum of the amount of interest and principal amortization, during the twelve (12) month period immediately succeeding the specified date, with respect to the Loans Outstanding on the specified date and Additional Fixed Loans to be obtained from the additional borrowing capacity pursuant to Section 2.05, except that, for these purposes:

(i)            each Fixed Loan Outstanding shall require level monthly payments of principal and interest (at the interest rate for the Fixed Loan set forth in the applicable Fixed Loan Note) in an amount necessary to fully amortize the original principal amount of the Fixed Loan over the Amortization Period, with such amortization to commence on the first day of the twelve (12) month period; and

(ii)           each Fixed Loan to be obtained shall be deemed to require level monthly payments of principal and interest (at an interest rate equal to (A) the base United States Treasury Index Rate for securities having a maturity substantially similar to the maturity of the Fixed Loan plus (B) the anticipated Fannie Mae spread (as determined by Lender) for Loans having similar characteristics as the Fixed Loans to be made under this Agreement plus (C) the Fixed Loan Fee) in an amount necessary to fully amortize the original principal amount of the Fixed Loan over the Amortization Period, with such amortization to commence on the first day of the twelve (12) month period.

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(b)           For use in determining the Aggregate Debt Service Coverage Ratio, for purposes of determining compliance with the Coverage and LTV Tests, for use in determining the Release Price pursuant to Section 3.02(c) of the Agreement (except for Releases of Mortgaged Properties securing Variable Loans during the first two Loan Years, in which case, clause (d) of the definition of Debt Service shall apply), for use in determining compliance with the Substitution provisions in Section 3.03 (except for Releases of Mortgaged Properties securing Variable Loans during the first two Loan Years, in which case, clause (d) of the definition of Debt Service shall apply), for use in determining whether the requirements of Section 1.05(c) have been satisfied, and for other ongoing monitoring purposes pursuant to Section 2.04(b) of the Agreement, as of any specified date, the sum of the amount of interest and principal amortization, during the twelve (12) month period immediately succeeding the specified date, with respect to the Loans Outstanding on the specified date, except that, for these purposes:

(i)            each Variable Loan shall be deemed to require level monthly payments of principal and interest (at an interest rate equal to the Strike Rate (as defined in the relevant Interest Rate Hedge and Hedge Security Agreement) in the applicable Variable Loan Note for such Variable Loan) in an amount necessary to fully amortize the original principal amount of the Variable Loan over the Amortization Period, with such amortization deemed to commence on the first day of the twelve (12) month period; and

(ii)           each Fixed Loan shall require level monthly payments of principal and interest (at the interest rate set forth in the applicable Fixed Loan Note for such Fixed Loan) in an amount necessary to fully amortize the original principal amount of the Fixed Loan over the Amortization Period, with such amortization to commence on the first day of the twelve (12) month period.

(c)           For use in determining the Aggregate Debt Service Coverage Ratio for purposes of determining compliance with the Interest Rate Hedge and Hedge Security Agreement, as of any specified date, the sum of the amount of interest and principal amortization that would be payable during the twelve (12) month period immediately succeeding the specified date, with respect to the amount of the Variable Loan Outstanding, except that, for these purposes, the Variable Loan shall be deemed to require level monthly payments of principal and interest at an interest rate equal to the Adjustable Rate.

(d)           For use in determining the Aggregate Debt Service Coverage Ratio with respect to Collateral Pools securing Variable Loans during the first two Loan Years, the sum of interest that would be payable during the twelve (12) month period immediately succeeding the initial Closing Date with respect to the full amount of the initial Loans, except that for these purposes, the initial Variable Loan shall be deemed to require level monthly payments of interest at an interest rate equal to the Strike Rate (as defined in the relevant Interest Rate Hedge and Hedge Security Agreement).

“Debt Service Coverage Ratio” means, for any Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of —

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(a)           the Net Operating Income utilizing expenses on a trailing twelve (12) month basis and income on a current basis, with such adjustments as Lender may make for similar loans anticipated to be sold to Fannie Mae for the subject Mortgaged Property to

(b)           the Debt Service on the specified date, assuming, for the purpose of calculating the Debt Service for this definition, that Loans Outstanding shall be the Allocable Loan Amount for the subject Mortgaged Property.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

“Event of Default” means any event defined to be an “Event of Default” under Article 9.

“Exculpated Parties” shall have the meaning set forth in Section 12.01(a).

“Extension” shall have the meaning set forth in Section 1.05.

“Facility Termination Date” means, at any time during which Loans are Outstanding, the latest maturity date for any Loan Outstanding.

“Fannie Mae” means the federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. § 1716 et seq.

“Fannie Mae Commitment” shall have the meaning set forth in Section 2.01(b)(iii).

“Fees” means Additional Due Diligence Fee, Origination Fee, Fixed Loan Fee, Initial Due Diligence Fee, Re-Underwriting Fee, Substitution Fee, Variable Loan Fee any and all other fees specified in the Agreement.

“Fixed Loan Fee” means for any Additional Fixed Loan made after the Initial Closing Date, the number of basis points determined at the time of such closing by Lender as the Fixed Loan Fee for such Additional Fixed Loans.

“Fixed Loan” means a fixed-rate loan made by Lender to a Collateral Pool Borrower each of which shall be evidenced by a Fixed Loan Note in the form attached as Exhibit B to the Agreement.

“Fixed Loan Note” means a promissory note, in the form attached as Exhibit B to the Agreement, which will be issued by the applicable Collateral Pool Borrower to Lender, concurrently with the funding of each Fixed Loan together with any Additional Fixed Loans made pursuant to Section 2.05 of the Agreement, to evidence such Collateral Pool Borrower’s obligation to repay the Fixed Loan.

“Fraudulent Transfer Laws” shall have the meaning set forth in Section 12.11.

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“GAAP” means generally accepted accounting principles in the United States in effect from time to time, consistently applied.

“General Conditions” shall have the meaning set forth in Article 4.

“Governmental Approval” means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority.

“Governmental Authority” means any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

“Gross Revenues” means, for any specified period, with respect to any Multifamily Residential Property, all income in respect of such Multifamily Residential Property as reflected on the certified operating statement for such specified period as adjusted to exclude unusual income (e.g. temporary or nonrecurring income), income not allowed by Lender for similar loans anticipated to be sold to Fannie Mae (e.g. interest income, furniture income, etc.), and the value of any unreflected concessions.

“Guarantor” means, individually and collectively, ASOT, Tishman Speyer Archstone- Smith Multifamily Guarantor, L.P., Tishman Speyer Archstone-Smith Multifamily Parallel Guarantor, L.L.C., Tishman Speyer Archstone-Smith Multifamily Parallel Guarantor I, L.L.C., Tishman Speyer Archstone-Smith Multifamily Parallel Guarantor II, L.L.C. and any Additional Guarantor.

“Guaranty” means individually and collectively, each Guaranty to be executed by Guarantor in the form of Exhibit D to the Agreement.

“Hazardous Materials,” with respect to any Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.

“Hazardous Materials Law,” with respect to any Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.

“Hazardous Substance Activity” means, with respect to any Mortgaged Property, any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials from, under, into or on such Mortgaged Property in violation of Hazardous Materials Laws, including the discharge of any Hazardous Materials emanating from such Mortgaged Property in violation of Hazardous Materials Laws through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other receptacles containing any Hazardous Materials from or on such Mortgaged Property in violation of Hazardous Materials Laws, in each case whether sudden or nonsudden, accidental or nonaccidental.

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“Hedge Security Agreement” means, with respect to an Interest Rate Hedge, the Interest Rate Hedge Security, Pledge and Assignment Agreement between the Borrower and the Lender, for the benefit of Lender, in the form attached as EXHIBIT O to this Agreement as such agreement may be amended, modified, supplemented or restated from time to time.

“IDOT Guarantor” shall have the meaning given to such term in the preamble to this Agreement.

“Impositions” and “Imposition Deposits” shall have the meaning set forth in the Security Instrument.

“Indebtedness” means, with respect to any Person, as of any specified date, without duplication, all:

(a)           indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than (i) current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, and (ii) for construction of improvements to property, if such person has a non-contingent contract to purchase such property, or (iii) amounts to be paid by such Person, in performance stages or upon completion, pursuant to a written contract for the making of capital improvements to a Mortgaged Property permitted by this Agreement or the other Loan Documents);

(b)           other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument;

(c)           obligations of such Person under any lease of property, real or personal, the obligations of the lessee in respect of which are required by GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet;

(d)           obligations of such Person in respect of acceptances (as defined in Article 3 of the Uniform Commercial Code of the District of Columbia) issued or created for the account of such Person;

(e)           liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment of such liabilities; and

(f)            as to any Person (“guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of a primary obligation (as defined below) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing, or in effect guaranteeing, any indebtedness, lease, dividend or other obligation (“primary obligations”) of any third person (“primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, to (1) purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (3) purchase property,

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securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (4) otherwise assure or hold harmless the owner of any such primary obligation against loss in respect of the primary obligation, provided, however, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any guaranteeing person shall be deemed to be the lesser of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (ii) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by Owner in good faith. Notwithstanding the foregoing, nothing in this Subsection (f) shall preclude the obligations with respect to any Borrower in connection with the Loans.

“Initial Loans” means individually and collectively, the Loans made on the Initial Closing Date in the aggregate amount of $7,069,325,900, as specifically set forth on Exhibit A.

“Initial Closing Date” means the date of the Agreement.

“Initial Due Diligence Fees” shall have the meaning set forth in 0.

“Initial Mortgaged Properties” means the Multifamily Residential Properties described on Exhibit A to the Agreement and which are made part of a Collateral Pool on the Initial Closing Date.

“Initial Security Instruments” means the Security Instruments covering the Initial Mortgaged Properties.

“Initial Valuation” means, when used with reference to specified Collateral, the Valuation initially performed for the Collateral as of the date on which the Collateral was added to a Collateral Pool. The Initial Valuation for each of the Initial Mortgaged Properties is as set forth in Exhibit A to the Agreement.

“Insurance Policy” means, with respect to a Mortgaged Property, the insurance coverage and insurance certificates evidencing such insurance required to be maintained pursuant to the Security Instrument encumbering the Mortgaged Property.

“Interest Rate Hedge” shall have the meaning set forth in Section 1.06.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. Each reference to the Internal Revenue Code shall be deemed to include (a) any successor internal revenue law and (b) the applicable regulations whether final or temporary.

“Issuer” shall have the meaning set forth in Section 4.08(a).

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“Lease” means any lease, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease or other agreement entered into in connection with such lease, sublease, subsublease or other agreement, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

“Lehman Entities” shall mean, collectively, Lehman Brothers Holdings Inc. and any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with Lehman Brothers Holdings Inc. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management (other than property management) and policies of that Person, whether through the ownership of voting securities, ownership interests or by contract or otherwise.

“Lehman Mezzanine Debt” shall mean debt incurred by the direct owner of Borrower (the “Senior Mezzanine Borrower”) and by the direct owner of Senior Mezzanine Borrower, in each case secured by a pledge of the ownership interest in such entities, to be made by Lehman Brothers Holdings Inc., Bank of America, N.A., and Barclays Capital Real Estate Finance Inc. in the maximum principal amount of $46,719,952 with respect to Collateral Pool 1, $90,032,738 with respect to Collateral Pool 2, $158,348,902 with respect to Collateral Pool 3, $91,246,464 with respect to Collateral Pool 4, $28,182,968 with respect to Collateral Pool 5, $0 with respect to Collateral Pool 6, $97,854,409 with respect to Collateral Pool 7, $19,835,933 with respect to Collateral Pool 8, and $236,637,785 with respect to Collateral Pool 9.

“Lender” shall have the meaning set forth in the first paragraph of the Agreement, and shall also refer to any replacement Lender.

“Letter of Credit” means a letter of credit issued by an LOC Bank satisfactory to Fannie Mae, naming Fannie Mae as beneficiary in form and substance as attached hereto as Exhibit P or as otherwise reasonably and customarily acceptable to Fannie Mae.

“Lien” means any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (including both consensual and non-consensual liens and encumbrances).

“Line of Credit” shall mean that portion of the Bank Debt designated as the “Revolving Credit Commitment” in the Credit Agreement evidencing the Bank Debt in the original principal amount of $750,000,000.

“Line of Credit Availability” shall mean the amount of money that, at the end of any fiscal quarter of the borrower under the Bank Debt of the Line of Credit, is not outstanding and has not been committed for a purpose other than the payment of the Impositions, reserves required under the Loan Documents, the purchase of an Interest Rate Hedge to replace any Interest Rate Hedge pledged to Lender under the Loan Document, the re-tenanting of any

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Mortgaged Property subject to a Master Lease, which Master Lease has been terminated or has expired, or capital expenditures to be made on any Mortgaged Property.

“Line of Credit Triggering Event” means that, at any time, the Line of Credit Availability is less than $65,000,000, provided that, during any period that the aggregate of all Loans Outstanding under this Agreement is less than the amount of Loans Outstanding on the Initial Closing Date, the Line of Credit Availability requirement for a Line of Credit Triggering Event shall be reduced by the percentage by which the principal balance of Loans outstanding has been reduced. By way of example, if the total amount of Loans Outstanding is 10% less than the total amount of Loans Outstanding on the Initial Closing Date, the Line of Credit Triggering Event shall be reduced by 10% to $58,500,000.

“Loan” means a Variable Loan and/or a Fixed Loan.

“Loan Amount” means, for any Loan, the outstanding principal amount of the Loan made to a Collateral Pool Borrower. The amount of the Initial Loan to each Collateral Pool Borrower is shown on Exhibit A to the Agreement.

“Loan Document Taxes” shall have the meaning set forth in Section 6.10.

“Loan Documents” means with respect to any Collateral Pool, the Agreement, the Notes, the Security Documents, all documents executed by a Collateral Pool Borrower, IDOT Guarantor or Guarantor pursuant to the General Conditions set forth in Article 4 of the Agreement and any other documents executed by a Collateral Pool Borrower or Guarantor from time to time in connection with the Agreement or the transactions contemplated by the Agreement.

“Loan Request” means a written request, substantially in the form of Exhibit I to the Agreement, for a Loan made pursuant to this Agreement.

“Loan to Value Ratio” means, for a Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of —

(a)           the Allocable Loan Amount of the subject Mortgaged Property on the specified date,

to

(b)           the Valuation most recently obtained prior to the specified date for the subject Mortgaged Property.

“Loan Year” means the twelve (12) month period from the first day of the first calendar month after the Initial Closing Date to and including the last day before the first anniversary of the Initial Closing Date, and each twelve (12) month period thereafter.

“LOC Bank” means any financial institution issuing the Letter of Credit and meeting the requirements set forth in Section 4.08.

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“Master Lease” means, individually and collectively, any lease of an entire Mortgaged Property to a single tenant, which Master Lease and the tenant thereunder shall be satisfactory to Lender.

“Master Tenant” means the tenant of the Improvements under one or more Master Leases.

“Material Adverse Effect” means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon any of (a) the business, operations, property or condition (financial or otherwise) of Borrower, IDOT Guarantor or Guarantor, (b) the present or future ability of Borrower, IDOT Guarantor or Guarantor to perform the Obligations for which it is liable, (c) the validity, priority, perfection or enforceability of the Agreement or any other Loan Document or the rights or remedies of Lender under any Loan Document, or (d) the value of, or Lender’s ability to have recourse against, any Mortgaged Property.

“Moody’s” means Moody’s Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns, if such successors and assigns shall continue to perform the functions of a securities rating agency.

“Mortgaged Properties” means, collectively, the Substitute Mortgaged Properties and the Initial Mortgaged Properties, but excluding each Release Mortgaged Property from and after the date of its release from a Collateral Pool.

“Multifamily Residential Property” means a residential property, located in the United States, containing five or more dwelling units in which not more than twenty percent (20%) of the net rentable area is or will be rented to non-residential tenants, and conforming to the requirements of Lender for similar loans anticipated to be sold to Fannie Mae.

“Net Operating Income” means, for any specified period, with respect to any Multifamily Residential Property, the aggregate net income during such period equal to Gross Revenues during such period less the aggregate Operating Expenses during such period. If a Mortgaged Property is not owned by a Borrower or IDOT Guarantor or an Affiliate of a Borrower or IDOT Guarantor for the entire specified period, the Net Operating Income for the Mortgaged Property for the time within the specified period during which the Mortgaged Property was owned by a Borrower or IDOT Guarantor or an Affiliate of a Borrower or IDOT Guarantor shall be the Mortgaged Property’s net operating income determined by Lender in accordance with the underwriting procedures set forth by Lender for similar loans anticipated to be sold to Fannie Mae.

“Note” means any Fixed Loan Note and/or Variable Loan Note.

“Obligations” means the aggregate of the obligations of a Collateral Pool Borrower, IDOT Guarantor and Guarantor under the Agreement and the other Loan Documents.

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“One-Month LIBOR Rate” means the British Bankers Association fixing of the London Inter-Bank Offered Rate for 1-month U.S. Dollar-denominated deposits as reported by Telerate through electronic transmission. If the Index is no longer available, or is no longer posted through electronic transmission, Lender will choose a new index that is based upon comparable information and provide notice thereof to Borrower.

“Operating Expenses” means, for any period, with respect to any Multifamily Residential Property, all expenses in respect of the Multifamily Residential Property, as determined by Lender based on the certified operating statement for such specified period as adjusted to provide for the following: (i) all appropriate types of expenses, including a management fee and deposits to the Replacement Reserves (whether funded or not), are included in the total operating expense figure; (ii) upward adjustments to individual line item expenses to reflect market norms or actual costs and correct any unusually low expense items, which could not be replicated by a different owner or manager (e.g., a market rate management fee will be included regardless of whether or not a management fee is charged, market rate payroll will be included regardless of whether shared payroll provides for economies, etc.); and (iii) downward adjustments to individual line item expenses to reflect unique or aberrant costs (e.g., non-recurring capital costs, non-operating borrower expenses, etc.).

“Organizational Certificate” means, collectively, certificates from Borrower, IDOT Guarantor and Guarantor to Lender, in the form of Exhibit G-1 through G-3 to the Agreement, certifying as to certain organizational matters with respect to each Borrower, IDOT Guarantor and Guarantor.

“Organizational Documents” means all certificates, instruments and other documents pursuant to which an organization is organized or operates, including but not limited to, (i) with respect to a corporation, its articles of incorporation and bylaws, (ii) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (iii) with respect to a general partnership or joint venture, its partnership or joint venture agreement and (iv) with respect to a limited liability company, its articles of organization and operating agreement.

“Origination Fee” shall have the meaning set forth in Section 8.02.

“Other Borrower” shall have the meaning set forth in Section 12.09 of the Agreement.

“Other Borrower Secured Obligation” shall have the meaning set forth in Section 12.04.

“Outstanding” means, when used in connection with promissory notes, other debt instruments or Loans, for a specified date, promissory notes or other debt instruments which have been issued, or Loans which have been made, to the extent not repaid in full as of the specified date.

“Ownership Interests” means, with respect to any entity, any ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

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“Permits” means all permits, or similar licenses or approvals issued and/or required by an applicable Governmental Authority or any Applicable Law in connection with the ownership, use, occupancy, leasing, management, operation, repair, maintenance or rehabilitation of any Mortgaged Property or any Borrower’s or IDOT Guarantor’s business.

“Permitted Investments” shall have the meaning set forth on Exhibit N attached to the Agreement.

“Permitted Liens” means, with respect to a Mortgaged Property:

(i)            the exceptions to title to the Mortgaged Property set forth in the Title Insurance Policy for the Mortgaged Property which are approved by Lender;

(ii)           Liens securing Obligations to Lender, including the Lien of the Security Instrument encumbering the Mortgaged Property;

(iii)          Liens for taxes not yet delinquent;

(iv)          Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen’s, mechanics’, warehousemen’s, carriers’, landlords’ and other nonconsensual statutory Liens which (A) are not yet due and payable or (B) are released of record, bonded over or otherwise remedied to Lender’s satisfaction within sixty (60) days of the date of commencement of enforcement of any such Lien or before such earlier date on which Borrower’s or IDOT Guarantor’s interest in the applicable property is subject to forfeiture by enforcement of any such Lien;

(v)           Subject to (1) the provisions of Section 20 of the Security Instrument and (2) Borrower or IDOT Guarantor providing Lender with a copy of each document within sixty (60) days of the later of (x) the execution of such document, and (y) the date such document is recorded: easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title, licenses or lease agreements for laundry, cable television, telephone and other similar Liens which, in the aggregate, do not materially reduce the value of the Mortgaged Property or materially interfere with the operation and use of, or the ordinary conduct of the business on, the Mortgaged Property (provided that any laundry or cable television licenses or leases shall not be a Permitted Lien if it does not comply with Lender’s requirement for similar loans anticipated to be sold to Fannie Mae). Notwithstanding the foregoing, to the extent any of the foregoing items could reasonably be deemed to adversely affect (on an aggregate basis) the value of the Mortgaged Property by more than the lesser of (A) $1,000,000 and (B) ten percent (10%) of the value of the Mortgaged Property, such item shall not be considered a Permitted Lien and shall require Lender’s prior written consent.

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(vi)          any other Liens expressly permitted by the Loan Documents (including any delinquent tax Liens being contested in accordance with the terms of the Security Instrument); and

(vii)         any other Liens approved by Lender.

“Person” means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

“Plan” means a “multiemployer plan” as defined in Section 4001(3) of ERISA and a “single employee plan” as defined in Section 4001(5) of ERISA.

“Pool Termination Date” means, at any time during which the Loans are Outstanding with respect to a particular Collateral Pool, the latest maturity date for any Loan Outstanding, taking into account any Extensions permitted under Section 1.05 and any Additional Fixed Loan made pursuant to Section 2.05.

“Potential Event of Default” means with respect to a particular Collateral Pool any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

“Prohibited Person” means (i) a Person that is the subject of, whether voluntary or involuntary, any case, proceeding or other action against Borrower or IDOT Guarantor under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, or (ii) any Person with whom Lender is prohibited from doing business pursuant to any law, rule, regulation, judicial proceeding or administrative directive, or (iii) any Person identified on the federal “Excluded Parties List System,” the federal “Office of Foreign Assets and Control list, the U.S. Department of Housing and Urban Development’s Limited Denial of Participation, HUD Funding Disqualifications and Voluntary Abstentions List,” or (iv) on the Lender’s “Multifamily Applicant Experience Check,” each of which may be amended from time to time and any successor or replacement thereof, or (v) a Person that is determined by Fannie Mae to have an unacceptable level outstanding debt to Fannie Mae.

“Property” means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

“Property Delivery Deadline” shall have the meaning set forth in Section 3.03(d)(ii).

“Property Manager” means Archstone Property Management LLC, a Delaware limited liability company, and Archstone Property Management (California) Incorporated, a Delaware corporation, Tishman Speyer Properties, L.P. or an Affiliate of Tishman Speyer Properties, L.P. or any other entity hired to operate and manage the Mortgaged Property, whose hiring is subject to the written approval and consent of Lender.

“Rate Change Date” has the meaning set forth in each Variable Loan Note evidencing a Variable Loan.

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“Rate Form” means the completed and executed document from Borrower to Lender pursuant to Section 2.01(b)(ii), substantially in the form of Exhibit H to the Agreement, specifying the terms and conditions of the Note rate to be issued for a requested Additional Fixed Loan.

“Rate Setting Date” shall have the meaning set forth in Section 2.01(b)(ii).

“Release” shall have the meaning set forth in Section 3.01.

“Release Documents” mean instruments releasing the applicable Security Instrument as a Lien on a Mortgaged Property, and UCC-3 Termination Statements terminating the UCC-1 Financing Statements, and such other documents and instruments to evidence the release of such Mortgaged Property from a Collateral Pool.

“Release Fee” means $10,000 for each Release Mortgaged Property.

“Release Mortgaged Property” means the Mortgaged Property to be released pursuant to Article 3.

“Release Price” shall have the meaning set forth in Section 3.02(c).

“Release Request” means a written request, substantially in the form of Exhibit J to the Agreement, to obtain a release of Collateral from a Collateral Pool pursuant to Section 3.02(a).

“Remaining Mortgaged Properties” shall have the meaning set forth in Section 4.04(g).

“Rent Roll” means, with respect to any Multifamily Residential Property, a rent roll prepared and certified by the owner of the Multifamily Residential Property, on Fannie Mae Form 4243 or on another form approved by Lender and containing substantially the same information as Form 4243 requires.

“Replacement Reserve Agreement” means a Replacement Reserve and Security Agreement, reasonably required by Lender, and completed in accordance with requirements of Lender for similar loans anticipated to be sold to Fannie Mae.

“Request” means a Loan Request, a Substitution Request, or a Release Request.

“Rescinded Payment” shall have the meaning set forth in Section 12.10.

“Resident Agreement” means, with respect to any Mortgaged Property that is subject to a Master Lease, a written agreement for occupancy of a portion of a Mortgaged Property by an individual resident.

“Re-Underwriting Fee” shall have the meaning set forth in Section 8.01.

“S&P” shall mean Standard & Poor’s Credit Markets Services, a division of The McGraw-Hill Companies, Inc., a New York corporation, and its successors and assigns, if such successors and assigns shall continue to perform the functions of a securities rating agency.

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“Security” means a “security” as set forth in Section 2(1) of the Securities Act of 1933, as amended.

“Security Documents” means the Security Instruments, the Replacement Reserve Agreements in connection with Master Leases, and any other documents executed by the applicable Collateral Pool Borrower or IDOT Guarantor from time to time to secure any of such Collateral Pool Borrower’s obligations under the Loan Documents.

“Security Instrument” means, for each Mortgaged Property, a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by a Borrower or IDOT Guarantor to or for the benefit of Lender to secure the obligations of Collateral Pool Borrower under the Loan Documents. With respect to each Mortgaged Property owned by a Borrower or IDOT Guarantor, the Security Instrument shall be substantially in the form published by Fannie Mae from time to time for use in the state in which the Mortgaged Property is located. The amount secured by the Security Instrument shall be equal to the aggregate amount of Loans Outstanding for the applicable Collateral Pool in effect from time to time; provided, however, that Security Instruments recorded against a Mortgaged Property or where there is a material mortgage, recording or intangible tax applicable to the recordation of the Security Instrument, the amount secured by such Security Instrument shall be limited to a maximum secured principal amount equal to the product obtained by multiplying (i) the Valuation of such Mortgaged Property on the date is it added to the applicable Collateral Pool by (ii) one hundred fifteen percent (115%).

“Senior Management” means (a) the Chief Executive Officer, Co-Chairman of the Board, President, Chief Financial Officer and Chief Operating Officer of ASOT, and (b) any other individuals with responsibility for any of the functions typically performed in a corporation by the officers described in clause (a).

“Single-Purpose” means, with respect to a Person which is any form of partnership or corporation or limited liability company, that such Person at all times since its formation:

(i)            has been a duly formed and existing partnership, corporation or limited liability company, as the case may be;

(ii)           has been duly qualified in each jurisdiction in which such qualification was at such time necessary for the conduct of its business;

(iii)          has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects;

(iv)          has observed all customary formalities regarding its partnership or corporate existence, as the case may be;

(v)           has accurately maintained its financial statements, accounting records and other partnership or corporate documents separate from those of any other Person;

(vi)          has not commingled its assets or funds with those of any other Person;

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(vii)         has identified itself in all dealings with creditors (other than trade creditors in the ordinary course of business and creditors for the construction of improvements to property on which such Person has a non-contingent contract to purchase such property) under its own name and as a separate and distinct entity;

(viii)        has been adequately capitalized in light of its contemplated business operations;

(ix)           has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with a Collateral Pool or the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person;

(x)            has not acquired obligations or securities of any other Person;

(xi)           in relation to a Borrower or IDOT Guarantor, except for loans made in the ordinary course of business to Affiliates, has not made loans or advances to any other Person;

(xii)          has not entered into and was not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm’s-length transaction with an unrelated third-party;

(xiii)         has paid the salaries of its own employees, if any;

(xiv)        has allocated fairly and reasonably any overhead for shared office space;

(xv)         has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code to the extent it is subject to ERISA;

(xvi)        has complied with the requirements of Section 33 of the Security Instrument;

(xvii)       provides in its Organizational Documents that for so long as the Loan is outstanding pursuant to the Loan Documents, it shall not file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors without the affirmative vote of an Independent Director and of all other general partners/managing member/directors. For purposes of this paragraph (xvii), Independent Director shall mean an independent manager or director that is not and has not been for at least five (5) years: (a) a stockholder, director, officer, employee, partner, member, attorney or counsel of such Person or of such principal or any Affiliate of either of them; (b) a customer, supplier or other Person who derives its purchases or revenues (other than any fee paid to such director as compensation for such director to serve as an Independent Director) from its activities with such Person, such principal or any Affiliate of either of them (a “Business Party”); (c) a Person controlling or under common control with any such stockholder, partner,

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member, director, officer, attorney, or counsel; (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, member, attorney, or counsel; provided, however, that a Person shall not be deemed to be a director of any Affiliate solely by reason of such Person being a director of an affiliated single-purpose entity (other than Senior Mezzanine Borrower or Junior Mezzanine Borrower. Notwithstanding the foregoing, no Independent Director shall also serve as (1) an Independent Director (as such term is defined in the Senior Mezzanine Loan Agreement) for Senior Mezzanine Borrower or Principal (as such term is defined in the Senior Mezzanine Loan Agreement) of Senior Mezzanine Borrower or (2) an Independent Director (as such term is defined in the Junior Mezzanine Loan Agreement) for Junior Mezzanine Borrower or Principal (as such term is defined in the Junior Mezzanine Loan Agreement) of Junior Mezzanine Borrower; and

(xviii)      has paid its expenses and liabilities out of its own funds, including through the use of capital contributions.

“Subject Borrower” shall have the meaning set forth in Section 12.09.

“Subordinated Obligations” shall have the meaning set forth in Section 12.08.

“Substitute Cash Collateral” shall have the meaning set forth in Section 3.03(d)(ii).

“Substitute Mortgaged Property” means each Multifamily Residential Property owned by any Borrower, IDOT Guarantor, Additional Borrower or Additional IDOT Guarantor (either in fee simple or as tenant under a ground lease meeting all of Lender’s requirements for similar loans anticipated to be sold to Fannie Mae) and added to a Collateral Pool after the Initial Closing Date in connection with a substitution of Collateral as permitted by Section 3.03.

“Substitution” shall have the meaning set forth in Section 3.03.

“Substitution Deposit” shall have the meaning set forth in Section 3.03(e).

“Substitution Fee” means with respect to any Substitution effected in accordance with Section 3.03, a fee in the amount of $10,000 for each substitute property added to a Collateral Pool.

“Substitution Loan Documents” means the Security Instrument covering a Substitute Mortgaged Property and any other documents, instruments or certificates reasonably required by Lender in form and substance satisfactory to Lender and Borrower or IDOT Guarantor in connection with the addition of the Substitute Mortgaged Property to a Collateral Pool pursuant to Article 3. When possible, such Substitution Loan Documents shall be based substantially on the documents executed on the Initial Closing Date, with changes (i) required to comply with the laws of the state where the Substitute Mortgaged Property is located and (ii) as may be required by Lender due to the character and quality of the Substitute Mortgaged Property based on Lender’s Underwriting Requirements.

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“Substitution Request” means a written request substantially in the form of Exhibit J to the Agreement for a Substitution made pursuant to Section 3.03.

“Surveys” means the as-built surveys of the Mortgaged Properties prepared in accordance with Lender’s requirements for similar loans that are anticipated to be sold to Fannie Mae.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Mortgaged Properties.

“Term of this Agreement” shall be determined as provided in Section 13.10.

“Three-Month LIBOR” means the British Bankers Association fixing of the London Inter-Bank Offered Rate for 3-month U.S. Dollar-denominated deposits as reported by Telerate through electronic transmission. If the Index is no longer available, or is no longer posted through electronic transmission, Lender will choose a new index that is based upon comparable information and provide notice thereof to Borrower.

“Tishman-Lehman Bankruptcy Person” shall mean a Tishman Speyer Control Person or a Lehman Entity that owns a direct or indirect interest in any Borrow Party whose bankruptcy, insolvency, reorganization, debt adjustment, or winding up or composition or adjustment of debts, together with the bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition of adjustment of debts of any other (whether one or more) Tishman Speyer Control Person or Lehman Entity owning a direct or indirect interest in any Borrower Party could, in the reasonable judgment of Lender, have an adverse effect on any Borrower Party or other Tishman Speyer Control Person or Lehman Entity’s ability to fulfill its obligations under the Loan Documents, or any such person’s bankruptcy case is substantially consolidated with the bankruptcy case of any other Borrower Party or Tishman Speyer Control Person or Lehman Entity

“Tishman Speyer Control Persons” shall mean, as of any applicable determination date, (i) any of Robert V. Tishman and/or Jerry I. Speyer and/or Robert J. Speyer, their spouses, descendants, heirs, legatees or devisees; (ii) the Managing Directors of the general partner of either Tishman Speyer Archstone-Smith Multifamily Guarantor, L.P. or Tishman Speyer Archstone-Smith Multifamily Parallel Guarantor, L.L.C. on such determination date who were either serving as such on the date hereof or have been employed by the general partner of Tishman Speyer Archstone-Smith Multifamily Guarantor, L.P. or Tishman Speyer Archstone- Smith Multifamily Parallel Guarantor, L.L.C. for at least five (5) years prior to such determination date; (iii) the Managing Directors of TSP on such determination date who were either servicing as such on the date hereof or have been employed by TSP for at least five (5) years prior to such determination date; or (iv) any Person directly or indirectly controlled (as defined in the definition of Affiliate) by one or more of the persons described in clauses (i) through (iii) above.

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“Title Company” means First American Title Insurance Company or such other company(ies) approved by Lender, provided that the Title Company shall be the same for each Mortgaged Property in the same Collateral Pool.

“Title Insurance Policies” means the mortgagee’s policies of title insurance issued by the Title Company from time to time relating to each of the Security Instruments, conforming to Lender’s requirements for similar loans anticipated to be sold to Fannie Mae, together with such endorsements, coinsurance, reinsurance and direct access agreements with respect to such policies as Lender may, from time to time, consider necessary or appropriate, including variable credit endorsements, if available, and tie-in endorsements, if available, and with an aggregate limit of liability under the policy (subject to the limitations contained in sections of the Stipulations and Conditions of the policy relating to a Determination and Extent of Liability) equal to the aggregate amount of Loans Outstanding for the applicable Collateral Pool.

“Transfer” means

(1)           as used with respect to Ownership Interests in Borrower, IDOT Guarantor or Guarantor means (i) a sale, assignment, pledge, transfer or other disposition of any Ownership Interest in Borrower or IDOT Guarantor or in any entity that has a direct or indirect Ownership Interest in Borrower or IDOT Guarantor, or (ii) the issuance or other creation of new Ownership Interests in Borrower, IDOT Guarantor or Guarantor or in any entity that has a direct or indirect Ownership Interest in Borrower, IDOT Guarantor or Guarantor that is not in compliance with the laws of the United States, or (iii) a merger or consolidation of Borrower or IDOT Guarantor or of any entity that has a direct or indirect Ownership Interest in Borrower or IDOT Guarantor, as the case may be, into another entity or of another entity into Borrower or IDOT Guarantor or into any entity that has a direct or indirect Ownership Interest in Borrower or IDOT Guarantor, as the case may be, or (iv) the reconstitution of Borrower or IDOT Guarantor or of any entity that has a direct or indirect Ownership Interest in Borrower or IDOT Guarantor from one type of entity to another type of entity, or (v) the amendment, modification or any other change in the governing instrument or instruments of a Person which has the effect of changing the relative powers, rights, privileges, voting rights or economic interests of the Ownership Interests in such Person.

(2)           as used with respect to Ownership Interests in a Mortgaged Property means a sale, assignment, lease, pledge, transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien (other than a Permitted Lien), encumbrance or security interest in, any estate, rights, title or interest in a Mortgaged Property, or any portion thereof. Transfer does not include a conveyance of a Mortgaged Property at a judicial or non-judicial foreclosure sale under any security instrument or the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code.

“TSP” shall mean Tishman Speyer Properties, L.P., a New York limited partnership.

“Underwriting Requirements” means Lender’s overall underwriting requirements for Multifamily Residential Properties in connection with loans anticipated to be sold to Fannie Mae as such requirements may be amended, modified, updated, superseded, supplemented or replaced from time to time.

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“Valuation” means, for any specified date, with respect to a Multifamily Residential Property, (a) if an Appraisal of the Multifamily Residential Property was more recently obtained than a Cap Rate for the Multifamily Residential Property, the Appraised Value of such Multifamily Residential Property, or (b) if a Cap Rate for the Multifamily Residential Property was more recently obtained than an Appraisal of the Multifamily Residential Property, the value derived by dividing—

(i)            the Net Operating Income of such Multifamily Residential Property, by

(ii)           the most recent Cap Rate determined by Lender or determined pursuant to Section 2.04 or Section 2.05.

Notwithstanding the foregoing, any Valuation for a Multifamily Residential Property calculated for a date occurring before the date twelve (12) months after the date on which the Multifamily Residential Property becomes a part of a Collateral Pool shall equal the Appraised Value of such Multifamily Residential Property, unless Lender determines that changed market or property conditions warrant that the value be determined as set forth in the preceding sentence.

“Variable Loan” means a variable-rate loan made by Lender to Borrower under this Agreement that is anticipated to be sold to Fannie Mae under the Fannie Mae Structured Adjustable Rate Mortgage program.

“Variable Loan Fee” means one hundred twenty six and one-half (126.5) basis points per annum (1.265%) for a Variable Loan.

“Variable Loan Note” means the promissory note, in the form attached as Exhibit C to the Agreement, which will be issued by the applicable Collateral Pool Borrower to Lender on the Initial Closing Date to evidence such Borrower’s obligation to repay Variable Loans.

“Waiving Borrower” shall have the meaning set forth in Section 12.04.

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EXHIBIT A TO MASTER CREDIT FACILITY AGREEMENT

SCHEDULE OF COLLATERAL POOL BORROWERS, INITIAL MORTGAGED PROPERTIES, COLLATERAL
POOLS, INITIAL LOANS AND INITIAL VALUATIONS

Property				Initial
Number	Borrower Name	Mortgaged Property	Property Address	Valuation
COLLATERAL POOL 1: $493,329,410 Initial Loan to such Collateral Pool
MA012/2	ASN Bear Hill LLC	Archstone Bear Hill	1449 Main Street	$126,280,000
			Waltham, MA
MA060/6	ASN Quarry Hills LLC	Archstone Quarry Hills	333 Ricciuti Drive	$122,210,000
			Quincy, MA
MA031/9	ASN Watertown LLC	Archstone Watertown Square	20 Watertown Street	$52,020,000
			Watertown, MA
CA184/81	Tishman Speyer Archstone-Smith	Archstone Cupertino	5608 Stevens Creek Blvd.	$113,910,000
	Cupertino, L.L.C.		Cupertino, CA
CA035/82	Tishman Speyer Archstone-Smith	Archstone Emerald Park	5095 Haven Place	$95,000,000
	Emerald Park, L.L.C.		Dublin, CA
CA036/85	Tishman Speyer Archstone-Smith	Archstone Hacienda	5650 Owens Drive	$155,000,000
	Hacienda, L.L.C.		Pleasanton, CA
CA098/87	Tishman Speyer Archstone-Smith	Archstone Mountain View	870 E. El Camino Real	$46,620,000
	Mountain View, L.L.C.		Mountain View, CA
CA015/88	Tishman Speyer Archstone-Smith	Archstone Redwood Shores	850 Davit Lane	$86,000,000
	Redwood Shores, L.L.C.		Redwood City, CA
COLLATERAL POOL 2: $707,648,573 Initial Loan to such Collateral Pool
MA056/5	ASN Kendall Square LLC,	Archstone Kendall Square	195 Binney Street	$78,450,000
	successor-by-merger to ASN		Cambridge, MA
	Worthington Place LLC
CA166/33	ASN Los Feliz LLC	Archstone Los Feliz	3100 Riverside Drive	$75,000,000
			Los Angeles, CA
CA162/36	Tishman Speyer Archstone-Smith	Archstone Old Town Pasadena	350 Del Mar Boulevard	$29,400,000
	Old Town Pasadena, L.L.C.		Pasadena, CA
CA089/38	Tishman Speyer Archstone-Smith	Archstone Playa Del Ray	8700 Pershing Drive	$167,600,000
	Playa Del Rey, L.L.C.		Playa Del Rey, CA
CA163/43	Tishman Speyer Archstone-Smith	Archstone Thousand Oaks	351 Hodencamp Road	$55,200,000
	Thousand Oaks, L.L.C.		Thousand Oaks, CA
NY032/65	Tishman Speyer Archstone-Smith	Carmargue	303 E 83rd	$212,700,000
	Carmargue I, L.L.C.; Tishman		New York, NY
	Speyer Archstone-Smith
	Carmargue II, L.L.C.; Tishman
	Speyer Archstone-Smith
	Carmargue III, L.L.C.
CA161/71	ASN La Jolla Colony LLC	Archstone La Jolla Colony	7205 Charmant Drive	$49,020,000
			San Diego, CA
CA189/92	ASN San Mateo LLC	Archstone San Mateo	1101 Park Place	$242,000,000
			San Mateo, CA
CA190/95	Tishman Speyer Archstone-Smith	Archstone South Market	One Saint Francis Place	$197,100,000
	South Market, L.L.C.		San Francisco, CA
CA164/98	ASN Walnut Ridge LLC	Archstone Walnut Ridge	2992 Santos Lane	$31,800,000
			Walnut Creek, CA
WA039/112	ASN Redmond Lakeview LLC	Archstone Redmond Lakeview	4250 W Lake Sammamish Pkwy.	$39,000,000
			NE, Redmond, WA
COLLATERAL POOL 3: $1,265,805,659 Initial Loan to such Collateral Pool
CA156/30	Tishman Speyer Archstone-Smith	Archstone Del Mar Station	265 Arroyo Parkway	$169,200,000
	Del Mar Station, L.L.C.		Pasadena, CA

Property				Initial
Number	Borrower Name	Mortgaged Property	Property Address	Valuation
CA151/35	Tishman Speyer Archstone-Smith	Archstone Oak Creek	29128 Oak Creek Lane	$152,400,000
	Oak Creek I, L.L.C. and Tishman		Agoura Hills, CA
	Speyer Archstone-Smith Oak
	Creek II, L.L.C.
CA128/39	ASN Santa Monica LLC	Archstone Santa Monica	425 Broadway	$122,500,000
			Santa Monica, CA
CA154/40	Tishman Speyer Archstone-Smith	Archstone Santa Monica on	2000 Main Street	$103,700,000
	Santa Monica on Main, L.L.C.	Main	Santa Monica, CA
CA092/41	ASN Studio City LLC; Tishman	Archstone Studio City	10979 Bluffside Drive	$289,800,000
	Speyer Archstone-Smith Studio		Studio City, CA
	City III-A, L.L.C.; Tishman
	Speyer Archstone-Smith Studio
	City III-B, L.L.C.; Tishman
	Speyer Archstone-Smith Studio
	City III-C, L.L.C.
CA082/42	Tishman Speyer Archstone-Smith	Archstone Westside	3165 Sawtelle Blvd.	$93,200,000
	Westside, L.L.C.		Los Angeles, CA
NJ003/53	ASN Hoboken I LLC and ASN	Archstone Hoboken	77 Park Avenue	$215,000,000
	Hoboken II LLC		Hoboken, NJ
CA130/93	ASN Santa Clara LLC	Archstone Santa Clara	1650 Hope Drive	$121,660,000
			Santa Clara, CA
VA040/153	Tishman Speyer Archstone-Smith	Parc Vista	801 15th Street South	$102,900,000
	Parc Vista, L.L.C.		Arlington, VA
VA054/156	Smith Property Holdings Water	Water Park Towers	1501/1505 Crystal Drive	$138,200,000
	Park Towers L.L.C.		Arlington, VA
VA063/157	Smith Property Holdings Wilson	2201 Wilson Boulevard	2201 Wilson Boulevard	$97,900,000
	L.L.C.		Arlington, VA
VA032/160	Smith Property Holdings Ballston	Ballston Place	901 N. Pollard Street	$169,600,000
	Place L.L.C.		Arlington, VA
VA082/161	Tishman Speyer Archstone-Smith	Gallery at Rosslyn	1800 N. Oak Street	$130,200,000
	Gallery at Rosslyn, L.L.C.		Arlington, VA
DC017/181	Smith Property Holdings Six	Connecticut Heights	4850 Connecticut Ave., NW	$130,200,000
	(D.C.) L.P.		Washington, DC
DC014/183	Smith Property Holdings 4411	Park Connecticut	4411 Connecticut Ave., NW	$65,400,000
	Connecticut L.L.C.		Washington, DC
COLLATERAL POOL 4: $963,497,640 Initial Loan to such Collateral Pool
MA038/4	Smith Property Holdings	Archstone Cronin´s Landing	25 Crescent Street	$128,640,000
	Cronin’s Landing L.L.C.		Waltham, MA
MA072/10	ASN CambridgePark LLC	Cambridge Park Place	30 Cambridge Park Drive	$109,520,000
			Cambridge, MA
CA119/34	Tishman Speyer Archstone-Smith	Archstone Marina del Rey	4157 Via Marina	$215,000,000
	Marina del Rey-I, L.L.C. and		Marina del Rey, CA
	Tishman Speyer Archstone-Smith
	Marina del Rey-II, L.L.C.
CA209/49	Tishman Speyer Archstone-Smith	Jefferson at Simi Valley	1579 East Jefferson Way	$158,900,000
	Simi Valley, L.L.C.		Simi Valley, CA
DC016/177	Smith Property Holdings Three	2501 Porter Street	2501 Porter Street, NW	$77,200,000
	(D.C.) L.P.		Washington, DC
VA036/146	Tishman Speyer Archstone-Smith	Archstone Columbia Crossing	1957 Columbia Pike	$81,100,000
	Columbia Crossing, L.L.C.		Arlington, VA
VA061/158	Courthouse Hill LLC	Arlington Courthouse Place	1320 N. Veitch Street	$233,600,000
			Arlington, VA
VA058/159	Tishman Speyer Archstone-Smith	Arlington Courthouse Plaza	2250 Clarendon Boulevard	$142,800,000
	Arlington Courthouse Plaza,		Arlington, VA
	L.L.C.
VA056/166	Tishman Speyer Archstone-Smith	Archstone Tysons Corner	1723 Gosnell Road	$63,000,000
	Tysons Corner, L.L.C.		Vienna, VA

Property				Initial
Number	Borrower Name	Mortgaged Property	Property Address	Valuation
VA065/168	Smith Property Holdings Reston	Archstone Reston Landing	12000 Cameron Pond Drive	$135,500,000
	Landing L.L.C.		Reston, VA
DC008/178	Smith Property Holdings Alban	Alban Towers	3700 Massachusetts Ave., NW	$95,900,000
	Towers, L.L.C. and Alban		Washington, DC
	Towers, L.L.C.
DC006/179	Smith Property Holdings Three	Calvert Woodley	2601 Woodley Place, NW	$43,700,000
	(D.C.) L.P.		Washington, DC
DC007/180	Smith Property Holdings Three	Cleveland House	2727 29th Street, NW	$71,800,000
	(D.C.) L.P.		Washington, DC
COLLATERAL POOL 5: $297,592,066 Initial Loan to such Collateral Pool
CA109/31	Tishman Speyer Archstone-Smith	Archstone Glendale	201 West Fairview	$70,400,000
	Glendale, L.L.C.		Glendale, CA
CA091/37	ASN Pasadena LLC	Archstone Pasadena	25 South Oak Knoll Avenue	$58,400,000
			Pasadena, CA
CA181/44	ASN Thousand Oaks Plaza LLC	Archstone Thousand Oaks Plaza	235 N. Conejo School Road	$56,300,000
			Thousand Oaks, CA
CA004/97	Tishman Speyer Archstone-Smith	Archstone Walnut Creek	1445 Treat Boulevard	$123,700,000
	Walnut Creek, L.L.C.		Walnut Creek, CA
CA040/99	Tishman Speyer Archstone-Smith	Archstone Willow Glen	3200 Rublino Drive	$127,000,000
	Willow Glen, L.L.C.		San Jose, CA
CA018/102	Tishman Speyer Archstone-Smith	Archstone Harborside	11 Avocet Drive	$45,000,000
	Harborside, L.L.C.		Redwood City, CA
COLLATERAL POOL 6: $945,336,832 Initial Loan to such Collateral Pool
CA213/47	ASN Ventura LLC; ASN Ventura	Pacific Strands	930 Pacific Strand Court	$56,300,000
	Two LLC and ASN Ventura Four		Ventura, CA
	LLC
CA210/101	ASN Emeryville LLC	Archstone Emeryville	6401 Shellmound Street	$62,500,000
			Emeryville, CA
VA018/176	ASN Fairchase LLC and	Archstone Fairchase	4411 Dixie Hill Road	$120,000,000
	Tishamn Speyer Archstone-Smith		Fairfax, VA
	Fairchase II, L.L.C.
CA175/198	ASN Mountain View LLC	Oakwood Mountain View	555 W. Middlefield Road	$96,000,000
			Mountain View, CA
CA170/199	Tishman Speyer Archstone-Smith	Oakwood San Francisco	900 Powell Street	$6,375,000
	Oakwood San Francisco, L.L.C.		San Francisco, CA
CA169/200	ASN San Jose LLC	Oakwood San Jose South	700 S. Saratoga Avenue	$154,000,000
			San Jose, CA
MA055/201	Tishman Speyer Archstone-Smith	Oakwood Boston	131 State Street	$51,430,000
	Oakwood Boston, L.L.C.		Boston, MA
IL029/202	ASN Oakwood Chicago LLC	Oakwood Chicago	77 West Huron Street	$81,000,000
			Chicago, IL
CA171/203	ASN Long Beach LLC	Oakwood Long Beach Marina	333 First Street	$180,220,000
			Seal Beach, CA
CA172/204	ASN Marina LLC	Oakwood Marina Del Rey	4111 Via Marina	$105,000,000
			Marina Del Rey, CA
CA173/205	Tishman Speyer Archstone-Smith	Oakwood Toluca Hills	3600-3720 Barham Blvd.	$359,100,000
	Oakwood Toluca Hills, L.L.C.		Los Angeles, CA
CA174/206	ASN Woodland Hills East LLC	Oakwood Woodland Hills	22122 Victory Boulevard	$263,290,000
			Woodland Hills, CA
WA041/207	ASN Bellevue LLC	Oakwood Bellevue	938 110th Avenue NE	$55,100,000
			Bellevue, WA
WA042/208	ASN Seattle LLC	Oakwood Seattle	312 2nd Avenue W	$41,300,000
			Seattle, WA
VA095/210	Tishman Speyer Archstone-Smith	Oakwood Arlington	1550 Clarendon Boulevard	$59,100,000
	Oakwood Arlington, L.L.C.		Arlington, VA
PA002/212	Tishman Speyer Archstone-Smith	Oakwood Philadelphia	110-116 S. 16th Street	$16,150,000
	Oakwood Philadelphia, L.L.C.		Philadelphia, PA

Property				Initial
Number	Borrower Name	Mortgaged Property	Property Address	Valuation
COLLATERAL POOL 7: $1,060,031,951 Initial Loan to such Collateral Pool
MA040/1	Smith Property Holdings 2000	Archstone 2000 Commonwealth	2000 Commonwealth Ave.	$75,060,000
	Commonwealth L.L.C.		Brighton, MA
MA039/7	ASN Quincy LLC (f/k/a Smith	Archstone Quincy	95 W. Squantum Street	$52,180,000
	Property Holdings Sagamore		Quincy, MA
	Towers L.L.C.)
CA212/46	ASN Ventura Colony LLC (f/k/a	Colony Apartments at Weston	1024 Britten Lane	$64,700,000
	ASN Ventura Colony 1031,	Village	Ventura, CA
	LLC)
CA019/213	ASN Long Beach Harbor LLC	Archstone Long Beach Harbor	1613 Ximeno Avenue	$37,500,000
	(f/k/a ASN Long Beach Harbor	(Bellamar)	Long Beach, CA
	1031, LLC)
CA188/84	ASN Fremont LLC	Archstone Fremont Center	39410 Civic Center Drive	$93,600,000
			Fremont, CA
CA187/96	ASN Walnut Creek Station LLC	Archstone Walnut Creek Station	121 Roble Road	$85,100,000
			Walnut Creek, CA
DC005/182	Smith Property Holdings One	Corcoran House	1616 18th Street, NW	$30,200,000
	(D.C.) L.P.		Washington, DC
VA039/148	Tishman Speyer Archstone-Smith	Crystal Place	1801 Crystal Drive	$61,500,000
	Crystal Place, L.L.C.		Arlington, VA
VA041/149	Smith Property Holdings Crystal	Crystal Plaza	2111 Jefferson Davis Hwy.	$189,700,000
	Plaza L.L.C.		Arlington, VA
VA062/155	Smith Property Holdings	The Buchanan	320 23rd Street South	$202,400,000
	Buchanan House L.L.C.		Arlington, VA
VA091/162	Tishman Speyer Archstone-Smith	Gallery at Virginia Square	901 N. Nelson Street	$103,000,000
	Gallery at Virginia Square I,		Arlington, VA
	L.L.C.; Tishman Speyer
	Archstone-Smith Gallery at
	Virginia Square II, L.L.C.;
	Tishman Speyer Archstone-Smith
	Gallery at Virginia Square III,
	L.L.C.
VA059/163	Tishman Speyer Archstone-Smith	Lincoln Towers	850 N. Randolph Street	$290,800,000
	Lincoln Tower, L.L.C.		Arlington, VA
VA081/164	ASN Monument Park LLC	Archstone Monument Park	4457 Oakdale Crescent Ct.	$145,500,000
			Fairfax, VA
VA057/170	Tishman Speyer Archstone-Smith	Charter Oak	11637 Charter Oak Court	$51,000,000
	Charter Oak, L.L.C.		Reston, VA
DC018/185	Smith Property Holdings	The Consulate	2950 Van Ness Street, NW	$94,400,000
	Consulate L.L.C.		Washington, DC
DC010/187	Smith Property Holdings One	The Statesman	2020 F Street, NW	$84,400,000
	(D.C.) L.P.		Washington, DC
VA047/209	Tishman Speyer Archstone-Smith	Gateway Place	400 South 15th Street	$52,400,000
	Gateway Place, L.L.C.		Arlington, VA
COLLATERAL POOL 8: $209,453,317 Initial Loan to such Collateral Pool
CA023/13	Tishman Speyer Archstone-Smith	Archstone Sierra del Oro	1456 Serfas Club Drive	$68,000,000
	Sierra del Oro, L.L.C.		Corona, CA
WA044/106	Tishman Speyer Archstone-Smith	Archstone Cedar River	15205 140th Way SE	$29,700,000
	Cedar River, L.L.C.		Renton, WA
VA094/167	ASN Dulles LLC	Archstone Dulles	13800 Jefferson Park Drive	$118,000,000
			Herndon, VA
MD042/173	Tishman Speyer Archstone-Smith	The Meadows at Russett	8185 Scenic Meadows Drive	$62,000,000
	Meadows at Russett I, L.L.C. and		Laurel, MD
	Tishman Speyer Archstone-Smith
	Meadows at Russett II, L.L.C.
	IDOT Guarantor: ASN Meadows	The Meadows at Russett	8185 Scenic Meadows Drive
	at Russett I LLC and ASN		Laurel, MD
	Meadows at Russett II LLC

Property				Initial
Number	Borrower Name	Mortgaged Property	Property Address	Valuation
MD040/174	Tishman Speyer Archstone-Smith	Apartments at Sunset	1000 Columbine Drive	$61,000,000
	Sunset, L.L.C.		Frederick, MD
	IDOT Guarantor: ASN Sunset	Apartments at Sunset	1000 Columbine Drive
	LLC		Frederick, MD
COLLATERAL POOL 9: $1,126,630,452 Initial Loan to such Collateral Pool
NY027/61	ASN Murray Hill LLC	Archstone Murray Hill	240 E. 40th Street	$238,800,000
			New York, NY
NY030/63	ASN Key West LLC	Key West	750 Columbus Avenue	$174,100,000
			New York, NY
NY024/64	ASN Westmont LLC	The Westmont	730 Columbus Avenue	$133,200,000
			New York, NY
CA220/80	ASN Encinitas LLC	Poinsettia Ridge	1100 Garden View Road	$36,500,000
			San Diego, CA
DC011/189	Smith Property Holdings Van	Tunlaw Park	3850 Tunlaw Road, NW	$30,100,000
	Ness L.P.		Washington, DC
VA048/144	Tishman Speyer Archstone-Smith	Archstone Newport Village	4757 W. Braddock Road	$236,400,000
	Newport Village I and II, L.L.C.	(Phase I, II and III)	Alexandria, VA
	and Tishman Speyer Archstone-
	Smith Newport Village III, L.L.C.
VA037/147	Smith Property Holdings Crystal	Crystal House	1900 S. Eads Street	$226,200,000
	Houses L.L.C.		Arlington, VA
VA042/150	Tishman Speyer Archstone-Smith	Crystal Square	1515 Jefferson Davis Hwy.	$126,600,000
	Crystal Place, L.L.C.		Arlington, VA
VA043/151/	Tishman Speyer Archstone-Smith	Crystal Towers/Lofts 590	1600 S. Eads Street; 590 S. 15th	$401,000,000
152	Crystal Towers & Lofts 590,		Street
	L.L.C.		Arlington, VA
VA055/154	Tishman Speyer Archstone-Smith	The Bennington	1201 S. Eads Street	$97,600,000
	Bennington, L.L.C.		Arlington, VA
DC004/184	Smith Property Holdings Five	The Albemarle	4501 Connecticut Ave., NW	$77,000,000
	(D.C.) L.P.		Washington, DC
DC009/188	Smith Property Holdings Van	Tunlaw Gardens	3903 Davis Place, NW	$33,300,000
	Ness L.P.		Washington, DC
DC019/190	Smith Property Holdings Van	Van Ness South	3003 Van Ness Street, NW	$201,200,000
	Ness L.P.		Washington, DC

EXHIBIT B TO MASTER CREDIT FACILITY AGREEMENT

FIXED LOAN NOTE
(Collateral Pool      )

US [$ ]	[ , ]

FOR VALUE RECEIVED, the undersigned (“Borrower”) jointly and severally (if more than one) promises to pay to the order of (a) LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, (b) BANK OF AMERICA, N.A., a national banking association, and (c) BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, their successors, transferees and assigns (individually and collectively, “Lender”) the principal sum of                                      AND NO/100 DOLLARS (US $              ), with interest accruing on the unpaid principal balance from the date of disbursement until fully paid at the annual Interest Rate.

This Note is executed and delivered by Borrower pursuant to that certain Master Credit Facility Agreement, dated as of October 5, 2007 by and between Borrower, Lender and others (as amended from time to time, the “Master Agreement”), to evidence the obligation of Borrower to repay a Fixed Loan made by Lender to Borrower (Collateral Pool Borrower       ) in accordance with the terms of the Master Agreement.  This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Fixed Loan evidenced hereby is made.  All references to Loan Documents and Security Documents herein shall be with respect to Collateral Pool        (the “Collateral Pool”) as further identified in the Master Agreement.

Section 1.              Defined Terms.  In addition to defined terms found elsewhere in this Note, as used in this Note, the following definitions shall apply:

Amortization Period:  N/A.

Business Day:  Any day other than a Saturday, Sunday or any other day on which Lender is not open for business.

Debt Service Amounts:  Amounts payable under this Note, the Security Instrument or any other Loan Document.

Default Rate:  A rate equal to the lesser of four (4) percentage points above the Interest Rate or the maximum interest rate which may be collected from Borrower under applicable law.

Disbursement Date:  The date of disbursement of the Loan proceeds hereunder.

First Payment Date:  The first day of December, 2007.

Indebtedness:  The principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument.

Interest Rate:  The annual rate of                                 percent (      %).

Lender:  The holder of this Note.

Loan:  The loan evidenced by this Note.

Loan Term:                                             months.

Maturity Date:  The first day of                                      ,           , [November, 2012/November, 2014/November, 2017] or any earlier date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise.

Security Instrument:  Individually and collectively, various multifamily mortgages, deeds to secure debt or deeds of trust described in the Master Agreement comprising Collateral Pool      .

Yield Maintenance Period Term or Prepayment Premium Period Term:  [54/78/114] months.

Yield Maintenance Period End Date or Prepayment Premium Period End Date:  The last day of [April, 2012/April, 2014/April, 2017].

Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Master Agreement or, if not defined in the Master Agreement, as defined in the Security Instrument.

Section 2.              Address for Payment.  All payments due under this Note shall be payable at c/o Lehman Brothers Holdings Inc., 399 Park Avenue, New York, New York 10022, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

Section 3.              Payment of Principal and Interest.  Principal and interest shall be paid as follows:

(a)           Short Month Interest.  Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the Disbursement Date and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note.

(b)           Interest Computation Actual/360.  Interest under this Note shall be computed on the basis of a 360-day year.  The amount of each monthly payment made by

Borrower pursuant to Paragraph 3(c) below will be based on the actual number of calendar days during such month and shall be calculated by multiplying the unpaid principal balance of this Note by the per annum interest rate, dividing the product by 360 and multiplying the quotient by the actual number of days elapsed during the month.  Borrower understands that the amount of interest for each month will vary depending on the actual number of calendar days during such month.

(c)           Monthly Installments.   The amount of                                                                                 Dollars (US $                                               ) shall be payable on the First Payment Date and thereafter consecutive monthly installments of interest only, shall be payable as follows:

(i)                                                                                                                                   Dollars (US $                                  ), shall be payable on the first day of each month during the term hereof which follows a 28-day month;

(ii)                                                                                                                                Dollars (US $                               ), shall be payable on the first day of each month during the term hereof which follows a 29-day month,

(iii)                                                                                                                             Dollars (US $                              ), shall be payable on the first day of each month during the term hereof which follows a 30-day month, or

(iv)                                                                                                                             Dollars (US $                             ), shall be payable on the first day of each month during the term hereof which follows a 31-day month, until the entire unpaid principal balance evidenced by this Note is fully paid.  The entire principal balance and accrued but unpaid interest shall be due and payable on the Maturity Date.  The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

(d)           Payments Before Due Date.  Any regularly scheduled monthly installment of interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

Section 4.              Application of Payments.  If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness that is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender’s discretion.  Borrower agrees that neither Lender’s acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

Section 5.              Security.  The Indebtedness is secured, among other things, by the Security Instrument, and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness.

Section 6.              Acceleration.  If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Section 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower.  Lender may exercise this option to accelerate regardless of any prior forbearance.

Section 7.              Late Charge.   Subject to the provisions of Section 9.01(b) of the Master Agreement, if any monthly installment due hereunder is not received by Lender on or before the tenth (10th) day of each month or if any other amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within ten (10) days after the date such amount is due, counting from and including the date such amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such monthly installment or other amount due (provided that in connection with the payment in full on the Maturity Date, such 10-day period shall be increased to fifteen (15) days and such late charge shall equal one percent (1%) of such payment or other amount due).  Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses.  Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment.  The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 8.

Section 8.              Default Rate.  So long as any monthly installment or any other payment due under this Note remains past due for thirty (30) days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at the Default Rate.  If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate.  Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than thirty (30) days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender’s ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses.  Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than thirty (30) days, Lender’s risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk.  Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent advance.

Section 9.              Limits on Personal Liability.  The provisions of Article 12 of the Master Agreement (entitled “Limits on Personal Liability”) are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

Section 10.            Voluntary and Involuntary Prepayments.

(a)           A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

Borrower may voluntarily prepay all (or a portion) of the unpaid principal balance of this Note only on the last calendar day of a calendar month (the “Last Day of the Month”) and only if Borrower has complied with all of the following:

(i)            Borrower must give Lender at least thirty (30) days (if given via U.S. Postal Service) or twenty (20) days (if given via facsimile, email or overnight courier), but not more than sixty (60) days, prior written notice of Borrower’s intention to make a prepayment (the “Prepayment Notice”).  The Prepayment Notice shall be given in writing (via facsimile, email, U.S. Postal Service or overnight courier) and addressed to Lender.  The Prepayment Notice shall include, at a minimum, the Business Day upon which Borrower intends to make the prepayment (the “Intended Prepayment Date”).

(ii)           Borrower acknowledges that the Lender is not required to accept any voluntary prepayment of this Note on any day other than the Last Day of the Month even if Borrower has given a Prepayment Notice with an Intended Prepayment Date other than the Last Day of the Month or if the Last Day of the Month is not a Business Day.  Therefore, even if Lender accepts a voluntary prepayment on any day other than the Last Day of the Month, for all purposes (including the accrual of interest and the calculation of the prepayment premium), any prepayment received by Lender on any day other than the Last Day of the Month shall be deemed to have been received by Lender on the Last Day of the Month and any prepayment calculation will include interest to and including the Last Day of the Month in which such prepayment occurs.  If the Last Day of the Month is not a Business Day, then the Borrower must make the payment on the Business Day immediately preceding the Last Day of the Month.

(iii)          Any prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest (calculated to the Last Day of the Month), (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A.

(iv)          If, for any reason, Borrower fails to prepay this Note (A) within five (5) Business Days after the Intended Prepayment Date or (B) if the prepayment occurs in a month other than the month stated in the original Prepayment Notice, then Lender shall have the right, but not the obligation, to recalculate the prepayment premium based upon the date that Borrower actually prepays this Note and to make such calculation as described in Schedule A attached hereto.  For purposes of such recalculation, such new prepayment date shall be deemed the “Intended Prepayment Date.”

(v)           Upon Lender’s exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (i) all accrued interest and all other sums due Lender under this Note and the other Loan Documents, and (ii) the prepayment premium calculated pursuant to Schedule A.

(vi)          Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.  The amount of any partial prepayment shall be computed so as to provide to Lender a prepayment premium computed pursuant to Schedule A without Borrower having to pay out-of-pocket additional amounts.

(b)           Notwithstanding the provisions of Section 10(a), no prepayment premium shall be payable (1) with respect to any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument, or (2) as provided in subparagraph (b) of Schedule A.

(c)           Schedule A is hereby incorporated by reference into this Note.

(d)           Any permitted or required prepayment of less than the entire unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments, provided the amount of each monthly installment shall be recomputed to reflect such prepayment of the Indebtedness.

(e)           Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender’s ability to meet its commitments to third parties.  Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages.  Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents all of the damages Lender will incur because of a prepayment.

(f)            Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of Borrower’s voluntary agreement to the prepayment premium provisions.

Section 11.            Costs and Expenses. Borrower shall pay on demand all reasonable expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, actually incurred by Lender as a result of any Event of Default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

Section 12.            Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower’s obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

Section 13.            Waivers. Except as expressly provided in this Note or the Master Agreement, presentment demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

Section 14.            Loan Charges. Borrower agrees to pay an effective rate of interest equal to the sum of the Interest Rate provided for in this Note and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan evidenced by this Note and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

Section 15.            Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

Section 16.            Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of “days” means calendar days, not Business Days.

Section 17.            Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The provisions of Section 13.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

Section 18.            Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

Section 19.            Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 13.08 of the Master Agreement.

Section 20.            Security for this Note. The indebtedness evidenced by this Note is secured by other Security Documents executed by Collateral Pool Borrower. Reference is made hereby to the Master Agreement and the Security Documents for additional rights and remedies of Lender relating to the Indebtedness evidenced by this Note. Each Security Document shall be released in accordance with the provisions of the Master Agreement and the Security Documents.

Section 21.            Loan May Not Be Reborrowed. Borrower may not re-borrow any amounts under this Note which it has previously borrowed and repaid under this Note.

Section 22.            Fixed Loan. This Note is issued to evidence a Fixed Loan made in accordance with the terms of the Master Agreement.

Section 23.            Cross-Default with Master Agreement. The occurrence and continuance of an Event of Default with respect to the Collateral Pool under the Master Agreement shall constitute an “Event of Default” under this Note, and, accordingly, upon the occurrence of an Event of Default under the Master Agreement with respect to the Collateral Pool, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

[Remainder of page intentionally left blank.]

ATTACHED SCHEDULES. The following Schedules are attached to this Note:

☒	Schedule A Prepayment Premium (required)

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative (which authorized representative shall have no personal liability hereunder). Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

[ADD EACH BORROWER FOR SUCH COLLATERAL POOL]

S-1

ALLONGE TO NOTE

This Allonge to Note is attached to and forms a part of the Fixed Loan Note (Collateral Pool      ) dated October 5, 2007, in the original principal amount of $                           from Borrower to BANK OF AMERICA, N.A., a national banking association, BARCLAYS CAPITAL REAL ESTATE INC., and LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation.

Pay to the order of                                                           , without recourse.

Dated as of October 5, 2007

LENDER:

BANK OF AMERICA, N.A., a national banking
association

By:
Name:
Title:

BARCLAYS CAPITAL REAL ESTATE INC., a
Delaware corporation

By:
Name:
Title:

S-2

ALLONGE TO NOTE

This Allonge to Note is attached to and forms a part of the Fixed Loan Note (Collateral Pool      ) dated October 5, 2007, in the original principal amount of $                                        from Borrower to BANK OF AMERICA, N.A., a national banking association, BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, and LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation.

Pay to the order of                                                                  , without recourse.

Dated as of October 5, 2007

LENDER:

LEHMAN BROTHERS HOLDINGS INC., a
Delaware corporation

By:
Name:
Title:

S-3

SCHEDULE A

PREPAYMENT PREMIUM

Any prepayment premium payable under Section 10 of this Note shall be computed as follows:

(a)                                  If the prepayment is made at any time after the date of this Note and before the Yield Maintenance Period End Date, the prepayment premium shall be the greater of:

(i)                                     one percent (1%) of the amount of principal being prepaid; or

(ii)                                  The product obtained by multiplying:

(A)                              the amount of principal being prepaid,

by

(B)                                the difference obtained by subtracting from the Interest Rate on this Note the yield rate (the “Yield Rate”) on the                     % U.S. Treasury Security due                                             (the “Specified U.S. Treasury Security”), on the twenty-fifth (25th) Business Day preceding (x) the Intended Prepayment Date, or (y) the date Lender accelerates the Loan or otherwise accepts a prepayment pursuant to Section 10(a)(3) of this Note, as the Yield Rate is reported in The Wall Street Journal, by

(C)           the present value factor calculated using the following formula:

1 – (1 + r)-n/12
r

[r =      Yield Rate

n =       the number of months remaining between (1) either of the following: (x) in the case of a voluntary prepayment, the Last Day of the Month during which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of this Note and (2) the Yield Maintenance Period End Date]

In the event that no Yield Rate is published for the Specified U.S. Treasury Security, then the nearest equivalent non-callable U.S. Treasury Security having a maturity date closest to the Yield

A-1

Maintenance Period End Date of this Note shall be selected at Lender’s discretion. If the publication of such Yield Rates in The Wall Street Journal is discontinued, Lender shall determine such Yield Rates from another source selected by Lender.

(b)                                 Notwithstanding the provisions of Paragraph 10(a) of this Note, no prepayment premium shall be payable with respect to any prepayment made after the Yield Maintenance Period End Date.

[Remainder of page intentionally left blank.]

A-2

[Initial Page to Schedule A to Fixed Loan Note]

INITIAL(S)

EXHIBIT C TO MASTER CREDIT FACILITY AGREEMENT

[NOTE:  THIS IS A ONE-MONTH SARM FORM;

THREE-MONTH SARM IS AVAILABLE DURING EXTENSION PERIOD
AND NOTE WILL BE REVISED ACCORDINGLY]

VARIABLE LOAN NOTE

(Collateral Pool      )

US $[ ]	[ , ]

                FOR VALUE RECEIVED, the undersigned (“Borrower”) jointly and severally (if more than one) promises to pay to the order of(a) LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, (b) BANK OF AMERICA, N.A., a national banking association, and (c) BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, their successors, transferees and assigns (individually and collectively, “Lender”), the principal sum of                                                                                               Dollars (US $                                  ), with interest on the unpaid principal balance from the Disbursement Date until fully paid at the rates applicable from time to time set forth in this Variable Loan Note (“Note”).

This Note is executed and delivered by Borrower pursuant to that certain Master Credit Facility Agreement, dated as of October 5, 2007 by and between Borrower, Lender and others (as amended from time to time, the “Master Agreement”), to evidence the obligation of Borrower to repay a Variable Loan made by Lender to Borrower (Collateral Pool Borrower      ) in accordance with the terms of the Master Agreement. This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Variable Loan evidenced hereby is made. All references to Loan Documents and Security Documents herein shall be with respect to Collateral Pool            (the “Collateral Pool”) as further identified in the Master Agreement.

Section 1.              Defined Terms. In addition to defined terms found elsewhere in this Note, as used in this Note, the following definitions shall apply:

Adjustable Rate. The initial Adjustable Rate shall be                  % per annum until the first Rate Change Date. From and after each Rate Change Date until the next Rate Change Date, the Adjustable Rate shall be the sum of (i) the Current Index, and (ii) the Margin, which sum is then rounded to three decimal places, subject to the limitations that the Adjustable Rate shall not be less than the Margin.

Amortization Period:  N/A.

Business Day:  Any day other than a Saturday, Sunday or any other day on which Lender is not open for business.

Current Index:  The published Index that is effective on the Business Day immediately preceding the applicable Rate Change Date.

Default Rate:  A rate equal to the lesser of four (4) percentage points above the then-applicable Adjustable Rate or the maximum interest rate which may be collected from Borrower under applicable law.

Disbursement Date:  The date of disbursement of Loan proceeds hereunder.

First Payment Date:  The first day of                           ,             . [For example, if the Note date is January 1, then the First Payment Date will be February 1. If the Note date is any day other than January 1, then the First Payment Date will be March 1.]

Indebtedness:  The principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument.

Index:  The British Bankers Association fixing of the London Inter-Bank Offered Rate for 1-month U.S. Dollar-denominated deposits as reported by Telerate through electronic transmission. If the Index is no longer available, or is no longer posted through electronic transmission, Lender will choose a new index that is based upon comparable information and provide notice thereof to Borrower.

Initial Adjustable Rate:                % per annum until the first Rate Change Date.

Lender:  The holder of this Note.

Loan:  The loan evidenced by this Note.

Loan Year:  The period beginning on the Disbursement Date and ending on the day before the twelfth Rate Change Date and each successive twelve- (12) month period thereafter.

Margin:                    %, which amount includes the Variable Loan Fee.

Maturity Date:  The first day of November, 2009, or any earlier date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise, unless otherwise extended pursuant to Section 1.05 of the Master Agreement.

Payment Change Date:  The first day of the month following each Rate Change Date until this Note is repaid in full.

Prepayment Lockout Period:  None.

Prepayment Premium Term:  The period beginning on the Disbursement Date and ending on the last calendar day of October, 2008.

Rate Change Date:  The First Payment Date and the first day of each month thereafter until this Note is repaid in full.

Security Instrument:  Individually and collectively, various multifamily mortgages, deeds to secure debt or deeds of trust described in the Master Agreement comprising Collateral Pool       .

Servicing Payment Date:  Two (2) Business Days prior to the date each monthly payment is due under this Note.

Variable Loan Fee:  Has the meaning set forth in the Master Agreement.

Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Master Agreement or, if not defined in the Master Agreement, as defined in the Security Instrument.

Section 2.              Address for Payment. All payments due under this Note shall be payable at c/o Lehman Brothers Holdings Inc., 399 Park Avenue, New York, New York 10022, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

Section 3.              Payment of Principal and Interest. This Note will accrue interest on the outstanding principal balance at the Adjustable Rate. Principal and interest shall be paid as follows:

(a)           Short Month Interest. If disbursement of principal is made by Lender to Borrower on any day other than the first day of the month, interest for the period beginning on the Disbursement Date and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note.

(b)           Interest Accrual. Interest shall accrue on the unpaid principal balance of this Note at the Adjustable Rate. The Adjustable Rate shall change on each Rate Change Date until the Loan is repaid in full. Interest under this Note shall be computed on the basis of a 360-day year. The amount of each monthly payment made by Borrower pursuant to Paragraph 3(d) below that is allocated to interest will be based on the actual number of calendar days during such month and shall be calculated by multiplying the unpaid principal balance of this Note by the applicable Adjustable Rate, dividing the product by 360 and multiplying the quotient by the actual number of days elapsed during the month. Borrower understands that the amount allocated to interest for each month will vary depending on the actual number of calendar days during such month.

(c)           Adjustable Rate.  The Initial Adjustable Rate shall be in effect until the first Rate Change Date.  From and after each Rate Change Date until the next Rate Change Date, the Adjustable Rate shall be the sum of (i) the Current Index, and (ii) the Margin, which sum is then rounded to three decimal places, subject to the limitations that the Adjustable Rate shall not be less than the Margin.  Accrued interest on this Note shall be paid in arrears.

(d)           Monthly Payments.  Borrower acknowledges and agrees to pay all payments required each month as set forth below (the “Required Monthly Payments”) due under this Note to the Lender on the Servicing Payment Date even though such Required Monthly Payments are due on the first day of every month.

☒                                  Interest Only Loan.  Consecutive monthly installments of interest only, each in the amount of the Required Monthly Payment, shall be payable on the First Payment Date and on the first day of each month thereafter until the entire unpaid principal balance evidenced by this Note is fully paid.  The entire unpaid principal balance and accrued but unpaid interest, if not sooner paid, shall be due and payable on the Maturity Date.  The initial Required Monthly Payment shall be                                                                   Dollars  (US $                                               ).  Thereafter, to the extent that the Adjustable Rate has changed, the Required Monthly Payment shall change on each Payment Change Date based on the then-applicable Adjustable Rate.  The amount of the initial and any changed Required Monthly Payment shall be calculated utilizing the interest accrual method stated in Paragraph 3(b) above.

(e)           [Intentionally deleted.]

(f)            Notice of Interest Rate Change.  Before each Payment Change Date, Lender shall re-calculate the Adjustable Rate and shall notify Borrower (in the manner specified in the Security Instrument for giving notices) of any change in the Adjustable Rate and the Required Monthly Payment.

(g)           Correction to Required Monthly Payment.  If Lender at any time determines, in its sole but reasonable discretion, that it has miscalculated the amount of the Required Monthly Payment (whether because of a miscalculation of the Adjustable Rate or otherwise), then Lender shall give notice to Borrower of the corrected amount of the Required Monthly Payment (and the corrected Adjustable Rate, if applicable) and (i) if the corrected amount of the Required Monthly Payment represents an increase, then Borrower shall, within thirty (30) calendar days thereafter, pay to Lender any sums that Borrower would have otherwise been obligated under this Note to pay to Lender had the amount of the Required Monthly Payment not been miscalculated, or (ii) if the corrected amount of the Required Monthly Payment represents a decrease thereof and Borrower is not otherwise in breach or default under any of the terms and provisions of the Note, the Security Instrument or any other loan document evidencing or securing the Note, then Borrower shall within thirty (30) calendar days thereafter be paid the sums that Borrower would not have otherwise been obligated to pay to Lender had the amount of the Required Monthly Payment not been miscalculated.

(h)           Payments Before Due Date.  Any regularly scheduled monthly installment of principal and interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

(i)            Accrued Interest.  Any accrued interest remaining past due for thirty (30) days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note.  Any reference herein to “accrued interest” shall refer to accrued interest which has not become part of the unpaid principal balance.  Any amount added to principal pursuant to the Loan Documents shall bear interest at the applicable rate or rates specified in this Note and shall be payable with such interest upon demand by Lender and absent such demand, as provided in this Note for the payment of principal and interest.

Section 4.              Application of Payments.  If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender’s discretion.  Borrower agrees that neither Lender’s acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

Section 5.              Security.  The Indebtedness is secured, among other things, by the Security Instrument, and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness.

Section 6.              Acceleration.  If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Section 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower.  Lender may exercise this option to accelerate regardless of any prior forbearance.

Section 7.              Late Charge.  MONTHLY PAYMENTS UNDER THIS NOTE ARE DUE ON THE FIRST DAY OF EACH AND EVERY MONTH UNTIL THIS NOTE IS PAID IN FULL.  BORROWER HEREBY AGREES THAT SUCH PAYMENTS SHALL BE MADE TO THE LENDER ON THE SERVICING PAYMENT DATE.  THERE IS NO “GRACE” PERIOD FOR ANY MONTHLY INSTALLMENTS DUE HEREUNDER.  Subject to the provisions of Section 9.01(b) of the Master Agreement, if any monthly installment due hereunder is not received by Lender on or before the first day of each month or if any other amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender before or on the date such amount is due, counting from and including the date such amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such monthly installment or other amount due (provided that in connection with the payment in full on the Maturity Date, if such payment is not received by Lender on or before the fifth (5th) day after the Maturity Date, counting from and including the Maturity Date, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to one percent (1%) of such payment or other amount due).  Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses.  Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment.  The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 8.

Section 8.              Default Rate.  So long as any monthly installment or any other payment due under this Note remains past due for thirty (30) days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at the Default Rate.  If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate.  Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than thirty (30) days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender’s ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses.  Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than thirty (30) days, Lender’s risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk.  Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent Loan.

Section 9.              Limits on Personal Liability; Joint and Several Obligation.  The provisions of Article 12 of the Master Agreement (entitled “Limits on Personal Liability”) are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Sections were set forth in its entirety herein.

Section 10.            Lockout; Voluntary and Involuntary Prepayments.

(a)           Borrower may voluntarily prepay all (or a portion) of the indebtedness evidenced hereby subject to the prepayment provisions and any Prepayment Lockout Period described in Schedule A.

(b)           A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

(i)            At any time after the expiration of the Prepayment Lockout Period, Borrower may voluntarily prepay all (or a portion) of the unpaid principal balance of this Note only on the last calendar day of a calendar month (the “Last Day of the Month”) and only if Borrower has complied with all of the following:

(1)           Borrower must give Lender at least thirty (30) days (if given via U.S. Postal Service) or twenty (20) days (if given via facsimile, email or overnight courier), but not more than sixty (60) days, prior written notice of Borrower’s intention to make a prepayment (the “Prepayment Notice”).  The Prepayment Notice shall be given in writing (via facsimile, email, U.S. Postal Service or overnight courier) and addressed to Lender.  The Prepayment Notice shall include, at a minimum, the Business Day upon which Borrower intends to make the prepayment (the “Intended Prepayment Date”).

(2)           Borrower acknowledges that the Lender is not required to accept any voluntary prepayment of this Note on any day other than the Last Day of the Month even if Borrower has given a Prepayment Notice with an Intended Prepayment Date other than the Last Day of the Month or if the Last Day of the Month is not a Business Day.  Therefore, even if Lender accepts a voluntary prepayment on any day other than the Last Day of the Month, for all purposes (including the accrual of interest and the calculation of the prepayment premium), any prepayment received by Lender on any day other than the Last Day of the Month shall be deemed to have been received by Lender on the Last Day of the Month and any prepayment calculation will include interest to and including the Last Day of the Month in which such prepayment occurs.  If the Last Day of the Month is not a Business Day, then the Borrower must make the payment on the Business Day immediately preceding the Last Day of the Month.

(3)           Any prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest (calculated to the Last Day of the Month), (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A.

(4)           If, for any reason, Borrower fails to prepay this Note within five (5) Business Days after the Intended Prepayment Date, then Lender shall have the right, but not the obligation, to recalculate the prepayment premium pursuant to Schedule A based upon the date that Borrower actually prepays this Note.  Notwithstanding the foregoing, if the delayed prepayment occurs in a month other than the month stated in the original Prepayment Notice, then Lender shall (a) have the right, but not the obligation, to recalculate the prepayment premium pursuant to Schedule A based upon the date that Borrower actually prepays this Note and (b) recalculate the amount of interest payable.  In either instance, for purposes of recalculation, such new prepayment date shall be deemed the “Intended Prepayment Date.”

(ii)           Upon Lender’s exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due

Lender under this Note and the other Loan Documents, and (B) the prepayment premium calculated pursuant to Schedule A.

(iii)          Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.

(c)           Notwithstanding the provisions of Section 10(b), no prepayment premium shall be payable (1) with respect to any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument, or (2) as provided in subparagraph (c) of Schedule A.

(d)           Schedule A is hereby incorporated by reference into this Note.

(e)           Any permitted or required prepayment of less than the entire unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments, provided the amount of each monthly installment shall be recomputed to reflect such prepayment of the Indebtedness.

(f)            Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender’s ability to meet its commitments to third parties.  Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages.  Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents all the damages Lender will incur because of a prepayment.

(g)           Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower’s voluntary agreement to the prepayment premium provisions.

Section 11.            Costs and Expenses.  Borrower shall pay on demand all reasonable expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, actually incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

Section 12.            Forbearance.  Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy.  The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment.  Enforcement by Lender of any security for Borrower’s obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

Section 13.            Waivers.  Except as expressly provided in this Note or the Master Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

Section 14.            Loan Charges.  Borrower agrees to pay an effective rate of interest equal to the sum of the interest rate provided for in this Note and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan evidenced by this Note and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents.  Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law.  If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation.  The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note.  For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note.  Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

Section 15.            Commercial Purpose.  Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

Section 16.            Counting of Days.  Except where otherwise specifically provided, any reference in this Note to a period of “days” means calendar days, not Business Days.

Section 17.            Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial.  The provisions of Section 13.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

Section 18.            Captions.  The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

Section 19.            Notices.  All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 13.08 of the Master Agreement.

Section 20.            Security for this Note.   The indebtedness evidenced by this Note is secured by other Security Documents executed by Collateral Pool Borrower.  Reference is made hereby to the Master Agreement and the Security Documents for additional rights and remedies of Lender relating to the Indebtedness evidenced by this Note.  Each Security Document shall be released in accordance with the provisions of the Master Agreement and the Security Documents.

Section 21.            Loan May Not Be Reborrowed.  Borrower may not re-borrow any amounts under this Note which it has previously borrowed and repaid under this Note

Section 22.            Variable Loan.  This Note is issued to evidence a Variable Loan made in accordance with the terms of the Master Agreement.

Section 23.            Cross-Default with Master Agreement.   The occurrence and continuance of an Event of Default with respect to the Collateral Pool under the Master Agreement shall constitute an “Event of Default” under this Note, and, accordingly, upon the occurrence of an Event of Default under the Master Agreement with respect to the Collateral Pool, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

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ATTACHED SCHEDULES.  The following Schedules are attached to this Note:

☒           Schedule A Prepayment Premium (required)

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IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative (which authorized representative shall have no personal liability hereunder).  Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

[ADD EACH BORROWER FOR SUCH
COLLATERAL POOL]

S-1

ALLONGE TO NOTE

This Allonge to Note is attached to and forms a part of the Fixed Loan Note (Collateral Pool      ) dated October 5, 2007, in the original principal amount of $                                      from Borrower to BANK OF AMERICA, N.A., a national banking association, BARCLAYS CAPITAL REAL ESTATE INC., and LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation.

Pay to the order of                                                                           , without recourse.

Dated as of October 5, 2007

LENDER:

BANK OF AMERICA, N.A., a national banking
association

By:
Name:
Title:

BARCLAYS CAPITAL REAL ESTATE INC., a
Delaware corporation

By:
Name:
Title:

S-2

ALLONGE TO NOTE

This Allonge to Note is attached to and forms a part of the Fixed Loan Note (Collateral Pool      ) dated October 5, 2007, in the original principal amount of $                              from Borrower to BANK OF AMERICA, N.A., a national banking association, BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, and LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation.

Pay to the order of                                                                 , without recourse.

Dated as of October 5, 2007

LENDER:

LEHMAN BROTHERS HOLDINGS INC., a
Delaware corporation

By:
Name:
Title:

S-3

SCHEDULE A

Any prepayment premium payable under Section 10 of this Note shall be computed as follows:

(a)                                  If Borrower voluntarily prepays this Note, Lender accelerates the unpaid principal balance of this Note, or the Lender applies collateral held by Lender to the repayment of any portion of the unpaid principal balance of this Note as permitted in Section 10(b) of the Note (if any), the prepayment premium shall be equal to the following percentage of the amount of principal being prepaid at the time of such prepayment, acceleration or application:

First Loan Year	10 basis points (0.10%)

(b)                                 For the purposes of this Note, a “Loan Year” shall have the meaning ascribed to it in this Note.

(c)                                  Notwithstanding the provisions of Section 10(b) of this Note or the foregoing, no prepayment premium shall be payable with respect to any prepayment made on or after the Prepayment Premium Term.

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A-1

[Initial Page to Schedule A to Variable Loan Note]

INITIAL(S)